UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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VALIC COMPANY I

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VALIC COMPANY I

2929 Allen Parkway

Houston, TX 77019

[●], 2022

Dear Shareholder:

The Board of Directors (the “Board,” and the members of which are referred to as “Directors”) of VALIC Company I (the “Company”) is pleased to invite you to a joint special meeting (the “Special Meeting”) of the shareholders of each fund organized as a series of the Company (each, a “Fund” and collectively, the “Funds”) to be held on Friday, October 14, 2022, at 2:00 p.m. Central Time / 3:00 p.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and provide your voting instructions or cast your vote(s), as applicable, by accessing an event link.

If you are an owner of a variable annuity or variable life insurance contract or certificate issued by The Variable Annuity Life Insurance Company (“VALIC”) or other affiliated life insurance company, you have the right to instruct VALIC or such affiliated life insurance company how to vote shares of your Fund at the Special Meeting. Shareholders of a Fund who invest through a qualified retirement plan or an individual retirement account may have the right to vote or give voting instructions depending on the terms of the plan or individual retirement account custodial or other agreement.

American International Group, Inc. (“AIG”) has announced its intention to sell all of its interest in Corebridge Financial, Inc. (“Corebridge”) over time following an initial public offering of Corebridge’s common stock (such divestment, the “Separation Plan”). Corebridge indirectly wholly owns VALIC and SunAmerica Asset Management, LLC (“SunAmerica”). VALIC is the investment adviser for each Fund and SunAmerica serves as the sub-adviser, or a sub-adviser, for certain Funds.

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, and any distribution agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan will be deemed a Change of Control Event. To ensure that VALIC and SunAmerica may continue to provide advisory and sub-advisory services, respectively, to the Funds without interruption, the Special Meeting is called to, among other things, approve new investment advisory agreements between VALIC and the Company and new investment sub-advisory agreements between VALIC and SunAmerica.

At the Special Meeting, shareholders will be asked to consider and vote on the following matters:

1.	To elect Directors to the Board of the Company;

2.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, and to approve any future investment advisory agreements between VALIC and the Company, each to take effect upon a Change of Control Event resulting from the Separation Plan. The material terms of the proposed investment advisory agreements are substantially similar to the material terms of the current investment advisory agreement;

3.

To approve a new investment sub-advisory agreement between VALIC and SunAmerica with respect to each of the Dynamic Allocation Fund, Growth Fund, International Equities Index Fund, Internationally Socially Responsible Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund and U.S. Socially Responsible Fund (the

“SunAmerica-Advised Funds”), and to approve any future investment sub-advisory agreements between VALIC and SunAmerica with respect to the SunAmerica-Advised Funds, each to take effect upon a Change of Control Event resulting from the Separation Plan;

4.

To approve a “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers on behalf of the Funds without obtaining shareholder approval;

5.	To approve the adoption, revision or elimination of the fundamental investment restrictions, as applicable, with respect to each Fund; and

6.	To approve a change to the Blue Chip Growth Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified.”

The Board has determined that each of the proposals is in the best interests of the Company and each Fund to which it applies and its shareholders, and it unanimously recommends that you vote in favor of each proposal relating to your Fund(s).

VALIC has attached a “Questions & Answers” section to assist you in evaluating each proposal. We encourage you to review the enclosed materials carefully. You may vote prior to the Special Meeting in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card or voting instruction card;

•	By Internet at the website address listed on the enclosed proxy card or voting instruction card; or

•	By returning the enclosed proxy voting card or voting instruction card in the postage-paid envelope.

You may also vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

As always, we appreciate your support.

Sincerely,

[ ]

John T. Genoy
President of VALIC Company I

OVERVIEW OF THE PROPOSALS – QUESTIONS & ANSWERS	i
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS	i
JOINT PROXY STATEMENT	1
SUMMARY OF PROPOSALS AND FUNDS VOTING	3
PROPOSAL 1 – ELECTION OF DIRECTORS	5
PROPOSAL 2 – APPROVAL OF INVESTMENT ADVISORY AGREEMENTS	19
PROPOSAL 3 – APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENTS	28
PROPOSAL 4 – APPROVAL OF A “MANAGER-OF-MANAGERS” ARRANGEMENT THAT WOULD PERMIT VALIC TO ENTER INTO AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUB-ADVISERS ON BEHALF OF THE FUNDS WITHOUT OBTAINING SHAREHOLDER APPROVAL	33
PROPOSALS 5A THROUGH 5H – APPROVAL TO ADOPT, REVISE OR ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS	37
PROPOSAL 5A – TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING MONEY	39
PROPOSAL 5B – TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING	40
PROPOSAL 5C – TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING	41
PROPOSAL 5D – TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE ISSUANCE OF SENIOR SECURITIES	42
PROPOSAL 5E – TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN REAL ESTATE	43
PROPOSAL 5F – TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN COMMODITIES	44
PROPOSAL 5G – TO REVISE OR ADOPT, AS APPLICABLE, A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION	46
PROPOSAL 5H – TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING DIVERSIFICATION	48
PROPOSAL 6 – APPROVAL OF A CHANGE TO THE BLUE CHIP GROWTH FUND’S SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”	49
VOTING INFORMATION	50
OTHER BUSINESS	52
HOUSEHOLDING	52
OTHER INFORMATION	53
EXHIBIT A	A-1
EXHIBIT B	B-1
EXHIBIT C	C-1
EXHIBIT D	D-1
EXHIBIT E	E-1
EXHIBIT F	F-1
EXHIBIT G	G-1
EXHIBIT H	H-1
EXHIBIT I	I-1
EXHIBIT J	J-1
EXHIBIT K	K-1
EXHIBIT L	L-1

OVERVIEW OF THE PROPOSALS – QUESTIONS & ANSWERS

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying proxy statement (the “Proxy Statement”) contains more detailed information, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	Why did you send me this Proxy Statement?

A:

This Proxy Statement is being furnished to owners of a variable annuity or variable life insurance contract or certificate (a “Contract”) (the “Contract Owners”) issued by The Variable Annuity Life Insurance Company (“VALIC”) or other affiliated life insurance company (together with VALIC, the “Life Companies” and each, a “Life Company”), having Contract values allocated to a subaccount of a separate account (“Separate Account”) invested in shares of one or more of the series (each, a “Fund” and collectively, the “Funds”) of VALIC Company I (the “Company”) as of the close of business on August 5, 2022 (the “Record Date”). Contract Owners have a beneficial interest in a Fund, but do not invest directly in or hold shares of the Fund. The Life Companies, as the shareholders of a Fund, have voting rights with respect to the Fund shares, but pass through those voting rights to Contract Owners. Accordingly, as a Contract Owner, you have the right to instruct your Life Company how to vote Fund shares attributable to your Contract, if your voting instructions are properly submitted and received prior to the joint special meeting (the “Special Meeting”) of the shareholders of each Fund to be held on Friday, October 14, 2022, at 2:00 p.m. Central Time / 3:00 p.m. Eastern Time. You may also submit your voting instructions at the Special Meeting.

The Proxy Statement is also being furnished to custodians/trustees of individual retirement accounts (each, an “IRA”) and plan fiduciaries of or participants in qualified employer-sponsored retirement plans (each, a “Plan”) as of the Record Date. Participants in a Plan and IRA owners may have the right to vote or give voting instructions depending on the terms of the Plan or IRA custodial or other agreement. VALIC will take direction from the applicable Plan or account trustee regarding who (e.g., the Plan or participants) has the right to vote or provide voting instructions prior to or at the Special Meeting.

The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and provide your voting instructions or cast your vote(s), as applicable, by accessing an event link.

For convenience, we refer to Contract Owners, Plan participants and IRA owners collectively as “shareholders.” Additionally, any reference to Contract Owners owning “shares” of a Fund refers to owning accumulation units of the subaccount that invests in such Fund.

Q:	What is the purpose of the Special Meeting?

A:

The Board of Directors of the Company (the “Board” and the members of which are referred to as “Directors”) has called the Special Meeting to request that you consider and vote on the following matters with respect to the Fund(s) in which you are invested:

1.	To elect ten (10) Directors to the Board of the Company;

2.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, and to approve any future investment advisory agreements between VALIC and the Company, each to take effect upon a Change of Control Event (as defined below) resulting from the Separation Plan (as defined below);

3.

To approve a new investment sub-advisory agreement between VALIC and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to each of the Dynamic Allocation Fund, Growth Fund, International Equities Index Fund, Internationally Socially Responsible Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund and U.S.

i

Socially Responsible Fund (the “SunAmerica-Advised Funds”), and to approve any future investment sub-advisory agreements between VALIC and SunAmerica with respect to the SunAmerica-Advised Funds, each to take effect upon a Change of Control Event resulting from the Separation Plan;

4.

To approve a “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers on behalf of the Funds without obtaining shareholder approval;

5.	To approve the adoption, revision or elimination of the fundamental investment restrictions, as applicable, with respect to each Fund; and

6.	To approve a change to the Blue Chip Growth Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified.”

PROPOSAL 1: TO ELECT TEN (10) DIRECTORS TO THE BOARD

Q:	Who are the nominees to serve as Directors that shareholders are being asked to elect?

A:

The nominees for the Board are Thomas J. Brown, Dr. Judith L. Craven, Cheryl Creuzot, Yvonne M. Curl, Darlene T. DeRemer, Dr. Timothy J. Ebner, Peter A. Harbeck, Eileen A. Kamerick, Eric S. Levy and Dr. John E. Maupin, Jr. Other than Cheryl Creuzot, Darlene T. DeRemer and Eileen A. Kamerick, all nominees currently serve as directors on the Board. If elected, each of Cheryl Creuzot, Darlene T. DeRemer and Eileen A. Kamerick would be a new director on the Board.

PROPOSAL 2: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN VALIC AND THE COMPANY, ON BEHALF OF EACH OF ITS FUNDS

Q:	Why are shareholders being asked to approve a new investment advisory agreement?

A:

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Company’s current investment advisory agreement with VALIC automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of VALIC. This provision effectively requires a Fund’s shareholders to vote on a new investment advisory agreement if VALIC experiences a transfer of a controlling block of its voting securities for purposes of the 1940 Act. Such transfer is often referred to as a “Change of Control Event.”

As described in more detail in the Proxy Statement, Corebridge Financial, Inc. (“Corebridge”) is a majority-owned subsidiary of American International Group, Inc. (“AIG”), a leading global insurance organization. AIG has announced its intention to sell all of its interest in Corebridge over time following an initial public offering of Corebridge’s common stock (such divestment, the “Separation Plan”). Corebridge indirectly wholly owns VALIC, and VALIC is the investment adviser for each Fund. On March 28, 2022, Corebridge filed a Registration Statement on Form S-1 (the “Form S-1”) with the Securities and Exchange Commission (the “SEC”) to register an initial public offering of its common stock. In connection with the offering described in the Form S-1, Corebridge and AIG entered into agreements to effectuate, through a series of steps, a contribution of substantially all of the entities that conduct AIG’s investment management operations, including VALIC, from AIG to Corebridge.

It is anticipated that one or more of the transactions contemplated by the Separation Plan could be deemed a Change of Control Event resulting in the automatic termination of VALIC’s existing investment advisory agreement (the “Current Advisory Agreement”) and sub-advisory agreements. Whether or not a particular transaction results in a Change of Control Event depends on the facts and circumstances of the transaction, and the law is not clear as to whether an assignment would ever occur in the implementation of the Separation Plan. AIG and Corebridge also anticipate that Corebridge’s initial public offering will not result in a Change of Control Event. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board has approved a new investment advisory agreement with VALIC, as well as new sub-advisory agreements with the existing sub-advisers to certain Funds, in connection with the Separation Plan. Shareholders are being asked to approve the new investment advisory agreement with VALIC, the Funds’ current investment adviser, (the “Proposed Agreement”), which would be effective after the first Change of Control Event resulting from the Separation Plan that occurs after shareholder approval. The agreement is described below. As part of Proposal 2, shareholders are also voting to approve any future advisory agreements with VALIC (the “Future Agreements” and together with the Proposed Agreement, the “New Advisory Agreements”) if there are subsequent Change of Control Events arising from completion of the Separation Plan that terminates the Proposed Agreement after the first Change of Control Event. Shareholder approval will be deemed to apply to Future Agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of VALIC; (2) the Board approves each Future Agreement upon the relevant Change of Control Event; and (3) the Future Agreements would not be materially different from the Proposed Agreement that is described in this Proxy Statement. The Future Agreements would be deemed effective upon the closing of the subsequent transaction that constitutes a Change of Control Event. Shareholders are asked to vote on the approval of the Future Agreements as part of the same vote on the Proposed Agreement, which Proposed Agreement has been authorized and approved by the Board and which is described later in this Proxy Statement. This is because the first Change of Control Event and subsequent Change of Control Events will be incremental related steps that are part of the same Separation Plan that would lead to the full divestiture of shares by AIG. Under the circumstances described above, seeking a single shareholder vote for the New Advisory Agreements will allow the Company to maintain the uninterrupted services of VALIC and the Company’s respective Funds’ sub-advisers (where applicable) without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.

The Separation Plan is not expected to result in any changes to the contractual investment advisory fees charged to the Funds, the portfolio management of any Fund, or the level, nature and quality of services provided by VALIC.

Q:	Will the proposed New Advisory Agreements change how the Funds are managed?

A:

No. The Separation Plan is not expected to result in any changes to the management of the Funds. If shareholders approve the New Advisory Agreements in Proposal 2, the Funds’ portfolio managers are expected to continue to provide for the day-to-day management of the applicable Fund. In addition, the personnel responsible for the management operations of the Funds, including each Company officer, are not expected to change as a result of the Separation Plan. The Separation Plan will not result in any changes to the investment objectives, principal investment strategies, investment techniques and principal risks of the Funds.

Q:	Do the proposed New Advisory Agreements differ from the Current Advisory Agreement?

A:

The material terms of the proposed New Advisory Agreements are substantially similar to those of the Current Advisory Agreement, except for the effective and termination dates, the addition of language regarding VALIC’s payment due date, and the addition of notices and counterparts provisions.

Q:	What happens if shareholders of a Fund do not approve the proposed New Advisory Agreements?

A:

If the shareholders of a Fund do not approve the proposed New Advisory Agreements and no Change of Control Event occurs, VALIC would continue to serve as adviser to the Fund under the Current Advisory Agreement, and any existing sub-adviser would continue to be able to serve as sub-adviser under its current sub-advisory agreement.

If the shareholders of a Fund do not approve the proposed New Advisory Agreements and a Change of Control Event occurs, the Current Advisory Agreement and any current sub-advisory agreements would terminate and VALIC would not be able to continue to serve as adviser or enter into any sub-advisory agreement for the Fund to provide for continuity of service. Under these circumstances, the Board would need to consider appropriate action, which could include, among other things, allowing the Fund to operate under interim advisory and/or sub-advisory agreements with a duration of no more than 150 days, seeking approval of new investment advisory agreements and sub-advisory agreements, liquidation of a Fund, or reorganizing the Fund with and into another fund in the VALIC complex.

PROPOSAL 3: TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN VALIC AND SUNAMERICA WITH RESPECT TO THE SUNAMERICA-ADVISED FUNDS

Q:

Why are shareholders being asked to approve a new investment sub-advisory agreement between VALIC and SunAmerica with respect to the SunAmerica-Advised Funds (the “New SunAmerica Sub-Advisory Agreement”)?

A:

Currently, there are three investment sub-advisory agreements between VALIC and SunAmerica. They consist of: (1) the Investment Sub-Advisory Agreement between VALIC and SunAmerica, dated January 1, 2002, with respect to the Dynamic Allocation Fund (the “2002 Agreement”); (2) the Investment Sub-Advisory Agreement between VALIC and SunAmerica, dated March 26, 2010, with respect to the Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund (the “2010 Agreement”); and (3) the Investment Sub-Advisory Agreement between VALIC and SunAmerica, dated June 16, 2014 (the “2014 Agreement”), with respect to the Growth Fund, International Equities Index Fund, Internationally Socially Responsible Fund and U.S. Socially Responsible Fund (the “Current SunAmerica Sub-Advisory Agreements”).

Pursuant to their terms, each of the Current SunAmerica Sub-Advisory Agreements will terminate upon the termination of the Current Advisory Agreement. In addition, as SunAmerica is indirectly wholly owned by Corebridge, each of the Current SunAmerica Sub-Advisory Agreements will terminate automatically as a result of its assignment due to the first Change of Control Event resulting from the Separation Plan.

As noted below, the Company and VALIC may rely on an exemptive order from the SEC that permits VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers (the “VALIC Order”). The VALIC Order does not permit VALIC to enter into sub-advisory agreements with a sub-adviser that is an affiliated person of VALIC or the Company without first obtaining shareholder approval. Since SunAmerica is an affiliate of VALIC and the Company, the Board is seeking your approval of a new investment sub-advisory agreement with respect to the SunAmerica-Advised Funds to ensure that the existing sub-advisory services can continue uninterrupted.

Rather than approve three separate new investment sub-advisory agreements between VALIC and SunAmerica, it is proposed that each of the Dynamic Allocation Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund be added to the 2014 Agreement (the “New SunAmerica Sub-Advisory Agreement”) to reduce administrative complexity and regulatory burden.

As noted above, it is anticipated that one or more of the transactions contemplated by the Separation Plan could be deemed a Change of Control Event resulting in the automatic termination of the Current Advisory Agreement and sub-advisory agreements, including the Current SunAmerica Sub-Advisory Agreements, although Corebridge’s initial public offering is not anticipated to result in a Change of Control Event. Accordingly, shareholders are being asked to approve the New SunAmerica Sub-Advisory Agreement to take effect upon the consummation of each transaction that constitutes a Change of Control Event. As part of Proposal 3, shareholders are also voting to approve any future sub-advisory agreements between VALIC and SunAmerica (the “Future SunAmerica Sub-Advisory Agreements” and together with the New SunAmerica Sub-Advisory Agreement, the “New Sub-Advisory Agreements”) if there are subsequent Change of Control Events arising from completion of the Separation Plan that terminates the New SunAmerica Sub-Advisory Agreement after the first Change of Control Event.

Shareholder approval will be deemed to apply to Future SunAmerica Sub-Advisory Agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of SunAmerica; (2) the Board approves each Future SunAmerica Sub-Advisory Agreement upon the relevant Change of Control Event; and (3) the Future SunAmerica Sub-Advisory Agreements would not be materially different from the New SunAmerica Sub-Advisory Agreement that is described in this Proxy Statement. The Future SunAmerica Sub-Advisory Agreements would be deemed effective upon the closing of the subsequent transaction that constitutes a Change of Control Event. Shareholders are asked to vote on the approval of the Future SunAmerica Sub-Advisory Agreements as part of the same vote on the New SunAmerica Sub-Advisory Agreement, which New SunAmerica Sub-Advisory Agreement has been authorized and approved by the Board and which is described later in this Proxy Statement. This is because the first Change of Control Event and subsequent Change of Control Events will be incremental related steps that are part of the same Separation Plan that would lead to the full divestiture of shares by AIG. Under the circumstances described above, seeking a single shareholder vote for the New Sub-Advisory Agreements will allow the SunAmerica-Advised Funds to maintain the uninterrupted services of SunAmerica without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.

The Separation Plan is not expected to result in any changes to the contractual investment sub-advisory fees charged to VALIC, the portfolio management of any SunAmerica-Advised Fund, or the level, nature and quality of services provided by SunAmerica.

Q:	Will the proposed New Sub-Advisory Agreements change how the SunAmerica-Advised Funds are managed?

A:

No. The Separation Plan is not expected to result in any changes to the management of the Funds. If shareholders approve the New Sub-Advisory Agreements in Proposal 3, the Funds’ portfolio managers are expected to continue to provide for the day-to-day management of the Funds. The Separation Plan will not result in any changes to the investment objectives, principal investment strategies, investment techniques and principal risks of the Funds.

Q:	Do the proposed New Sub-Advisory Agreements differ from the Current SunAmerica Sub-Advisory Agreements?

A:

As noted above, it is proposed that each of the Dynamic Allocation Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund be added to the 2014 Agreement to reduce administrative complexity and regulatory burden. Each of the 2002 Agreement and the 2010 Agreement materially differ from the 2014 Agreement. In addition, certain enhancements have been made to the 2014 Agreement. The material changes to the Current SunAmerica Sub-Advisory Agreements are set forth in Proposal 3.

Q:	What happens if shareholders of the SunAmerica-Advised Funds do not approve the proposed New Sub-Advisory Agreements?

A:

If the shareholders of a SunAmerica-Advised Fund do not approve the proposed New Sub-Advisory Agreements and no Change of Control Event occurs, SunAmerica would continue to serve as sub-adviser to the SunAmerica-Advised Funds under their respective Current SunAmerica Sub-Advisory Agreement.

If the shareholders of a SunAmerica-Advised Fund do not approve both the proposed New Sub-Advisory Agreements and Proposal 4 (discussed below) and a Change of Control Event occurs, their respective Current SunAmerica Sub-Advisory Agreement would terminate and SunAmerica would not be able to continue to serve as sub-adviser or enter into any sub-advisory agreement for a SunAmerica-Advised Fund to provide for continuity of service. Under these circumstances, the Board will consider what further actions to take, if any, including hiring other sub-advisers for the SunAmerica-Advised Funds.

v

If the shareholders of a SunAmerica-Advised Fund do not approve the proposed New Sub-Advisory Agreements but do approve Proposal 4, the Board may consider approving the proposed New Sub-Advisory Agreements without shareholder approval and SunAmerica would continue to serve as sub-adviser to the SunAmerica-Advised Funds under the New Sub-Advisory Agreements.

PROPOSAL 4: TO APPROVE A “MANAGER-OF-MANAGERS” ARRANGEMENT THAT WOULD PERMIT VALIC TO ENTER INTO AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUB-ADVISERS ON BEHALF OF THE FUNDS WITHOUT OBTAINING SHAREHOLDER APPROVAL

Q:	How would the new “manager-of-managers” arrangement benefit the Funds and their shareholders?

A:

The Company and VALIC rely on an exemptive order from the SEC that permits VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers (the “VALIC Order”). This is commonly referred to as a “manager-of-managers” structure. In addition to the VALIC Order, VALIC, as a control affiliate of SunAmerica, and the Funds may also rely on an exemptive order that SunAmerica and certain other registrants received from the SEC on December 3, 1996 (the “SunAmerica Order”), subject to shareholder approval. Similar to the VALIC Order, the SunAmerica Order permits SunAmerica to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. Unlike the VALIC Order, however, the SunAmerica Order also permits registrants to disclose the advisory fees paid by a fund to the adviser and the sub-advisory fees paid by the adviser to a sub-adviser on an aggregate basis, rather than disclosing the amounts paid to each individually (“aggregate fee disclosure”).

As described in more detail in the Proxy Statement, VALIC and the Company, on behalf of each of the Funds, are seeking shareholder approval to rely on the SunAmerica Order and to modify the existing manager-of-managers structure under the SunAmerica Order to permit VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers in reliance on SEC no-action relief requiring compliance with the terms of an exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order). The Board believes that reliance on the SunAmerica Order is in the best interests of each Fund and its shareholders because it will permit the Funds to utilize aggregate fee disclosure and will reduce regulatory burden and operational and compliance complexity. The Board also believes that allowing VALIC to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers without incurring the expenses or delays associated with obtaining prior shareholder approval is in the best interests of each Fund and its shareholders and will allow the Fund to operate more efficiently.

PROPOSAL 5: TO APPROVE THE ADOPTION, REVISION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT RESTRICTIONS, AS APPLICABLE, WITH RESPECT TO EACH FUND

Q:	Why are shareholders of each Fund being asked to approve the adoption, revision or elimination of certain fundamental investment restrictions for their Fund(s)?

A:

Each Fund has adopted certain investment policies that cannot be changed without shareholder approval. The Board has proposed that these restrictions be standardized, to the extent practicable, to simplify compliance monitoring and to provide additional flexibility for the Funds. Also, the Board has determined that certain existing restrictions should be removed or revised due to the development of new practices or changes in applicable law. In addition, the Board has determined that certain Funds should adopt certain investment restrictions that are required by the 1940 Act to be fundamental. To the extent the Funds engage in new investment practices, the Funds may be subject to additional risks. VALIC has advised the Board that, except for a change to the Blue Chip Growth Fund’s sub-classification from “diversified” to

“non-diversified” described in Proposal 6 below, the proposed additions and revisions to, and removal of, fundamental restrictions are not expected to materially affect the manner in which a Fund’s investment program is being conducted at this time. Before a material change is made in a Fund’s investment practices in response to the revised restrictions, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

Q:	Why are shareholders of certain Funds being asked to remove the fundamental investment restriction regarding diversification for their Fund(s)?

A:

The 1940 Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund’s assets that may be invested in a single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. In addition, funds (including the Funds) are subject to diversification tests under the Internal Revenue Code of 1986, as amended, that limit investments in a single issuer or small number of issuers. The Funds currently comply with both the 1940 Act and the Internal Revenue Service requirements. However, the 1940 Act does not require that investment policies on diversification be fundamental policies.

PROPOSAL 6: TO APPROVE A CHANGE TO THE BLUE CHIP GROWTH FUND’S SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”

Q:	Why are shareholders of the Blue Chip Growth Fund being asked to approve a change to the Fund’s sub-classification from “diversified” to “non-diversified”?

A:

The Blue Chip Growth Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, the Blue Chip Growth Fund is generally limited as to the amount it may invest in any single issuer. The Board has approved a change to the Blue Chip Growth Fund’s sub-classification under the 1940 Act to a “non-diversified” company. This change is subject to the approval of shareholders of the Blue Chip Growth Fund.

Changing the Blue Chip Growth Fund’s status to non-diversified would provide the Fund’s investment adviser and sub-advisers with enhanced flexibility to invest a greater portion of the Fund’s assets in one or more issuers. Given the weightings of the largest holdings in the Blue Chip Growth Fund’s benchmark and the appreciation of the Fund’s largest holdings, the portfolio managers of the Fund believe that it is important to have this additional flexibility, and that they will be better able to execute the Fund’s investment strategy and other policies with this additional flexibility. For example, due to the limitations imposed on a diversified fund’s investments in any one issuer, the Blue Chip Growth Fund may be prevented from adding to its positions in certain stocks that the portfolio managers might view favorably. Shareholders may benefit from the flexibility afforded to non-diversified funds to place additional investments in certain issuers. If the proposal is approved for the Blue Chip Growth Fund, the Fund, as a non-diversified fund, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

VOTING PROCEDURES

Q:	How does the Board recommend that shareholders vote?

A:	The Board recommends that shareholders vote “FOR” each proposal that applies to their Fund(s).

The Board believes that approval of each proposal is in the best interests of the Company and Funds, as well as being in the best interests of shareholders.

Q:	Who is eligible to vote?

A:

Shareholders directly or indirectly invested in shares of a Fund as of the close of business on Friday, August 5, 2022, are eligible to vote or instruct their Life Company as to how to vote their shares.

Shares of certain Funds are held by other Funds that are operated as “funds-of-funds” under the 1940 Act. The Funds that are “funds-of-funds” do not pass through the voting rights with respect to their underlying Funds through to the contract holders that own their shares. Those Funds will vote their shares of the underlying Funds according to their own proxy voting policies.

Q:	How do I vote my shares?

A:

You can vote by completing the enclosed proxy card, providing voting instructions using the enclosed voting instruction card or by participating virtually at the Special Meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards or Proxy Cards” below.

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing a unique event link that will be provided to you prior to the Special Meeting. To register to attend the virtual meeting, you should go to www.proxydocs.com/VALIC and follow the instructions to register for the Special Meeting. You will need to provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies will vote Fund shares in the same proportions as the instructions received from all Contract Owners with assets invested in the Fund. Shares for which the Life Companies receive no timely voting instructions from a Contract Owner will be voted by the Life Companies as for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract Owners, even if only a small number of Contract Owners provide voting instructions. The effect of proportional voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote.

Q:	Whom do I contact if I have questions?

A:

If you have questions regarding a proposal, please feel free to call our proxy solicitor, Donnelley Financial Solutions, at 1-888-305-4154 between the hours of 5:00 a.m. and 5:00 p.m. Pacific Time or 8:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday.

To Our Group Deferred Compensation Contract Owners:

As the group contract owner of your deferred compensation plan, you have the option to 1) give voting instructions, or 2) direct us to follow individual participants’ instructions for voting.

•

Should you decide to give voting instructions, please complete the voting instruction section of the enclosed card. We request that you clearly mark your vote for the proposal on the card. We will then disregard any voting instructions received from individual participants within your Contract.

•

Alternatively, if you want us to accept voting instructions from your individual participants, please complete the “Group Authorization” section of the enclosed card. This will allow us to follow the voting instructions from the individual participants.

As the group contract owner of a nonqualified unfunded deferred compensation plan, you have the right to give voting instructions.

IF VOTING BY MAIL

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS OR PROXY CARDS

The following general rules for signing voting instruction cards or proxy cards may be of assistance to you.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card or the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card or proxy card.

3.	All Other Accounts: The capacity of the individual signing the voting instruction card or proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp., by John Doe, Treasurer

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Important additional information about the proposals is set forth in the accompanying Proxy Statement.

Please read it carefully.

VALIC COMPANY I

2929 Allen Parkway

Houston, TX 77019

(800) 445-7862

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, OCTOBER 14, 2022

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Special Meeting”) of the shareholders of each of the various funds listed below (each, a “Fund” and collectively, the “Funds”), each a series of VALIC Company I, a Maryland corporation (the “Company”), will be held on Friday, October 14, 2022, at 2:00 p.m. Central Time / 3:00 p.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link, as detailed below.

American International Group, Inc. (“AIG”) has announced its intention to sell all of its interest in Corebridge Financial, Inc. (“Corebridge”) over time following an initial public offering of Corebridge’s common stock (such divestment, the “Separation Plan”). Corebridge indirectly wholly owns The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SunAmerica”). VALIC serves as the investment adviser for each Fund and SunAmerica serves as the sub-adviser, or a sub-adviser, for certain Funds.

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, and any distribution agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan will be deemed a Change of Control Event. To ensure that VALIC and SunAmerica may continue to provide advisory and sub-advisory services, respectively, to the Funds without interruption, the Special Meeting is called to, among other things, approve new investment advisory agreements between VALIC and the Company and new investment sub-advisory agreements between VALIC and SunAmerica.

The shareholders of the applicable Funds are being asked to consider and vote upon the following matters:

1.	To elect ten (10) Directors to the Board of Directors (the “Board”) of the Company (To be voted on by all shareholders of the Funds of the Company, voting together);

2.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds listed below, and to approve any future investment advisory agreements between VALIC and the Company, each to take effect upon a Change of Control Event resulting from the Separation Plan. The material terms of the proposed investment advisory agreements are substantially similar to the material terms of the current investment advisory agreement (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

3.

To approve a new investment sub-advisory agreement between VALIC and SunAmerica with respect to each of the Dynamic Allocation Fund, Growth Fund, International Equities Index Fund, Internationally Socially Responsible Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund and U.S. Socially Responsible Fund (the “SunAmerica-Advised Funds”), and to approve any future investment sub-advisory agreements between VALIC

i

and SunAmerica with respect to the SunAmerica-Advised Funds, each to take effect upon a Change of Control Event resulting from the Separation Plan (With respect to each SunAmerica-Advised Fund, to be voted on by shareholders of the SunAmerica-Advised Fund, voting separately);

4.

To approve a “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers on behalf of the Funds without obtaining shareholder approval (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

5.

To approve the adoption, revision or elimination of the fundamental investment restrictions, as applicable, with respect to each Fund, as follows: (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately)

a.	To revise the fundamental investment restriction regarding borrowing money;

b.	To revise the fundamental investment restriction regarding underwriting;

c.	To revise the fundamental investment restriction regarding lending;

d.	To revise the fundamental investment restriction regarding the issuance of senior securities;

e.	To revise the fundamental investment restriction regarding investing in real estate;

f.	To revise the fundamental investment restriction regarding investing in commodities;

g.	To revise or adopt, as applicable, a fundamental investment restriction regarding concentration;

h.

To eliminate the fundamental investment restriction regarding diversification (all Funds, except for Growth Fund, International Government Bond Fund, the Nasdaq-100® Index Fund and Science & Technology Fund);

6.	To approve a change to the Blue Chip Growth Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified” (To be voted on by shareholders of the Blue Chip Growth Fund only); and

7.	To transact such other business as may properly come before the Special Meeting and any postponements and adjournments thereof.

The Board has fixed the close of business on Friday, August 5, 2022, as the record date (the “Record Date”) for determination of shareholders of each relevant Fund entitled to notice of, and to vote at, the Special Meeting and any postponements and adjournments thereof.

The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link. To register to attend the virtual meeting, you should go to www.proxydocs.com/VALIC and follow the instructions to register for the Special Meeting. You will need to provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email.

For owners of a variable annuity or variable life insurance contract or certificate (a “Contract”) (“Contract Owners”) issued by The Variable Annuity Life Insurance Company or by an affiliated life insurance company, you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract at the Special Meeting. However, participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions. Contract votes for which no timely instructions are received will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract Owners. Participants in qualified retirement plans (each, a

ii

“Plan”) or owners of individual retirement accounts (“IRAs”) may have the right to vote or give voting instructions depending on the terms of the Plan or IRA custodial or other agreement. VALIC will take direction from the applicable Plan or account trustee regarding who (e.g., the Plan or participants) has the right to vote or provide voting instructions. For purposes of the enclosed Proxy Statement, we refer to Contract Owners, Plan participants and IRA owners collectively as “shareholders.”

A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Special Meeting and any postponements or adjournments thereof.

Your vote is important regardless of the size of your holdings in the Fund(s). Whether or not you expect to be present at the Special Meeting virtually, please complete and sign the enclosed proxy card or voting instruction card and return it promptly in the enclosed postage-paid envelope. You may also vote by telephone or over the Internet; please see pages [●] of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote at the Special Meeting, you may revoke your proxy at any time prior to its exercise at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: This notice and the accompanying Proxy Statement are available on the Internet at www.proxydocs.com/VALIC.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS WITH RESPECT TO YOUR FUND(S), AS APPLICABLE.

By order of the Board of Directors,

[ ]

Kathleen D. Fuentes
Secretary
Jersey City, New Jersey
[●], 2022

iii

Funds Holding Joint Special Meeting of Shareholders on Friday, October 14, 2022

VALIC COMPANY I

Aggressive Growth Lifestyle Fund	International Opportunities Fund
Asset Allocation Fund	International Socially Responsible Fund
Blue Chip Growth Fund	International Value Fund
Capital Appreciation Fund	Large Capital Growth Fund
Conservative Growth Lifestyle Fund	Mid Cap Index Fund
Core Bond Fund	Mid Cap Strategic Growth Fund
Dividend Value Fund	Mid Cap Value Fund
Dynamic Allocation Fund	Moderate Growth Lifestyle Fund
Emerging Economies Fund	Nasdaq-100® Index Fund
Global Real Estate Fund	Science & Technology Fund
Global Strategy Fund	Small Cap Growth Fund
Government Securities Fund	Small Cap Index Fund
Growth Fund	Small Cap Special Values Fund
High Yield Bond Fund	Small Cap Value Fund
Inflation Protected Fund	Stock Index Fund
International Equities Index Fund	Systematic Core Fund
International Government Bond Fund	Systematic Value Fund
International Growth Fund	U.S. Socially Responsible Fund

iv

VALIC COMPANY I

2929 Allen Parkway

Houston, TX 77019

(800) 445-7862

JOINT PROXY STATEMENT

This joint proxy statement (the “Proxy Statement”) is being furnished on behalf of the Board of Directors (the “Board” and the members of which are referred to as “Directors”) of VALIC Company I, a Maryland corporation (the “Company”), in connection with the joint special meeting (the “Special Meeting”) of shareholders of each of the various funds of the Company listed in the accompanying Notice of Joint Special Meeting of Shareholders (each, a “Fund” and collectively, the “Funds”) to be held on Friday, October 14, 2022, at 2:00 p.m. Central Time / 3:00 p.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link.

Shareholders of record of each Fund at the close of business on Friday, August 5, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any postponements and adjournments thereof. This Proxy Statement, proxy card/voting instruction card and accompanying Notice of Joint Special Meeting of Shareholders are being mailed to shareholders of each Fund on or about [●], 2022. The Board requests that shareholders vote their shares by completing and returning the enclosed proxy card or voting instruction card.

To register to attend the virtual meeting, you should go to www.proxydocs.com/VALIC and follow the instructions to register for the Special Meeting. You will need to provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email. You may vote during the Special Meeting at www.proxydocs.com/VALIC. You will need your control number to cast your vote or provide voting instructions.

The purpose of the Special Meeting is for shareholders to consider and vote on the proposals affecting the Funds listed below and as more fully described herein (not all proposals apply to each Fund).

American International Group, Inc. (“AIG”) has announced its intention to sell all of its interest in Corebridge Financial, Inc. (“Corebridge”) over time following an initial public offering of Corebridge’s common stock (such divestment, the “Separation Plan”). Corebridge indirectly wholly owns The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SunAmerica”). VALIC serves as the investment adviser for each Fund and SunAmerica serves as the sub-adviser or a sub-adviser for certain Funds.

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, and any distribution agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan will be deemed a Change of Control Event. To ensure that VALIC and SunAmerica may continue to provide advisory and sub-advisory services, respectively, to the Funds without interruption, the Special Meeting is called to, among other things, approve new investment advisory agreements between VALIC and the Company and new investment sub-advisory agreements between VALIC and SunAmerica.

At the Special Meeting, shareholders will be asked to consider and vote on the following matters:

1.	To elect ten (10) Directors to the Board of the Company (To be voted on by all shareholders of the Funds of the Company, voting together);

2.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds listed below, and to approve any future investment advisory agreements between VALIC and the Company, each to take effect upon a Change of Control Event resulting from the Separation Plan. The material terms of the proposed investment advisory agreements are substantially similar to the material terms of the current investment advisory agreement (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

3.

To approve a new investment sub-advisory agreement between VALIC and SunAmerica with respect to each of the Dynamic Allocation Fund, Growth Fund, International Equities Index Fund, Internationally Socially Responsible Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund and U.S. Socially Responsible Fund (the “SunAmerica-Advised Funds”), and to approve any future investment sub-advisory agreements between VALIC and SunAmerica with respect to the SunAmerica-Advised Funds, each to take effect upon a Change of Control Event resulting from the Separation Plan (With respect to each SunAmerica-Advised Fund, to be voted on by shareholders of the SunAmerica-Advised Fund, voting separately);

4.

To approve a “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers on behalf of the Funds without obtaining shareholder approval (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

5.

To approve the adoption, revision or elimination of the fundamental investment restrictions, as applicable, with respect to each Fund (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

6.	To approve a change to the Blue Chip Growth Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified” (To be voted on by shareholders of the Blue Chip Growth Fund only); and

7.	To transact such other business as may properly come before the Special Meeting and any postponements and adjournments thereof.

For owners of a variable annuity or variable life insurance contract or certificate (a “Contract”) (“Contract Owners”) issued by The Variable Annuity Life Insurance Company or by an affiliated life insurance company, you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract at the Special Meeting. However, participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions. Contract votes for which no timely instructions are received will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract Owners. Participants in qualified retirement plans (each, a “Plan”) or owners of individual retirement accounts (“IRAs”) may have the right to vote or give voting instructions depending on the terms of the Plan or IRA custodial or other agreement. VALIC will take direction from the applicable Plan or account trustee regarding who (e.g., the Plan or participants) has the right to vote or provide voting instructions. For purposes of the enclosed Proxy Statement, we refer to Contract Owners, Plan participants and IRA owners collectively as “shareholders.”

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following chart shows the proposals that shareholders of each of the Funds will be asked to vote on at the Special Meeting.

Fund	Proposal No. 1 – To Elect Directors	Proposal No. 2 – To Approve New Investment Advisory Agreements	Proposal No. 3 – To Approve New Investment Sub-Advisory Agreements	Proposal No. 4 – To Approve a Modified Manager-of- Managers Structure	Proposal No. 5 – To Approve Adopting, Revising or Eliminating Fundamental Investment Restrictions	Proposal No. 6 – To Approve a Change in Sub- Classification from “Diversified” to “Non- Diversified”
Aggressive Growth Lifestyle Fund	•	•		•	•
Asset Allocation Fund	•	•		•	•
Blue Chip Growth Fund	•	•		•	•	•
Capital Appreciation Fund	•	•		•	•
Conservative Growth Lifestyle Fund	•	•		•	•
Core Bond Fund	•	•		•	•
Dividend Value Fund	•	•		•	•
Dynamic Allocation Fund	•	•	•	•	•
Emerging Economies Fund	•	•		•	•
Global Real Estate Fund	•	•		•	•
Global Strategy Fund	•	•		•	•
Government Securities Fund	•	•		•	•
Growth Fund	•	•	•	•	•
High Yield Bond Fund	•	•		•	•
Inflation Protected Fund	•	•		•	•
International Equities Index Fund	•	•	•	•	•
International Government Bond Fund	•	•		•	•
International Growth Fund	•	•		•	•
International Opportunities Fund	•	•		•	•
International Socially Responsible Fund	•	•	•	•	•
International Value Fund	•	•		•	•
Large Capital Growth Fund	•	•		•	•
Mid Cap Index Fund	•	•	•	•	•
Mid Cap Strategic Growth Fund	•	•		•	•
Mid Cap Value Fund	•	•		•	•
Moderate Growth Lifestyle Fund	•	•		•	•
Nasdaq-100® Index Fund	•	•	•	•	•
Science & Technology Fund	•	•		•	•
Small Cap Growth Fund	•	•		•	•
Small Cap Index Fund	•	•	•	•	•
Small Cap Special Values Fund	•	•		•	•
Small Cap Value Fund	•	•		•	•
Stock Index Fund	•	•	•	•	•
Systematic Core Fund	•	•		•	•
Systematic Value Fund	•	•		•	•
U.S. Socially Responsible Fund	•	•	•	•	•

Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the Fund’s most recent annual and semi-annual report or prospectus, without charge, by calling 1-800-448-2542 or by writing to Kathleen D. Fuentes, Vice President and Secretary, VALIC Company I, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. You may also find these materials at www.valic.com.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on Friday, October 14, 2022.

This Proxy Statement is available on the Internet at www.proxydocs.com/VALIC. Any additional solicitation materials sent to shareholders will be made available at the same website.

PROPOSAL 1

ELECTION OF DIRECTORS

SHAREHOLDERS OF ALL FUNDS VOTING TOGETHER

Background

The Board currently consists of seven Directors, five of whom are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Company and VALIC (the “Independent Directors”). Dr. Judith L. Craven, Dr. Timothy J. Ebner and Dr. John E. Maupin, Jr. are Independent Directors who were previously elected to the Board by the Company’s shareholders on December 28, 2001. Thomas J. Brown and Yvonne M. Curl, both of whom are Independent Directors, have not been elected by shareholders and were elected by the Board as Directors on November 14, 2005, and November 1, 2020, respectively. Peter A. Harbeck is an “interested” Director under the 1940 Act due to his ownership of AIG stock and his prior relationships with VALIC and SunAmerica. Eric S. Levy is an “interested” Director under the 1940 Act due to his current affiliations with VALIC and AIG. Mr. Harbeck and Mr. Levy are referred to as “Interested Directors”. Mr. Harbeck was previously elected to the Board by the Company’s shareholders on December 28, 2001. Mr. Levy has not been elected by shareholders and was elected by the Board as a Director on May 1, 2017. Each Director serves on the Board until his or her successor is duly elected and qualified.

The Board has nominated each of the current Directors listed above for election to the Board. In addition, it has also approved an increase in the size of the Board to ten directors and nominated each of Cheryl Creuzot, Darlene T. DeRemer and Eileen A. Kamerick for election to the Board. The Board believes that the Company and the Funds’ shareholders would benefit from the expertise of Mses. Creuzot, DeRemer and Kamerick, who would be valuable additions to the Board and who would serve as Independent Directors if elected. Each nominee has consented to serving as a Director of the Company if elected and has also consented to being named in this Proxy Statement. If all nominees are elected, the Board would be comprised of ten Directors, eight of whom would be Independent Directors, each Director to hold office until his or her successor is elected and qualified.

The Board is asking shareholders of the Company to elect the ten nominees as Directors so that all members of the Board will have been elected by the shareholders. The 1940 Act requires that immediately after any vacancy on a registered investment company’s board of directors is filled (in a manner other than election by shareholders), at least two-thirds of the directors then holding office have been elected by the fund’s shareholders. The 1940 Act also provides that in the event that at any time less than a majority of the directors of a fund are elected by shareholders, a shareholder meeting must be held as promptly as possible for the purpose of electing directors to fill any vacancies. If all ten nominees are elected by shareholders at the Special Meeting, then in the event of any future vacancies, the remaining Directors may elect up to five additional Board members (assuming no subsequent changes to the composition of the Board).

In addition to the foregoing, in order to rely on certain exemptive rules promulgated by the Securities and Exchange Commission (the “SEC”), the Company must comply with certain requirements, including the requirement that a majority of the Directors on the Board be Independent Directors. The Board believes that it is in the best interests of the Company and the Funds’ shareholders to be able to rely on the exemptive rules. The Board also believes that good governance practices involve having a majority of its members be Independent Directors.

Information Regarding the Nominees

The following table lists the nominees for Director, their ages, current position(s) held with the Company, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Each nominee for Director was reviewed by the Governance Committee of the Board and nominated by the full Board. Dr. John E. Maupin, Jr. serves as the Chair of the Board. Unless otherwise noted, the address of each Director is 2929 Allen Parkway, Houston, Texas 77019. Information about the officers of the Company is provided in Exhibit A.

Name and Age	Position(s) Held With Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director or Nominee for Director(2)	Other Directorship(s) Held By Director or Nominee for Director(3)

Independent Director Nominees

Thomas J. Brown Age: 76	Director	2005 – Present	Retired.	36	Trustee, Virtus Funds (2011-2020).

Dr. Judith L. Craven Age: 76	Director	1998 – Present	Retired.	36	Director, A.G. Belo Corporation, a media company (1992-2014); Director, SYSCO Corporation, a food marketing and distribution company (1996-2017); Director, Luby’s Inc. (1998-2019).

Cheryl Creuzot Age: 63	N/A	N/A	President and Chief Executive Officer of Wealth Development Strategies, LLC (2012-2019); President Emeritus, Wealth Development Strategies LLC (2019-Present).	36	Director, The Bancorp, Inc. – Audit and Risk Committees (2021-Present); Director, Amegy Bank (2021); Director, The Frenchy’s Companies (2013-Present); Commissioner, Port of Houston – Audit, Governance, Dredge Task Force and Community Relations Committees (2020 -Present); Executive Committee Member, MD Anderson University Cancer Foundation Board of Visitors (2010-Present); Director, Unity National Bank – Chair of Compliance, Audit, and Investment Committees (2008-2015).

Name and Age	Position(s) Held With Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director or Nominee for Director(2)	Other Directorship(s) Held By Director or Nominee for Director(3)
Yvonne M. Curl Age: 67	Director	2020 – Present	Retired.	36	Director, Encompass Health, provider of post-acute healthcare services (2004-Present); Director, Community Foundation of the Lowcountry (2018-Present); Director, Nationwide Insurance, insurance company (1998-2019); Director, Hilton Head Humane Association, animal shelter (2006-2019).

Darlene T. DeRemer Age: 66	N/A	N/A	Managing Partner, Grail Partners LLC (2005-2019).	36	Trustee, ARK ETF Trust (2014-Present); Trustee, Member of Investment and Endowment Committee of Syracuse University (2010-Present); Director, Alpha Healthcare Acquisition Corp. III (2021-Present); Interested Trustee, Esoterica Thematic Trust (2020-2021); Interested Trustee, American Independence Funds (2015-2019); Trustee, Risk X Investment Funds (2016-2020); Director, United Capital Financial Planners (2008-2019); Director, Hillcrest Asset Management (since 2007); Board Member, Confluence Technologies LLC (2018-2021).

Name and Age	Position(s) Held With Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director or Nominee for Director(2)	Other Directorship(s) Held By Director or Nominee for Director(3)
Dr. Timothy J. Ebner Age: 73	Director	1998 – Present	Professor and Head- Department of Neuroscience Medical School (1980-Present) and Pickworth Chair (2000-Present), University of Minnesota; Scientific Director, Society for Research on the Cerebellum (2008-Present); President, Association of Medical School Neuroscience Department Chairpersons (2011-2014).	36	Trustee, Minnesota Medical Foundation (2003-2013).

Eileen A. Kamerick Age: 64	N/A	N/A	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (2015-Present); National Association of Corporate Directors Board Leadership Fellow (2016-Present, with Directorship Certification since 2019) and financial expert; Adjunct Professor, Georgetown University Law Center (2021-Present); Adjunct Professor, The University of Chicago Law School (2018-Present); formerly, Chief Financial Officer, Press Ganey	36	Director of the Legg Mason Closed-End Funds (2013-Present); Director of ACV Auctions Inc. (2021-Present); Director of Hochschild Mining plc (precious metals company) (2016-Present); Director of Associated Banc-Corp (financial services company) (2007-Present).

Name and Age	Position(s) Held With Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director or Nominee for Director(2)	Other Directorship(s) Held By Director or Nominee for Director(3)

Associates (health care informatics

company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012).

Dr. John E. Maupin, Jr. Age: 75	Director and Chair	1998 – Present	Retired. President/CEO, Morehouse School of Medicine, Atlanta, Georgia (2006-2014).	36	Director, HealthSouth, Corporation, rehabilitation health care services (2004-Present); Director, Regions Financials Inc., bank holding company (2007-2019); Director, LifePoint Hospitals, Inc., hospital management (1999-2018)

Interested Director Nominee

Peter A. Harbeck(4) Harborside 5 185 Hudson Street Suite 3300 Jersey City, NJ 07311-4992 Age: 68	Director	2001 – Present	Retired June 2019, formerly President (1995-2019), CEO (1997-2019) and Director (1992-2019), SunAmerica; Director, AIG Capital Services, Inc. (“ACS”) (1993-2019); Chairman, President and CEO, Advisor Group, Inc. (2004-2016).	36	None.

Name and Age	Position(s) Held With Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director or Nominee for Director(2)	Other Directorship(s) Held By Director or Nominee for Director(3)

Eric S. Levy(5) 2919 Allen Parkway Houston, TX 77019 Age: 57	Director	2017 – Present	Executive Vice President, VALIC (2015-Present); Executive Vice President, Group Retirement, AIG (2015-Present); and Senior Vice President, Lincoln Financial Group (2010-2015).	36	None.

(1)	Directors serve until their successors are duly elected and qualified.
(2)

The term “Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies, VALIC. The Fund Complex includes the Company (36 funds), SunAmerica Series Trust (61 portfolios), and Seasons Series Trust (19 portfolios).

(3)

Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act, other than those listed under the preceding column.

(4)

Mr. Harbeck is considered to be an Interested Director because he owns shares of AIG, the ultimate parent of VALIC, and because of his prior relationships with VALIC and SunAmerica. Until his retirement on June 28, 2019, he served as President, CEO and Director of SunAmerica and Director of ACS.

(5)	Mr. Levy is considered to be an Interested Director because he serves as an officer of VALIC and AIG, VALIC’s ultimate parent company.

Board’s Consideration of Each Nominee’s Qualifications, Experience, Attributes or Skills

The Board believes that the significance of each nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience or knowledge that is important for one nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single factor being a controlling factor. Among the attributes common to all nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors (in the case of nominees who currently serve as Directors), VALIC, the sub-advisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. The Board has also considered the contributions that each nominee can make to the Board and the Funds. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the Company (in the case of nominees who currently serve as Directors) and the other funds/portfolios in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Additional information about each Director is set forth below, which supplements the information provided in the table above and describes some of the specific experiences, qualifications, attributes, or skills that each nominee possesses that the Board believes prepares them to be effective Directors.

Independent Directors

Thomas J. Brown. Mr. Brown has served as Director since 2005. Mr. Brown is also the chair of the Audit Committee and serves as the Audit Committee Financial Expert and as a member of each of the Brokerage, the Compliance and Ethics, and the Governance Committees. An “Audit Committee Financial Expert” is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. Mr. Brown is a retired Chief Operating Officer and Chief Financial Officer of American General Asset Management, and previously was the Treasurer and CFO of the North American Funds. Mr. Brown also has substantial experience serving on boards of other mutual fund complexes.

Dr. Judith L. Craven. Dr. Craven has served as Director since 1998. Dr. Craven is also the chair of the Compliance and Ethics Committee and serves as a member of each of the Audit, the Brokerage, and the Governance Committees. Dr. Craven is a retired administrator, and has held numerous executive and directorship positions within the healthcare industry. Dr. Craven has substantial experience serving on local, state, and national boards, and is currently a director of Luby’s Restaurant and SYSCO Corporation, among other organizations.

Cheryl Creuzot. If elected to the Board, Ms. Creuzot is expected to serve as a member of each of the Audit, the Brokerage, the Compliance and Ethics, and the Governance Committees. Ms. Creuzot was formerly the President and Chief Executive Officer and Principal of Wealth Development Strategies, LLC and Wealth Development Investment Advisory, LLC, both Financial Industry Regulatory Authority and SEC regulated, financial advisory firms. Ms. Creuzot also has substantial experience serving on non-profit boards, and has significant securities and financial planning experience.

Yvonne M. Curl. Ms. Curl has served as Director since 2020. Ms. Curl is also the chair of the Brokerage Committee and serves as a member of each of the Audit, the Compliance and Ethics, and the Governance Committees. In addition, she has nearly 30 years of executive and business experience in various industries. Ms. Curl also has corporate governance experience serving on multiple public company and non-profit boards for nearly 30 years.

Darlene T. DeRemer. If elected to the Board, Ms. DeRemer is expected to serve as a member of each of the Audit, the Brokerage, the Compliance and Ethics, and the Governance Committees. Ms. DeRemer was formerly Managing Partner of Grail Partners, an advisory merchant bank serving the investment management industry. Prior to becoming an investment banker at Putnam Lovell NBF in 2003, Ms. DeRemer spent twenty-five years as a leading adviser to the financial services industry. Ms. DeRemer also has substantial experience serving on investment company boards and currently serves as Chair of ARK ETF Trust.

Dr. Timothy J. Ebner. Dr. Ebner has served as Director since 1998. Dr. Ebner is also the chair of the Governance Committee and serves as a member of each of the Audit, the Compliance and Ethics, and the Brokerage Committees. Dr. Ebner is Head of the Department of Neuroscience of the Medical School at the University of Minnesota. Dr. Ebner has experience serving on the boards of other mutual funds, as well as on the boards of several scientific foundations and non-profit organizations. Dr. Ebner is also an editor for the Journal of Neuroscience and is on the editorial board of three other neuroscience journals.

Eileen A. Kamerick. If elected to the Board, Ms. Kamerick is expected to serve as a member of each of the Audit, the Brokerage, the Compliance and Ethics, and the Governance Committees. Ms. Kamerick has

substantial experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company. Ms. Kamerick also has substantial experience serving on investment company boards and is currently a board member of the Legg Mason Closed End Funds, for which she serves as audit committee financial expert.

Dr. John E. Maupin, Jr. Dr. Maupin has served as Director since 1998. Dr. Maupin is the Chair of the Board and also serves as a member of each of the Audit, the Brokerage, the Compliance and Ethics, and the Governance Committees. Dr. Maupin is the retired President and Chief Executive Officer of Morehouse School of Medicine in Atlanta, Georgia, and has extensive executive and administrative experience at other organizations and companies within the healthcare industry. Dr. Maupin also currently serves on the boards of LifePoint Hospitals, Inc., HealthSouth Corporation, and Regions Financials, Inc.

Interested Directors

Peter A. Harbeck. Mr. Harbeck previously served as President, Chief Executive Officer and Director of SunAmerica and Director of ACS. As President and Chief Executive Officer, Mr. Harbeck was responsible for all of SunAmerica’s mutual fund businesses. During his over twenty-year tenure at SunAmerica, Mr. Harbeck held various positions, including Chief Operating Officer and Chief Administrative Officer. In addition, Mr. Harbeck has extensive experience on various fund and annuity boards.

Eric S. Levy. Mr. Levy has served as Director since May 1, 2017. Mr. Levy is Executive Vice President of VALIC and Executive Vice President, Group Retirement of AIG. Mr. Levy is also a Registered Principal for VALIC Financial Advisors, Inc., an affiliate of VALIC. Mr. Levy’s experience spans thirty-five years in financial services, including mutual funds, sub-advisory services, retirement services and insurance products at Fidelity, Allmerica Financial, Putnam Investments, Mercer and Lincoln Financial Group.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Company and its Funds rests with the Board. The Company, on behalf of the Funds, has engaged VALIC as the investment adviser which oversees the day-to-day operations of the Funds, and has engaged sub-advisers who manage the Funds’ assets on a day-to-day basis. VALIC has also engaged SunAmerica as the Funds’ administrator. The Board is responsible for overseeing VALIC, SunAmerica and the sub-advisers and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Company’s charter and Bylaws, and each Fund’s investment objectives and strategies. The Board is presently composed of seven members, five of whom are Independent Directors. The Board currently conducts regular meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Directors also meet at least quarterly in executive session, at which no Interested Director is present. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Dr. Maupin, an Independent Director, to serve as Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including VALIC, SunAmerica, officers, attorneys, and other Directors generally, between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Governance Committee, Brokerage Committee and Compliance and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational, regulatory and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of VALIC and SunAmerica, who carry out the Funds’ investment management and business affairs, and also by the Funds’ sub-advisers and other service providers in connection with the services they provide to the Funds. Each of VALIC, SunAmerica, the sub-advisers and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, VALIC, SunAmerica, the sub-advisers and the Funds’ other service providers (including the Funds’ distributor and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect each Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Effective January 1, 2022, Independent Directors receive an annual retainer of $263,000 (Chair receives an additional $57,750 retainer). The Independent Directors receive a fee of $4,000 for additional special meetings ($13,125 if it is determined a full meeting fee is appropriate). The Audit Committee chair, also the Audit Committee Financial Expert, receives a retainer of $38,500. The Governance Committee chair receives a retainer of $26,000, the Compliance and Ethics Committee chair receives a retainer of $15,000, and the Brokerage Committee chair receives a retainer of $15,000.

The Audit Committee is comprised of all Independent Directors, with Mr. Brown as chair and Mr. Brown serving as the “Audit Committee Financial Expert.” The Audit Committee recommends to the Board the selection of independent registered public accounting firm for the Funds and reviews with such independent accounting firm the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent accounting firm regarding the Funds’ financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services and it is comprised of Mr. Brown, Dr. Ebner and Dr. Maupin. The Board has adopted an Audit Committee charter, a copy of which is found in Exhibit B. During the fiscal year ended May 31, 2022, the Audit Committee held four (4) meetings.

The Governance Committee is comprised of all Independent Directors, with Dr. Ebner as chair. The Governance Committee recommends to the Board nominees for Independent Director membership, reviews governance procedures and Board composition, and periodically reviews Director compensation. The Funds do not have a standing compensation committee. The Board has adopted a Governance Committee charter, a copy of which is found in Exhibit C. During the fiscal year ended May 31, 2022, the Governance Committee held six (6) meetings.

The Brokerage Committee is comprised of all Independent Directors, with Ms. Curl as chair. The Brokerage Committee reviews brokerage issues but does not meet on a formal basis. During the fiscal year ended May 31, 2022, the Brokerage Committee held three (3) meetings.

The Compliance and Ethics Committee is comprised of all Independent Directors, with Dr. Craven as chair. The Compliance and Ethics Committee addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers as well as any material compliance matters arising under

Rule 38a-1 policies and procedures as approved by the Board. During the fiscal year ended May 31, 2022, the Compliance and Ethics Committee held one (1) meeting.

The Independent Directors are reimbursed for certain out-of-pocket expenses by the Company.

Compensation of Independent Directors

The following table sets forth the aggregate compensation paid to each Independent Director by the Company for his/her service as Director during the most recently completed fiscal year and by the Company and/or other registered investment companies in the Fund Complex for the most recently completed calendar year. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.

Name of Director[1]	Aggregate Compensation from Company	Total Compensation From Fund Complex Paid to Directors[2]
Mr. Thomas J. Brown	$305,375	$305,375
Dr. Judith L. Craven	$281,875	$343,999
Ms. Yvonne M. Curl	$266,875	$266,875
Dr. Timothy Ebner[3]	$260,700	$260,700
Dr. John E. Maupin, Jr.	$324,625	$324,625

[1]	Directors receive no pension or retirement benefits from the Company or any other funds in the Fund Complex.
[2]

Includes the Company, VALIC Company II, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Series, Inc., SunAmerica Specialty Series, SunAmerica Money Market Funds, Inc. and Anchor Series Trust.

[3]	Dr. Ebner previously deferred a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2022, the current value of the deferred compensation is $862,903.

The Board has approved a Deferred Compensation Plan (the “Deferred Plan”) for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to the Company, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from the Company.

The Company’s retirement policy provides that each Independent Director shall retire from service as an Independent Director at the end of the calendar year in which he or she turns 75 years of age, except that for an Independent Director whose term of service began prior to January 1, 2016, such Independent Director may request an additional year of eligibility as an Independent Director subject to approval by the other Independent Directors up to a maximum of five additional years (to age 80).

Director Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by the Director nominees that they are nominated to oversee as of [            ], 2022.

Name of Director	Dollar Range of Equity Securities in the Company			Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family(1)
Independent Directors/Nominees:
Mr. Thomas J. Brown	$	[	]	$	[	]
Dr. Judith L. Craven		[	]		[	]
Ms. Cheryl Creuzot		[	]		[	]
Ms. Yvonne M. Curl		[	]		[	]
Ms. Darlene T. DeRemer		[	]		[	]
Dr. Timothy Ebner		[	]		[	]
Ms. Eileen A. Kamerick		[	]		[	]
Dr. John E. Maupin, Jr.		[	]		[	]
Interested Director/Nominee:
Mr. Peter A. Harbeck	$	[	]	$	[	]
Mr. Eric S. Levy		[	]		[	]

(1)	Includes the Company (36 series).

As of [            ], 2022, the Directors and officers of the Company owned in the aggregate less than 1% of the total outstanding shares of each Fund which they oversee (or are nominated to oversee).

As of [            ], 2022, no Independent Directors nor any of their immediate family members owned beneficially or of record any securities in VALIC, any sub-adviser or the distributor or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Shareholder Communications with the Board

Shareholders wishing to communicate with members of the Board may submit a written communication to the Board of Directors, c/o the Secretary of VALIC Company I at 2929 Allen Parkway, Houston, Texas 77019.

Other Board-Related Matters

During the Company’s fiscal year ended May 31, 2022, the Board held six (6) meetings (including regularly scheduled and special meetings), and each Director proposed for election at the Special Meeting who currently serves on the Board attended at least 75% of the meetings of the Board and all committees of which he or she was a member.

Fees Paid to Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Funds. In addition, PwC prepares each Fund’s federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has selected PwC as the Funds’ independent registered public accounting firm for the current fiscal year and such selection has been ratified by the Board. Representatives of PwC are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC has informed the Company that it has no material direct or indirect financial interest in any Fund.

The table below sets forth the aggregate fees billed by PwC for each Fund’s most recent two fiscal years for (1) professional services rendered for audit services, including the audit or review of each Fund’s financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (2) audit-related services reasonably related to the audit or review of each Fund’s financial statements not reported under (1); (3) professional services rendered for tax compliance, tax advice, and tax planning; and (4) other products and services not reported under (1) through (3).

Fund	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
Aggressive Growth Lifestyle Fund	2022	$24,365	$0	$0	$0
	2021	$23,655	$0	$0	$0
Asset Allocation Fund	2022	$36,214	$0	$0	$0
	2021	$35,160	$0	$0	$0
Blue Chip Growth Fund	2022	$24,594	$0	$0	$0
	2021	$23,878	$0	$0	$0
Capital Appreciation Fund	2022	$36,550	$0	$0	$0
	2021	$35,485	$0	$0	$0
Conservative Growth Lifestyle Fund	2022	$24,365	$0	$0	$0
	2021	$23,655	$0	$0	$0
Core Bond Fund	2022	$36,550	$0	$0	$0
	2021	$35,485	$0	$0	$0
Dividend Value Fund	2022	$24,594	$0	$0	$0
	2021	$23,878	$0	$0	$0
Dynamic Allocation Fund	2022	$25,279	$0	$0	$0
	2021	$24,543	$0	$0	$0
Emerging Economies Fund	2022	$35,897	$0	$0	$0
	2021	$34,851	$0	$0	$0
Global Real Estate Fund	2022	$25,939	$0	$0	$0
	2021	$25,183	$0	$0	$0
Global Strategy Fund	2022	$38,326	$0	$0	$0
	2021	$37,210	$0	$0	$0
Government Securities Fund	2022	$30,926	$0	$0	$0
	2021	$30,025	$0	$0	$0
Growth Fund	2022	$24,593	$0	$0	$0
	2021	$23,877	$0	$0	$0
High Yield Bond Fund	2022	$36,550	$0	$0	$0
	2021	$35,485	$0	$0	$0
Inflation Protected Fund	2022	$32,975	$0	$0	$0
	2021	$32,014	$0	$0	$0
International Equities Index Fund	2022	$35,897	$0	$0	$0
	2021	$34,851	$0	$0	$0
International Government Bond Fund	2022	$36,576	$0	$0	$0
	2021	$35,511	$0	$0	$0
International Growth Fund	2022	$34,147	$0	$0	$0
	2021	$33,152	$0	$0	$0
International Opportunities Fund	2022	$36,550	$0	$0	$0

Fund	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
	2021	$35,485	$0	$0	$0
International Socially Responsible Fund	2022	$26,344	$0	$0	$0
	2021	$25,577	$0	$0	$0
International Value Fund	2022	$34,147	$0	$0	$0
	2021	$33,152	$0	$0	$0
Large Capital Growth Fund	2022	$24,592	$0	$0	$0
	2021	$23,876	$0	$0	$0
Mid Cap Index Fund	2022	$26,342	$0	$0	$0
	2021	$25,575	$0	$0	$0
Mid Cap Strategic Growth Fund	2022	$24,593	$0	$0	$0
	2021	$23,877	$0	$0	$0
Mid Cap Value Fund	2022	$36,550	$0	$0	$0
	2021	$35,485	$0	$0	$0
Moderate Growth Lifestyle Fund	2022	$24,365	$0	$0	$0
	2021	$23,655	$0	$0	$0
Nasdaq-100® Index Fund	2022	$26,343	$0	$0	$0
	2021	$25,576	$0	$0	$0
Science & Technology Fund	2022	$24,593	$0	$0	$0
	2021	$23,877	$0	$0	$0
Small Cap Growth Fund	2022	$36,550	$0	$0	$0
	2021	$35,485	$0	$0	$0
Small Cap Index Fund	2022	$26,342	$0	$0	$0
	2021	$25,575	$0	$0	$0
Small Cap Special Values Fund	2022	$24,592	$0	$0	$0
	2021	$23,876	$0	$0	$0
Small Cap Value Fund	2022	$36,550	$0	$0	$0
	2021	$35,485	$0	$0	$0
Stock Index Fund	2022	$26,342	$0	$0	$0
	2021	$25,575	$0	$0	$0
Systematic Core Fund	2022	$26,344	$0	$0	$0
	2021	$25,577	$0	$0	$0
Systematic Value Fund	2022	$24,594	$0	$0	$0
	2021	$23,878	$0	$0	$0
U.S. Socially Responsible Fund	2022	$36,550	$0	$0	$0
	2021	$35,485	$0	$0	$0

There were no fees for audit-related services, tax services or other services approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X for the 2021 or 2022 fiscal years. Fees for audit-related services, tax services or other services required to be approved by the Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X for the 2021 or 2022 fiscal years were $610,825 and $403,601, respectively.

There were no fees billed by PwC to VALIC or any entity controlling, controlled by, or under common control with VALIC (the “VALIC Affiliates”) for the 2021 or 2022 fiscal years that are required by Rule 2-01(c)(7)(i) to be pre-approved by the Audit Committee.

The Audit Committee pre-approves all audit services provided by PwC to the Company and approves all non-audit services provided by PwC to the Company, VALIC, and VALIC Affiliates, if an engagement by VALIC or a VALIC Affiliate relates directly to the operations and financial reporting of the Company. The Audit Committee has not established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full Audit Committee. Certain de minimis exceptions are permitted for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X.

No fees billed to the Company, VALIC or VALIC Affiliates for audit-related services, tax services, or other services were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

PwC billed aggregate fees for non-audit services rendered to the Company, VALIC, and VALIC Affiliates that provide ongoing services to the Company of $849,920 for the 2021 fiscal year and $403,601 for the 2022 fiscal year. The Audit Committee was not required to consider whether non-audit services provided by PwC to VALIC, or to VALIC Affiliates that provide ongoing services to the Company, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, were compatible with maintaining PwC’s independence.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH NOMINEE TO THE BOARD.

PROPOSAL 2

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

SHAREHOLDERS OF THE FUNDS VOTING SEPARATELY WITH RESPECT TO THEIR FUND

Background

As required by the 1940 Act, the Company’s current investment advisory agreement with VALIC automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of VALIC. This provision effectively requires a Fund’s shareholders to vote on a new investment advisory agreement if VALIC experiences a transfer of a controlling block of its voting securities for purposes of the 1940 Act.

As discussed above, it is anticipated that one or more of the transactions contemplated by the Separation Plan could be deemed a Change of Control Event resulting in the automatic termination of VALIC’s existing investment advisory agreement (the “Current Advisory Agreement”) and investment sub-advisory agreements, although Corebridge’s initial public offering is not anticipated to result in a Change of Control Event. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board has approved a new investment advisory agreement with VALIC in connection with the Separation Plan. Shareholders are being asked to approve the new investment advisory agreement with VALIC, the Funds’ current investment adviser, (the “Proposed Agreement”), which would be effective after the first Change of Control Event that occurs after shareholder approval. As part of Proposal 2, shareholders are also voting to approve any future advisory agreements with VALIC (the “Future Agreements” and together with the Proposed Agreement, the “New Advisory Agreements”) if there are subsequent Change of Control Events arising from completion of the Separation Plan that terminate the Proposed Agreement after the first Change of Control Event.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the Funds in the context of a vote on an advisory agreement, any shareholder approval received at the Special Meeting would no longer be valid to approve Future Agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by VALIC in consultation with counsel to the Company and reviewed by the Board. If an investment advisory agreement were to terminate without valid shareholder approval, the Board and the shareholders of each Fund may be asked to approve new investment advisory agreements to permit VALIC to continue to provide services to the Funds.

Information about VALIC

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019. VALIC serves as investment adviser for all of the Funds. As investment adviser, VALIC oversees the day-to-day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers that make investment decisions for the Funds. VALIC is a Texas corporation, and managed or advised assets in excess of $28 billion as of June 30, 2022. VALIC is an indirect, majority-owned subsidiary of American General Life Insurance Company (“AGL”). AGL is a stock life insurance company organized under the laws of the state of Texas and is located at 2727-A Allen Parkway, Houston, Texas 77019. It is an indirect, wholly-owned subsidiary of Corebridge. Corebridge is currently a direct, majority-owned subsidiary of AIG and is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367.

The following table lists the names and principal occupations of VALIC’s principal executive officers and directors. The business address of each person listed below is 2929 Allen Parkway, Houston, Texas 77019.

Name	Principal Occupation
Roger A. Craig	Senior Vice President, General Counsel and Assistant Secretary
Emily W. Gingrich	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Elias F. Habayeb	Director, Executive Vice President and Chief Financial Officer
Kevin T. Hogan	Chairman of the Board, Chief Executive Officer and President
Gilliane E. Isabelle	Director, Senior Vice President and Chief Distribution Officer
Kyle L. Jennings	Senior Vice President and Chief Compliance Officer
Todd A. McGrath	Executive Vice President and Chief Operating Officer
Jonathan J. Novak	Chief Executive Officer, Institutional Markets
Sabra R. Purtill	Director, Senior Vice President and Chief Investment Officer
Sabyasachi Ray	Director and Senior Vice President
Robert J. Scheinerman	Director and Chief Executive Officer, Group Retirement

Description of the New Advisory Agreements

The description of the Proposed Agreement that follows is qualified entirely by reference to the form of Proposed Agreement included in Exhibit D to this Proxy Statement. (As indicated below, the advisory fee rate for each Fund is provided in Exhibit E.) For purposes of this subsection, references to the Proposed Agreement include the Future Agreement. The Proposed Agreement is substantially identical in all material respects to the Current Advisory Agreement, except for new effective and termination dates, an updated list of Funds, the addition of language regarding VALIC’s payment due date and proration, and the addition of notices and counterparts provisions. The Proposed Agreement would become effective after the first Change of Control Event resulting from the Separation Plan that occurs after shareholder approval, and each Future Agreement would become effective upon a subsequent Change of Control Event resulting from the Separation Plan. The material terms of the Proposed Agreement are discussed in more detail below.

Services

No changes to the services provided by VALIC as specified under the Current Advisory Agreement are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and the Proposed Agreement provide that VALIC shall, subject to the control, direction, and supervision of the Board and in conformity with all applicable laws and regulations, the Company’s organizational documents and its registration statement, (a) manage the investment and reinvestment of the assets of the Funds including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Fund’s portfolio, and the formulation and implementation of investment programs; (b) maintain a trading desk and place all orders for the purchase and sale of portfolio investments for each Fund’s account with brokers or dealers selected by VALIC, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by VALIC, subject to VALIC’s control, direction, and supervision; and (c) furnish to the Funds office space, facilities, equipment and personnel adequate to provide the services described above and pay the compensation to the Company’s Directors and officers who are interested persons of VALIC.

Appointment of Sub-advisers

No changes to the authority of VALIC to appoint sub-advisers are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and the Proposed Agreement permit VALIC to employ a sub-adviser for each of its Funds for the purpose of providing investment management services with respect to the Fund, provided that (a) the compensation to be paid to such sub-adviser shall be the sole responsibility of VALIC, (b) the duties and responsibilities of the sub-adviser shall be as set forth in a sub-advisory agreement including VALIC and the sub-adviser as parties, (c) such sub-advisory agreement shall be adopted and approved in conformity with applicable laws and regulations, and (d) such sub-advisory agreement may be terminated at any time, on not more than 60 days’ written notice.

VALIC and the Company may rely on an exemptive order from the SEC that permits VALIC to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval (the “VALIC Order”). The VALIC Order applies to the Company and its Funds, and is subject to certain conditions, including the requirement that the Board, including a majority of Independent Directors, approve any new sub-advisory agreement or material amendment to a sub-advisory agreement and that VALIC send shareholders an information statement complying with the conditions of Regulation 14C under the Securities Exchange Act of 1934, as amended, within 90 days after the retention of a new sub-adviser or a material amendment to an existing sub-advisory agreement.

As with the Current Advisory Agreement, the current sub-advisory agreements between VALIC and any sub-advisers with respect to a Fund will automatically terminate upon any Change of Control Event. VALIC and the Company expect to rely on the VALIC Order to enter into new sub-advisory agreements with the current, unaffiliated sub-advisers to the Funds.

Expenses

No changes to the expenses provisions of the Current Advisory Agreement are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and the Proposed Agreement provide that VALIC shall bear the expense of discharging its responsibilities under the Agreement and the Company shall pay, or arrange for others to pay, all its expenses other than those which the Agreement expressly states are payable by VALIC. Expenses payable by the Company include, but are not limited to (i) interest and taxes; (ii) brokerage commissions and other expenses of purchasing and selling portfolio investments; (iii) compensation of its Directors and officers other than those persons who are interested persons of VALIC; (iv) fees of outside counsel to and of independent auditors of the Company selected by the Board; (v) fees for accounting services; (vi) custodial, registration, and transfer agency fees; (vii) expenses related to the repurchase or redemption of its shares including expenses related to a program of periodic repurchases or redemptions; (viii) expenses related to issuance of its shares against payment therefor by, or on behalf of, the subscribers thereto; (ix) fees and related expenses of registering and qualifying the Company and its shares for distribution under state and federal securities laws; (x) expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Company; (xi) all other expenses incidental to holding meetings of the Company’s shareholders including proxy solicitations therefor; (xii) expenses for servicing shareholder accounts; (xiii) insurance premiums for fidelity coverage and errors and omissions insurance; (xiv) dues for the Company’s membership in trade associations approved by the Board; and (xv) such non-recurring expenses as may arise, including those associated with actions, suits, or proceedings to which the Company is a party and the legal obligation which the Company may have to indemnify its officers, Directors and employees with respect thereto. The Company shall allocate the foregoing expenses among the Funds.

Contractual Advisory Fees

No changes in the contractual advisory fees for the Funds are proposed in connection with Proposal 2. Exhibit E includes the fee schedules for each Fund. Exhibit F provides information on the compensation paid to VALIC by each registered investment company with an investment objective similar to the investment objectives of the Funds.

Liability

No changes to the liability provisions of the Current Advisory Agreement are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and the Proposed Agreement provide that VALIC shall not be liable to the Company, or to any shareholder of the Company, for any act or omission in rendering services under the Agreements, or for any losses sustained in the purchase, holding, or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties on the part of VALIC.

Term and Continuance

No changes to the term and continuance provisions of the Current Advisory Agreement are proposed in connection with Proposal 2. The Current Advisory Agreement and the Proposed Agreement would differ only to the extent of their effective and termination dates.

If approved by shareholders, the Proposed Agreement will be effective after the first Change of Control Event resulting from the Separation Plan that occurs after shareholder approval or any subsequent Change of Control Event resulting from the Separation Plan in the case of a Future Agreement. After an initial two-year term, the Proposed Agreement would continue in effect only so long as such continuance is approved at least annually by the vote of a majority of the Company’s Directors who are not parties to the Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote a majority of the Company’s Board or a majority of a Fund’s outstanding voting securities.

Termination

No changes to the termination provisions of the Current Advisory Agreement are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and the Proposed Agreement provide that the Agreement may be terminated at any time as to a Fund, without payment of any penalty, as to any Fund at any time by the Company’s Board or by the vote of a majority of that Fund’s outstanding voting securities on 30-60 days’ prior written notice to VALIC, or by VALIC, on not more than 60 days’ nor less than 30 days’ written notice, or upon such shorter notice as may be mutually agreed upon. The Agreement automatically terminates in the event of its assignment.

For more information on when the Current Advisory Agreement was last approved by shareholders, see Exhibit E.

Factors Considered by the Board

At various meetings over the prior year, the Board discussed the Separation Plan with VALIC and certain AIG representatives. The Board was informed that in connection with the Separation Plan, Corebridge and AIG entered into agreements to effectuate, through a series of steps, a contribution of substantially all of the entities that conduct AIG’s investment management operations, including VALIC and SunAmerica, from AIG to Corebridge. The Board understands that it is anticipated that one or more of the transactions contemplated by the Separation Plan could be deemed a Change of Control Event resulting in the automatic termination of the Current Advisory Agreement and Current Sub-Advisory Agreements (the “Current Advisory Contracts”) and that in order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board would need to approve a new investment advisory agreement with VALIC, as well as new sub-advisory agreements with the existing sub-advisers to certain Funds, in connection with the Separation Plan. Shareholders of each Fund will be asked to approve the New Advisory Agreements and shareholders of the SunAmerica Sub-Advised Funds will be asked to approve the New Sub-Advisory Agreements between VALIC and SunAmerica. Shareholder approval of new sub-advisory agreements with the current, unaffiliated sub-advisers to the Funds is not required due to the Funds’ current exemptive order that permits VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers.

At meetings held on August 2-3, 2022, the Board, including the Independent Directors, unanimously approved with respect to all of the Funds, the Proposed Agreement, the New SunAmerica Sub-Advisory Agreement and the new sub-advisory agreements between VALIC and each of the following sub-advisers of the Funds (collectively, the “New Advisory Contracts”): AllianceBernstein L.P. Allspring Global Investments, LLC, BlackRock Investment Management, LLC, Boston Partners Global Investors, Inc., Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, Columbia Management Investment Advisers, LLC, Delaware Investments Fund Advisers, Franklin Advisers, Inc., Goldman Sachs Asset Management, L.P., Invesco Advisers, Inc., Invesco Asset Management Limited, J.P. Morgan Investment Management Inc., Janus Capital Management, LLC, Macquarie Investment Management Global Limited, Macquarie Funds Management Hong Kong Limited, Massachusetts Financial Services Company, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management Inc., PineBridge Investments LLC, SunAmerica, T. Rowe Price Associates, Inc., T. Rowe Price Investment Management, Inc., Voya Investment Management Co. LLC and Wellington Management Company LLP (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”).1 The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreements and shareholders of the SunAmerica Sub-Advised Funds approve the New Sub-Advisory Agreements.

At these meetings, which included meetings of the full Board and separate meetings of the Independent Directors, the Board considered, among other things, whether it would be in the best interests of each Fund and its respective shareholders to approve the New Advisory Contracts, and the anticipated impacts of the Separation Plan on each Fund and its shareholders. The Independent Directors met with representatives of VALIC to discuss the Separation Plan and the New Advisory Contracts. Throughout the process, the Independent Directors were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Advisory Contracts. The Independent Directors also met separately with their independent legal counsel to discuss the New Advisory Contracts outside of the presence of management.

Before or during the meetings, the Board sought additional information as it deemed necessary and appropriate. The Board’s evaluation of the New Advisory Contracts reflected the information provided specifically in connection with its review of the New Advisory Contracts, as well as, where relevant, information

[1]

On March 25, 2020 and June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the SEC issued exemptive orders (the “Orders”) pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempt registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Orders are ratified at the next in-person meeting. The Board determined that reliance on the Orders was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the August 2-3, 2022 meeting was held by videoconference in reliance on the Orders.

that was separately provided to the Board in connection with the most recent renewal of the Current Advisory Contracts at meetings held on July 11, 2022 and August 2-3, 2022 (the “2022 Contracts Review Meeting”) and at other Board meetings held throughout the prior year. The Board’s evaluation of the New Advisory Contracts also reflected the knowledge gained as Board members of the Funds with respect to services provided by VALIC, its affiliates, including SunAmerica, and each other Sub-Adviser to the Funds. In connection with their consideration of the New Advisory Contracts, the Independent Directors worked with their independent legal counsel to prepare requests for information that were submitted to VALIC. The Board’s requests for information sought information relevant to the Board’s consideration of the New Advisory Contracts, distribution arrangements, and other anticipated impacts of the Separation Plan on the Funds and their shareholders. VALIC provided documents and information in response to these requests for information. Representatives of senior management from VALIC participated in a portion of the meetings and addressed various questions from the Board.

The Board’s approvals and recommendations were based on its determination, within its reasonable business judgment, that it would be in the best interests of each Fund and its respective shareholders, for VALIC and, as applicable, the Sub-Advisers, to provide investment advisory, investment sub-advisory, and related services to the Funds, following the consummation of the Separation Plan.

In connection with the approval of the New Advisory Contracts, VALIC advised the Board about a variety of matters, including, but not limited to, the following:

•

The Current Advisory Contracts were last renewed by the Board, including all the Independent Directors, at the 2022 Contracts Review Meeting. In connection with that renewal, the Directors reviewed information regarding the nature, extent and quality of services provided by VALIC and each Sub-Adviser; the investment results of each Fund; the advisory fees paid to VALIC by the Funds and the sub-advisory fees paid to each Sub-Adviser by VALIC; VALIC’s and each Sub-Adviser’s costs in managing the Funds and their profitability from the Funds; and other benefits received by VALIC, each Sub-Adviser and their affiliates as a result of their relationship with the Funds.

•	The New Advisory Contracts are not expected to result in any changes to the nature, extent and quality of services provided by VALIC or any Sub-Adviser.

•	The personnel responsible for the management operations of the Funds, including each Company officer, are not expected to change as a result of the Separation Plan.

•

The New Advisory Contracts are not expected to result in any changes to the portfolio management of any Fund, including no changes to the Funds’ investment objectives, principal investment strategies or principal investment risks and the same portfolio managers are expected to continue to provide day-to-day management of the applicable Fund.

•	The New Advisory Contracts are not expected to result in any changes to the contractual investment advisory fees charged to the Funds.

•	The support expressed by the senior management of VALIC for the Separation Plan and VALIC’s recommendation that the Board approve the New Advisory Contracts.

•	That the Funds and VALIC or its affiliates will split the costs of the Special Meeting, including legal, audit, filing fees and other related expenses.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Contracts, the Board considered the factors discussed below, among others.

Nature, Extent and Quality of Services.

The Board considered the benefits to shareholders of retaining VALIC and the Sub-Advisers and approving the New Advisory Contracts, particularly in light of the nature, extent, and quality of the services that have been provided by VALIC and the Sub-Advisers. The Board considered the services provided by VALIC and the Sub-Advisers in rendering investment management services to the Funds. The Board considered that VALIC is responsible for the management of the day-to-day operations of the Company, including but not limited to, general supervision of and coordination of the services provided by the Sub-Advisers, and is also responsible for monitoring and reviewing the activities of the Sub-Advisers and other third-party service providers. The Board also noted that VALIC’s and the Sub-Advisers’ management of the Company is subject to the oversight of the Board, and must be made in accordance with the investment objectives, policies and restrictions set forth in the Company’s prospectus and statement of additional information. The Board noted that VALIC monitors the performance of the Funds and from time-to-time recommends Sub-Adviser changes and/or other changes intended to improve the performance of the Funds. The Board considered the quality of the portfolio management services which have benefited and should continue to benefit each Fund and its shareholders, the organizational depth and resources of VALIC and each Sub-Adviser including the background and experience of VALIC’s and each Sub-Adviser’s management personnel, and the expertise of VALIC’s and each Sub-Adviser’s portfolio management team, as well as the investment methodology used by VALIC and each Sub-Adviser.

The Board noted that VALIC personnel meet on a regular basis to discuss the performance of the Company, as well as the positioning of the insurance products, employer-sponsored retirement plans and the Funds generally vis-à-vis competitors. The Board also considered VALIC’s financial condition and whether it continues to have the financial wherewithal to provide the services under the New Advisory Agreement with respect to each Fund. The Board also considered VALIC’s risk management processes. The Board further considered the significant risks assumed by VALIC in connection with the services provided to the Funds, including entrepreneurial risk in sponsoring new Funds and ongoing risks such as operational, reputational, liquidity, litigation, regulatory and compliance risks with respect to all Funds.

With respect to the services provided by the Sub-Advisers, the Board considered information provided to the Board regarding the services provided by each Sub-Adviser, including information presented throughout the previous year and at the 2022 Contracts Review Meeting. The Board noted that each Sub-Adviser (i) determines the securities to be purchased or sold on behalf of the Fund(s) it manages as may be necessary in connection therewith; (ii) provides VALIC with records concerning its activities, which VALIC or the Funds are required to maintain; and (iii) renders regular reports to VALIC and to officers and Directors of the Funds concerning its discharge of the foregoing responsibilities. The Board reviewed each Sub-Adviser’s history and investment experience as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment, compliance and other personnel who provide services to the Funds. The Board also took into account the financial condition of each Sub-Adviser. The Board also considered each Sub-Adviser’s brokerage practices and risk management processes.

The Board reviewed VALIC’s and SunAmerica’s compliance program and personnel. The Board also considered the performance of certain portions of the business continuity plan which have been invoked in response to the COVID-19 pandemic. The Board noted that SunAmerica is an affiliated company of VALIC and serves as the administrator to the Funds, as well as sub-advises certain Funds. The Board also considered VALIC’s and each Sub-Adviser’s regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation.

The Board concluded that the scope and quality of the advisory services provided by VALIC and the Sub-Advisers were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Funds.

Fees and Expenses; Investment Performance. The Board noted that it had received and reviewed total expense information, advisory fee information, and sub-advisory fee information at the 2022 Contracts Review Meeting. The Board also noted that it had received and reviewed information prepared by management and by an independent third-party provider of mutual fund data regarding each Fund’s investment performance compared against its benchmark and performance group and performance universe at the 2022 Contracts Review Meeting. At the 2022 Contracts Review Meeting, the Board had concluded that each Fund’s overall performance was satisfactory in light of the circumstances or was being appropriately addressed by management. The Board also concluded that the advisory fee and sub-advisory fee for each Fund are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered. In this regard, the Board noted that the same personnel would be providing portfolio management services to each of the Funds.

Cost of Services and Indirect Benefits/Profitability. The Board noted that it had considered profitability to VALIC and the Sub-Advisers at the 2022 Contracts Review Meeting. At the 2022 Contract Review Meeting, the Board also reviewed VALIC’s profitability on a Fund-by-Fund basis, as well as an Investment Management Profitability Analysis prepared by an independent information service, noting that VALIC’s profitability was generally in the range of the profitability of companies contained in the report. The Board also considered that the New Advisory Contracts would not result in any changes to fees. The Board additionally considered that VALIC had represented to the Board that it will use its best efforts to ensure that VALIC and its affiliates do not take any action that imposes an “unfair burden” on the Funds as a result of the Separation Plan or as a result of any express or implied terms, conditions or understandings applicable to a Change in Control Event resulting from the Separation Plan, for so long as the requirements of Section 15(f) of the 1940 Act apply.

Economies of Scale. The Board noted that it had considered economies of scale at the 2022 Contracts Review Meeting. The Board noted that the advisory fee rate and sub-advisory fee rates payable to VALIC and each of the Sub-Advisers with respect to most of the Funds contain breakpoints, which allows the Funds to participate in any economies of scale.

Terms of the Advisory Contracts. The Board reviewed the terms of the New Advisory Contracts including the duties and responsibilities undertaken by the parties. The Board also reviewed the terms of payment for services rendered by VALIC and the Sub-Advisers and noted that VALIC would compensate the Sub-Advisers out of the advisory fees it receives from the Funds. The Board noted that the new sub-advisory agreements provide that each Sub-Adviser will pay all of its own expenses in connection with the performance of their respective duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the New Advisory Contracts and other terms contained therein. The Board additionally considered that the material terms of the Current Advisory Agreement are substantially similar to the material terms of the Proposed Agreement. The Board also considered that the material terms of the Current SunAmerica Sub-Advisory Agreement is substantially similar to the material terms of the New SunAmerica Sub-Advisory Agreement, and noted certain differences in the terms of such Agreements, which are described below under Proposal 3. The Board also considered that the material terms of the current sub-advisory agreements with the unaffiliated Sub-Advisers are substantially similar to the material of the new sub-advisory agreements with the unaffiliated Sub-Advisers. The Board concluded that the terms of each of the New Advisory Contracts were reasonable.

Compliance. The Board noted that it had reviewed VALIC’s and the Sub-Advisers’ compliance personnel and regulatory history, including information on whether they were currently involved in any regulatory actions or investigations in connection with the 2022 Contracts Review Meeting and had concluded that there was no information provided that would have a material adverse effect on their abilities to provide services to the Funds.

Conclusions. In reaching its decision to approve the New Advisory Contracts, the Board did not identify any single factor as being controlling, but based its recommendation on all of the factors it considered.

Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that VALIC and each Sub-Adviser possess the capability and resources to perform the duties required of them under their respective New Advisory Contracts.

Further, based upon its review of the New Advisory Contracts, the materials provided, and the considerations described above, the Board, including the Independent Directors, concluded that (1) the terms of the New Advisory Contracts are reasonable, fair and in the best interests of each Fund and its respective shareholders, and (2) the fee rates payable under the New Advisory Contracts are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act is a non-exclusive safe harbor that provides in substance that, when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. If either condition of Section 15(f) is not met, the safe harbor is not available. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company’s board of directors/trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. During the three-year period immediately following the consummation of a Change of Control Event resulting from the Separation Plan, it is anticipated that at least 75% of the Directors will not be “interested persons” (as defined in the 1940 Act) of VALIC. The second condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the sale of the controlling interest in the investment adviser, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. VALIC will not impose or seek to impose any “unfair burden” on the Funds as a result of a Change of Control Event resulting from the Separation Plan.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENTS

SHAREHOLDERS OF THE DYNAMIC ALLOCATION FUND, MID CAP INDEX FUND, NASDAQ-100® INDEX FUND, SMALL CAP INDEX FUND, STOCK INDEX FUND, GROWTH FUND, INTERNATIONAL EQUITIES INDEX FUND, INTERNATIONALLY SOCIALLY RESPONSIBLE FUND AND U.S. SOCIALLY RESPONSIBLE FUND (PREVIOUSLY DEFINED AS THE “SUNAMERICA-ADVISED FUNDS”) VOTING SEPARATELY WITH RESPECT TO THEIR FUND

Background

SunAmerica currently serves as a sub-adviser to each of the SunAmerica-Advised Funds pursuant to three Investment Sub-Advisory Agreements between VALIC and SunAmerica. The three Investment Sub-Advisory Agreements consist of: (1) the Investment Sub-Advisory Agreement between VALIC and SunAmerica, dated January 1, 2002 (the “2002 Agreement”), with respect to the Dynamic Allocation Fund; (2) the Investment Sub-Advisory Agreement between VALIC and SunAmerica, dated March 26, 2010 (the “2010 Agreement”), with respect to the Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund; and (3) the Investment Sub-Advisory Agreement between VALIC and SunAmerica, dated June 16, 2014 (the “2014 Agreement,” and collectively with the 2002 Agreement and the 2010 Agreement, the “Current SunAmerica Sub-Advisory Agreements”), with respect to the Growth Fund, International Equities Index Fund, Internationally Socially Responsible Fund and U.S. Socially Responsible Fund.

As discussed in Proposal 2, it is anticipated that one or more of the transactions contemplated by the Separation Plan could be deemed a Change of Control Event resulting in the automatic termination of the Current Advisory Agreement and existing investment sub-advisory agreements between VALIC and the Funds’ sub-advisers, including the Current SunAmerica Sub-Advisory Agreements, although Corebridge’s initial public offering is not anticipated to result in a Change of Control Event]. In order to ensure that the existing sub-advisory services can continue uninterrupted, the Board has approved new investment sub-advisory agreements between VALIC and each sub-adviser in connection with the Separation Plan.

As noted in Proposal 2, the Company and VALIC may rely on the VALIC Order to enter into new investment sub-advisory agreements with unaffiliated sub-advisers without seeking shareholder approval. The VALIC Order, however, does not permit VALIC to enter into sub-advisory agreements with a sub-adviser that is an affiliated person of VALIC or the Company without first obtaining shareholder approval. Since SunAmerica is an affiliate of VALIC and the Company, the Board is seeking your approval of a new investment sub-advisory agreement with respect to the SunAmerica-Advised Funds to ensure that the existing sub-advisory services can continue uninterrupted. Rather than approve three separate new investment sub-advisory agreements between VALIC and SunAmerica, however, it is proposed that all of the SunAmerica-Advised Funds be party to the same sub-advisory agreement between VALIC and SunAmerica (the “New SunAmerica Sub-Advisory Agreement”) to reduce administrative complexity and regulatory burden. The terms of the New SunAmerica Sub-Advisory Agreement are substantially similar to those of the 2014 Agreement.

Shareholders are being asked to approve the New SunAmerica Sub-Advisory Agreement, which would be effective after the first Change of Control Event resulting from the Separation Plan that occurs after shareholder approval. As part of Proposal 2, shareholders are also voting to approve future sub-advisory agreements between VALIC and SunAmerica (the “Future SunAmerica Sub-Advisory Agreements” and together with the New SunAmerica Sub-Advisory Agreement, the “New Sub-Advisory Agreements”) if there are subsequent Change of Control Events resulting from the Separation Plan arising from completion of the Separation Plan that terminates the New SunAmerica Sub-Advisory Agreement after the first Change of Control Event.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the SunAmerica-Advised Funds in the context of a vote on a sub-advisory agreement, any shareholder approval received at the Special Meeting would no longer be valid to approve Future SunAmerica Sub-Advisory Agreements that would otherwise be approved in the event of subsequent Change of Control Events resulting from the Separation Plan. This judgment will be made by VALIC in consultation with counsel to the Company and reviewed by the Board. If an investment sub-advisory agreement were to terminate without valid shareholder approval, the Board and the shareholders of such Fund may be asked to approve a new investment sub-advisory agreement to permit SunAmerica to continue to provide sub-advisory services to the Fund.

In addition, if shareholders of the SunAmerica-Advised Funds approve Proposal 4 (described below), VALIC and the Board may also consider reliance on the New Relief to continue to retain SunAmerica following such events, subject to the conditions of the New Relief.

Information about SunAmerica

SunAmerica is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. SunAmerica serves as the sub-adviser, or a sub-adviser, for each of the SunAmerica-Advised Funds. Subject to the control and supervision of VALIC and the Board of the Company, SunAmerica manages all or a portion of the assets of each SunAmerica-Advised Fund and supervises the daily business affairs of each SunAmerica-Advised Fund. SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $68.9 billion as of June 30, 2022. SunAmerica is an indirect, majority-owned subsidiary of AGL. AGL is a stock life insurance company organized under the laws of the state of Texas and is located at 2727-A Allen Parkway, Houston, Texas 77019. AGL is an indirect, wholly-owned subsidiary of Corebridge. Corebridge is currently a direct, majority-owned subsidiary of AIG and is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367.

The following table lists the names and principal occupations of SunAmerica’s principal executive officers and directors. The business address of each person listed below is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

Name	Principal Occupation
Gregory N. Bressler	Senior Vice President, General Counsel, Chief Legal Officer and Assistant Secretary
Frank P. Curran	Senior Vice President and Controller
John T. Genoy	Director, President and Chief Operating Officer of SunAmerica. Vice President, AIG Capital Services, Inc.; Vice President, Chief Financial Officer & Controller, AFS.
Matthew J. Hackethal	Chief Compliance Officer and Vice President
Todd McGrath

Director of SunAmerica. Director, AIG Fund Services, Inc. (“AFS”); President and Director, VALIC Retirement Services Company; Chief Administrative Officer, AIG Life Holdings, Inc.; Chief Operating Officer and Executive Vice President, The Variable Annuity Life Insurance Company.

Bryan Pinsky	Director of SunAmerica. Senior Vice President, American General Life Insurance Company & The United States Life Insurance Company in the City of New York.

Description of the New Sub-Advisory Agreements

The description of the New SunAmerica Sub-Advisory Agreement that follows is qualified entirely by reference to the form of New SunAmerica Sub-Advisory Agreement included in Exhibit G to this Proxy Statement. For purposes of this subsection, references to the New SunAmerica Sub-Advisory Agreement include the Future SunAmerica Sub-Advisory Agreement. The New SunAmerica Sub-Advisory Agreement is substantially similar in all material respects to the 2014 Agreement, except for (i) the effective and termination dates; (ii) replacement of brokerage account terms with expanded language that authorizes and directs SunAmerica to do and perform all acts necessary to perform its duties and obligations under the New SunAmerica Sub-Advisory Agreement with respect to any investments, including derivatives; (iii) revisions to the confidentiality provision to expand the usage of confidential information to a party’s Representatives (as defined in the New SunAmerica Sub-Advisory Agreement) who have a need to know confidential information, to address the return, destruction and retention of confidential information and to address the treatment of privileged confidential information, among other things; (iv) revisions to the compensation provision to reflect that the sub-advisory fee is based on average daily net assets as opposed to average daily net asset value; (v) the addition of a counterparts provision, (vi) a revised notices provision, and (vii) the addition of new series to Schedule A.

The differences are not expected to have any impact on the day-to-day management of the SunAmerica-Advised Funds.

The New SunAmerica Sub-Advisory Agreement would become effective after the first Change of Control Event resulting from the Separation Plan that occurs after shareholder approval, and each Future SunAmerica Sub-Advisory Agreement would become effective upon a subsequent Change of Control Event resulting from the Separation Plan. The material terms of the New SunAmerica Sub-Advisory Agreement are discussed in more detail below.

Services

No changes to the services provided by SunAmerica as specified under the 2014 Agreement are proposed in connection with Proposal 3.

The 2014 Agreement and the New SunAmerica Sub-Advisory Agreement provide that SunAmerica shall, subject to the control and supervision of VALIC and the Board and in material conformity with all applicable laws and regulations, the Company’s organizational documents, its registration statement, and applicable procedures adopted by the Board and provided to SunAmerica, (a) manage the investment and reinvestment of the assets of the Funds including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the Board, of the industries, securities and other investments to be represented in each Fund’s portfolio, and the formulation and implementation of investment programs; (b) maintain a trading desk and place all orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Fund’s account with brokers or dealers (including futures commission merchants) selected by SunAmerica, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by SunAmerica, subject to SunAmerica’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with SunAmerica, subject to applicable law; and (c) delegate, at its own discretion, any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that SunAmerica shall always remain liable for its obligations thereunder.

Expenses

No changes to the expenses provisions of the 2014 Agreement are proposed in connection with Proposal 3.

The 2014 Agreement and the New SunAmerica Sub-Advisory Agreement provide that SunAmerica shall bear the expense of discharging its responsibilities and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation set forth in the Agreements. In addition, the Company will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of the SunAmerica-Advised Funds.

Contractual Sub-Advisory Fees

No changes in the contractual sub-advisory fees for the SunAmerica-Advised Funds are proposed in connection with Proposal 3.

Liability

No changes to the liability provisions of the 2014 Agreement are proposed in connection with Proposal 3.

The 2014 Agreement and the New SunAmerica Sub-Advisory Agreement provide that SunAmerica shall not be liable to VALIC, the Company, the SunAmerica-Advised Funds, or to any shareholder of the SunAmerica-Advised Funds, and VALIC shall indemnify SunAmerica, for any act or omission in rendering services under the Agreements, or for any losses sustained in connection with the matters to which the Agreements relate, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of SunAmerica in performing its duties under the Agreements.

Term and Continuance

No changes to the term and continuance provisions of the 2014 Agreement are proposed in connection with Proposal 3. The 2014 Agreement and the New SunAmerica Sub-Advisory Agreement would differ only to the extent of their effective and termination dates.

If approved by shareholders, the New SunAmerica Sub-Advisory Agreement will be effective after the first Change of Control Event resulting from the Separation Plan, and any Future SunAmerica Sub-Advisory Agreement will be effective after a subsequent Change of Control Event resulting from the Separation Plan. After an initial two-year term, the New SunAmerica Sub-Advisory Agreement would continue in effect, but with respect to any Fund, subject to the termination provisions and all other terms and conditions thereof, only so long as such continuance is approved at least annually by the vote of a majority of the Company’s Directors who are not parties to the Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the Company’s Board or a majority of that Fund’s outstanding voting securities (as defined in the 1940 Act).

Termination

No changes to the termination provisions of the 2014 Agreement are proposed in connection with Proposal 3.

Both the 2014 Agreement and the New SunAmerica Sub-Advisory Agreement provide that the Agreement may be terminated as to any SunAmerica-Advised Fund at any time, without the payment of any penalty, by vote of the Company’s Board or by vote of a majority of that Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to SunAmerica, or upon such shorter notice as may be mutually agreed upon by the parties. The Agreements may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to SunAmerica, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if SunAmerica becomes unable to discharge its duties and obligations under this Agreement. SunAmerica may terminate the Agreements at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties. The Agreements automatically terminate upon assignment or in the event of the termination of the investment advisory agreement between VALIC and the Company as it relates to any SunAmerica-Advised Fund(s).

For information concerning the material differences in the terms of the New SunAmerica Sub-Advisory Agreement and each of the 2002 Agreement and the 2010 Agreement, see Exhibit H. Please also see Exhibit H for information on when the Current SunAmerica Sub-Advisory Agreements were last approved by shareholders.

Factors Considered by the Board

At the meetings held on August 2-3, 2022 at which the Board approved your Fund’s Proposed Agreement, the Board, including the Independent Directors, also unanimously approved the New SunAmerica Sub-Advisory Agreement.

The Board’s considerations regarding all of the new sub-advisory agreements, including the New SunAmerica Sub-Advisory Agreement, are included in the Board Considerations under Proposal 2 above.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

PROPOSAL 4

APPROVAL OF A “MANAGER-OF-MANAGERS” ARRANGEMENT THAT WOULD PERMIT VALIC TO ENTER INTO AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUB-ADVISERS ON BEHALF OF THE FUNDS WITHOUT OBTAINING SHAREHOLDER APPROVAL

SHAREHOLDERS OF THE FUNDS VOTING SEPARATELY WITH RESPECT TO THEIR FUND

Background

Pursuant to Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a sub-advisory agreement without obtaining shareholder approval. The Company and VALIC currently rely on an exemptive order from the SEC that permits VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers (previously defined as the “VALIC Order”), commonly referred to as a “manager-of-managers” structure. The VALIC Order does not allow VALIC to enter into a sub-advisory agreement with a sub-adviser that is an affiliate of VALIC or the Company without shareholder approval. Shareholders of each Fund have previously approved the operation of such Fund under the existing manager-of-managers structure.

In addition to the VALIC Order, VALIC, as a control affiliate of SunAmerica, and the Funds may also rely on an exemptive order that SunAmerica and certain other registrants received from the SEC on December 3, 1996 (the “SunAmerica Order”), subject to shareholder approval. Similar to the VALIC Order, the SunAmerica Order permits SunAmerica to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. Unlike the VALIC Order, however, the SunAmerica Order also permits registrants to disclose the advisory fees paid by a fund to the adviser and the sub-advisory fees paid by the adviser to a sub-adviser on an aggregate basis, rather than disclosing the amounts paid to each individually (“aggregate fee disclosure”).

On May 29, 2019, the SEC granted a multi-manager exemptive order to Carillon Series Trust, et al. to permit Carillon Series Trust and Carillon Tower Advisers, Inc. (“Carillon”), its funds’ investment adviser, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers and any sub-adviser that is an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-Advisers”) of Carillon Series Trust or Carillon without shareholder approval and to utilize aggregate fee disclosure (“Carillon Order”).2 On July 9, 2019, the SEC staff granted no-action relief to The BNY Mellon Family of Funds, et al. (“BNY Mellon”) that extended BNY Mellon’s existing multi-manager exemptive order (which only covered both unaffiliated and wholly-owned sub-advisers) to Affiliated Sub-Advisers without requiring BNY Mellon to amend its order (the “BNY Letter,” and together with the “Carillon Order,” the “New Relief”). The no-action relief in the BNY Letter may be relied on by other fund complexes that have an existing multi-manager exemptive order, such as the VALIC Order and the SunAmerica Order, provided their advisers and funds comply with the terms and conditions set forth in the application for the Carillon Order in their entirety, which includes a requirement to obtain shareholder approval.

To reduce regulatory burden and operational and compliance complexity, VALIC and the Company are seeking shareholder approval so that the Company, on behalf of each of the Funds, and VALIC may rely on the SunAmerica Order. VALIC and the Company are also seeking shareholder approval so that the Company, on behalf of each of the Funds, and VALIC may rely on the New Relief, which would extend the SunAmerica Order to any sub-advisory agreements with Affiliated Sub-Advisers that may be entered into with respect to the Funds.

[2]	Carillon Tower Advisers, Inc., et al., Investment Company Act Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order).

Potential Benefits of the SunAmerica Order and the New Relief

Although similar, the VALIC Order and the SunAmerica Order contain different conditions. Permitting each Fund to rely on the SunAmerica Order will not only provide consistency and uniformity across the complexes, but it also will simplify the process of monitoring compliance with the conditions. In addition, it will permit each Fund to utilize aggregate fee disclosure.

In addition, VALIC believes that the New Relief is in the best interests of the Fund’s shareholders as it will provide VALIC and the Board with maximum flexibility to select, monitor and evaluate Affiliated Sub-Advisers without incurring the expense or delay of seeking specific shareholder approval. In addition, it will permit a Fund to more efficiently and quickly respond to changes in market conditions and other factors. Currently, in order for VALIC to appoint a new Affiliated Sub-Adviser or materially amend a sub-advisory agreement with an Affiliated Sub-Adviser, the Company must hold a special shareholder meeting and solicit votes from a Fund’s shareholders. This process is time consuming, slow and costly. Under the New Relief, VALIC and the Board would be able to act more quickly and with less expense to appoint a new Affiliated Sub-Adviser or materially amend a sub-advisory agreement with an Affiliated Sub-Adviser when VALIC and the Board believe that the appointment or amendment would benefit a Fund and its shareholders.

If shareholders approve Proposal 4, the Board would continue to oversee the sub-adviser selection process to help ensure that shareholders’ interests are protected. The Board, including a majority of the Independent Directors, would also continue to evaluate and approve all new sub-advisory agreements, as well as any material modifications to all sub-advisory agreements, analyzing all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. Shareholder approval of the SunAmerica Order and the New Relief will not result in an increase or decrease in the total amount of investment advisory fees paid by a Fund to VALIC. These fees are directly paid by VALIC to the sub-advisers out of the investment advisory fees that VALIC receives from each Fund, and not by the Funds.

Similarities and Differences between the VALIC Order and the SunAmerica Order

The SunAmerica Order and the VALIC Order contain many identical or substantially similar conditions as set forth below.

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The first set of conditions require that certain disclosures be made and that shareholders of an affected fund be informed each time a new sub-adviser is hired. Before a fund may rely on either order, the operation of the fund in the manner described in the application for the applicable order must be approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund. Each fund is required to disclose in its prospectus the existence, substance and effect of the applicable order. Moreover, within 60 days (for the SunAmerica Order) or 90 days (for the VALIC Order), the adviser is required to furnish shareholders of the affected fund with all of the information about the new sub-adviser that would be included in a proxy statement. Finally, the “manager-of-mangers” arrangement does not apply to a sub-advisory agreement with any affiliated sub-adviser and such an agreement, including the compensation to be paid thereunder, must be approved by the shareholders of the applicable fund.

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A second set of conditions is designed to protect shareholder interests through certain restrictions on the board of directors and on ownership of certain securities, as well as careful oversight by the board of directors of changes of sub-advisers for funds with affiliated sub-advisers. Among these conditions is that a majority of a registrant’s board of directors must be persons who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act at all times, and the nomination of new or additional independent board members must be placed within the discretion of the then-existing independent board members. In addition, except in very limited circumstances, no trustee, director, or officer of the registrant or the adviser is permitted to own directly or indirectly (other than a pooled investment vehicle that is not controlled by such person) any interest in a sub-adviser.

Finally, when a change of sub-adviser is proposed for a fund with an affiliated sub-adviser, the board of directors, including a majority of the independent board members, must make a separate finding that such change is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which the adviser or the affiliated sub-adviser derives an inappropriate advantage.

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A third set of conditions requires that the adviser provide management services to the funds that operate under the applicable order, including overall supervisory responsibility for the general management and investment of each such fund’s assets, and subject to review and approval by the board of directors, (a) set each such fund’s overall investment strategies; (b) evaluate, select, and recommend sub-advisers to manage all or a part of each such fund’s assets; (c) allocate and when appropriate, reallocate each such fund’s assets among multiple sub-advisers; (d) monitor and evaluate the performance of the sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with each such fund’s investment objectives, policies, and restrictions.

The below conditions from the SunAmerica Order are not conditions of the VALIC Order. Accordingly, if VALIC and the Funds were to rely on the SunAmerica Order, the following additional conditions would be imposed:

•	The Company will disclose both as a dollar amount and as a percentage of a Fund’s net assets in its registration statement the respective aggregate fee disclosure.

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The Independent Directors of the Company will be required to engage Independent Legal Counsel, as defined in Rule 0-1(a)(6) under the 1940 Act. The Independent Directors of the Company are currently represented by Independent Legal Counsel.

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VALIC will be required to provide the Company’s Board, no less frequently than quarterly, information about VALIC’s profitability on a per-Fund basis. VALIC also will be required to provide the Company’s Board with information showing the expected impact on its profitability upon the hiring or termination of a sub-adviser.

Similarities and Differences between the SunAmerica Order and the New Relief

Under the terms of the New Relief, VALIC and the Company would continue to be subject to several conditions imposed by the SEC which are currently applicable under the SunAmerica Order. For example, in order to rely on the New Relief, as with the SunAmerica Order, at all times, a majority of the Board must consist of Independent Directors and the selection and nomination of new or additional Independent Directors must be placed within the discretion of the then-existing Independent Directors. In addition, the Independent Directors must be represented by “Independent Legal Counsel” (as such term is defined in Rule 0-1(a)(6) under the 1940 Act). Also, both the SunAmerica Order and the New Relief permit aggregate fee disclosure.

Under the terms of the New Relief, VALIC and the Company would also be subject to certain new or modified conditions. The significant differences between the SunAmerica Order and the New Relief are set forth below. Specifically, under the New Relief:

•	VALIC will no longer be required to obtain shareholder approval to enter into or materially amend sub-advisory agreements with Affiliated Sub-Advisers.

•

a Fund must continue to disclose in its prospectus the existence, substance and effect of the manager-of-managers order; however, it would now also be required to disclose prominently that VALIC has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement.

•

a Fund must continue to furnish to its shareholders an information statement that contains information about a new sub-adviser and sub-advisory agreement; however, it will no longer be required to furnish such an information statement to shareholders when an existing sub-advisory agreement is materially modified. Moreover, the timeframe to inform shareholders of the hiring of a new sub-adviser pursuant to an information statement would be extended from within 60 days to within 90 days after the hiring of the new sub-adviser.

•

the Board must evaluate any material conflicts that may be present in a sub-advisory arrangement whenever a sub-adviser change is proposed for a Fund or the Board considers an existing sub-advisory agreement as part of its annual review process.

•

there would be an explicit requirement to obtain shareholder approval for any new sub-advisory agreement or any amendment to an existing investment advisory agreement or sub-advisory agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by a Fund.

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VALIC would continue to provide the Board with information showing the expected impact on VALIC’s profitability whenever a sub-adviser is hired or terminated; however, VALIC would no longer be required to provide the Board with quarterly profitability reports on a per-Fund basis.

If shareholders approve the SunAmerica Order and New Relief with respect to their Fund(s), it is anticipated that the Funds will begin to rely on the SunAmerica Order as soon as reasonably practicable after the Special Meeting. In addition, a Fund’s prospectus and/or statement of additional information will be updated in advance of the New Relief being relied upon by the Fund. If shareholders do not approve the SunAmerica Order and the New Relief with respect to their Fund(s), the Fund(s) will continue to operate under a manager-of-managers structure pursuant to the VALIC Order and will continue to be required to seek shareholder approval to enter into or materially amend sub-advisory agreements with Affiliated Sub-Advisers. In the event that the New Relief is rescinded by the SEC after Proposal 4 is approved by shareholders or prior to such time that a Fund elects to rely on the New Relief, VALIC and the Funds intend to rely on the SunAmerica Order and to comply with its conditions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 4.

PROPOSALS 5A THROUGH 5H

APPROVAL TO ADOPT, REVISE OR ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS

SHAREHOLDERS OF THE FUNDS VOTING SEPARATELY WITH RESPECT TO THEIR FUND

The Funds, like all registered investment companies, are required by the 1940 Act to have certain specific investment policies that can be changed only with shareholder approval. These policies are often referred to as “fundamental” policies. (In this Proxy Statement, the word “restriction” is sometimes used to describe a policy.) Recently, VALIC performed a comprehensive review of the Funds’ fundamental investment restrictions. Based on VALIC’s recommendation and the Board’s own review of the Funds’ current fundamental investment restrictions, the Board has concluded that the restrictions should be modernized and standardized. A list of the fundamental investment restrictions that will apply to each Fund if each proposal is approved by shareholders of that Fund appears in Exhibit I. At the Special Meeting, shareholders of all Funds will be asked to adopt new restrictions, approve revised restrictions and/or remove other fundamental investment restrictions, as set forth in more detail below.

The new and revised restrictions provide consistency and uniformity across the Funds to the extent possible. The new and revised fundamental investment restrictions are expected to facilitate the management of each Fund’s assets and to simplify the process of monitoring compliance with a Fund’s fundamental investment restrictions.

In addition, the new and revised fundamental investment restrictions are intended to offer each Fund additional investment flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the restrictions are written and will be interpreted broadly. For example, many of the proposed new and revised fundamental investment restrictions allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the new and revised fundamental investment restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Funds to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. To the extent the Funds engage in new investment practices, the Funds may be subject to additional risks. As noted below, before a Fund’s investment practices are changed in response to the revised restrictions, the Board would be consulted and, if appropriate, the Fund’s prospectus or statement of additional information would be supplemented to disclose the changes and any additional risks.

The proposed new and revised fundamental investment restrictions also refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Funds. These authorities could include courts. From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The new and revised fundamental investment restrictions will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the Funds the flexibility to evolve along with the markets and regulatory landscape without the expense and delay of seeking further shareholder approvals.

Finally, when a proposed new or revised fundamental investment restriction provides that an investment practice may be conducted as permitted by the 1940 Act, the restriction will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Each Fund has an investment objective or objectives as well as fundamental investment restrictions. The new and revised fundamental investment restrictions do not affect the Funds’ investment objectives, which remain unchanged.

The new and revised fundamental investment restrictions give the Funds an increased ability to engage in certain investment practices, as described in more detail below. If a particular Fund takes advantage of that increased ability, there could be a material increase in the level of investment risk associated with an investment in that Fund. Certain of the increased risks to the Funds are described below. Except for a change to the Blue Chip Growth Fund’s sub-classification from “diversified” to “non-diversified” described in Proposal 6, the actual investment practices of the Funds currently are not expected to change as a result of the new and revised policies. It is expected that each Fund will continue to be managed in accordance with its prospectus and statement of additional information (other than the fundamental policies being added or changed), as well as any policies or guidelines that may have been established by the Board or VALIC. However, a Fund’s investment practices could change in the future and for various reasons. Before a Fund’s investment practices are changed in response to the new or revised policies, the Board would be consulted and, if appropriate, the Fund’s prospectus or statement of additional information would be supplemented to disclose the changes and any additional risks.

VALIC has advised the Board that, except as described herein, the proposed additions and revisions to, and removal of, fundamental investment restrictions are not expected to materially affect the manner in which each Fund’s investment program is being conducted at this time. On this basis, the Board recommends that shareholders of each Fund vote to adopt, revise or remove that Fund’s fundamental investment restrictions as discussed below. The Funds affected by the proposed changes are indicated at the beginning of each section below. Each section sets out the fundamental policy that will apply to each Fund if shareholders of that Fund approve the policy in that section. The descriptions in each section of the Funds’ existing fundamental policies are general, and are qualified by reference to the actual text of the existing policies that appears in Exhibit I. The charts in Exhibit I set out in the left and middle columns, as applicable, the current fundamental policies of each Fund that are proposed to be revised or removed, and in the right column the proposed new or revised policy, if applicable.

Shareholders of each Fund will vote separately from shareholders of other Funds with respect to their Fund’s fundamental policies. In addition, shareholders will be asked to vote on each new or revised policy for their Fund separately on the enclosed proxy card or voting instruction card. No proposal to adopt, revise or remove any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of a Fund’s fundamental policies will be changed or removed, and others will not. If any proposal is not approved for a Fund, the Fund’s existing fundamental policy on that investment practice will remain in effect.

The new and revised policies that are approved will take effect as soon as reasonably practicable following approval at the Special Meeting, although the actual date could be later.

PROPOSAL 5A – TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION

REGARDING BORROWING MONEY

Funds affected: all Funds

If shareholders of a Fund approve this proposal, the Fund’s current fundamental investment restriction on the borrowing of money will be revised to read as follows:

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale. All mutual funds are required to have a fundamental policy about the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Certain trading practices and investments dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions.

All of the Funds have the same current fundamental investment restriction on borrowing money. Currently, the borrowing policy of the Funds limits borrowings to 33 1⁄3% of the value of total assets for temporary or emergency purposes, or as permitted by law, and permits the Funds to obtain short-term credit as necessary for the clearance of purchases and sales of portfolio securities. In addition, the fundamental investment policy permits the Funds to borrow for investment purposes to the maximum extent permissible under the 1940 Act. The Funds’ current borrowing policy is disclosed in their prospectuses and/or statements of additional information. Please also see Exhibit I. The revised policy will permit the Funds to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

As noted above, the revised policy will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised investment restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised investment restriction.

Borrowing may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period.

VALIC has advised the Board that the proposed revisions to each Fund’s fundamental policy on borrowing are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a Fund’s investment practices are changed in response to the revised policy, the Board would be consulted and, if appropriate, the Fund’s prospectus or statement of additional information would be supplemented to disclose the changes and any additional risks.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5A.

PROPOSAL 5B – TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING

UNDERWRITING

Funds affected: all Funds

If shareholders of a Fund approve this proposal, the Fund’s current fundamental investment restriction on the underwriting of securities of other issuers will be revised to read as follows:

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale. All mutual funds are required to have a fundamental investment restriction about engaging in the business of underwriting the securities of other issuers. The 1940 Act permits a fund to have underwriting commitments within certain limits. All of the Funds have the same current underwriting policy, as disclosed in their prospectuses and/or statements of additional information. Please also see Exhibit I. The revised policy will permit the Funds to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and thus will give the Funds greater flexibility to respond to future investment opportunities, subject, of course, to the investment objectives and strategies applicable to each Fund.

Each Fund’s current fundamental policy states that the Fund will not be deemed to be an underwriter in connection with the sale or disposition of its portfolio securities. This exception refers to a technical provision of the Securities Act of 1933, as amended (the “1933 Act”), which deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause a Fund to be engaged in the business of underwriting, the revised policy would be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities.

VALIC has advised the Board that the proposed revisions to each Fund’s fundamental policy on underwriting are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a Fund’s investment practices are changed in response to the revised policy, the Board would be consulted and, if appropriate, the Fund’s prospectus or statement of additional information would be supplemented to disclose the changes and any additional risks.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5B.

PROPOSAL 5C – TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING

LENDING

Funds affected: all Funds

If shareholders of a Fund approve this proposal, the Fund’s current fundamental investment restriction on the lending of money or other assets will be revised to read as follows:

The Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale. All mutual funds are required to have a fundamental policy about lending money and other assets. The 1940 Act permits a fund to make loans within certain limits. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets.

All of the Funds, other than the Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund and Moderate Growth Lifestyle Fund (the “Lifestyle Funds”), have the same current fundamental investment restriction on lending, which prohibits the making of loans, but specifies that investments in debt securities and repurchase agreements, the lending of portfolio securities, and the entering into of any other lending arrangement as permitted by or under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act, are not subject to the restriction. After reviewing the Lifestyle Funds’ current fundamental investment restrictions, VALIC has determined that the Lifestyle Funds’ fundamental investment restriction on lending is ambiguous. Accordingly, it is proposed that the Lifestyle Funds adopt the revised investment restriction to clarify and standardize their fundamental policy on making loans to other persons. It is also proposed that each of the other Funds adopt the revised investment restriction. The Funds’ current lending policies are disclosed in their prospectuses and/or statements of additional information. Please also see Exhibit I.

The revised investment restriction will permit a Fund to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allow the Fund to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. The revised investment restriction will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

While lending securities may be a source of income to the Funds, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. The Funds also will be permitted by this policy to make loans of money.

VALIC has advised the Board that the proposed revisions to each Fund’s fundamental policy on lending are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a Fund’s investment practices are changed in response to the revised policy, the Board would be consulted and, if appropriate, the Fund’s prospectus or statement of additional information would be supplemented to disclose the changes, the purpose of the changed practices and any additional risks.

A Fund would engage in lending money or other assets only to the extent consistent with its investment objective(s) and as approved by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5C.

PROPOSAL 5D – TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE ISSUANCE OF SENIOR SECURITIES

Funds affected: all Funds

If shareholders of a Fund approve this proposal, the Fund’s current fundamental investment restriction on the issuance of senior securities will be revised to read as follows:

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale. All mutual funds are required to have a fundamental policy about issuing “senior securities,” which are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a mutual fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A mutual fund also may borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

Currently, the Funds are not permitted to issue senior securities, except as permitted by or under the 1940 Act or by any SEC staff interpretation of the 1940 Act. All of the Funds have the same current policy regarding the issuance of senior securities, as disclosed in their prospectuses and/or statements of additional information. Please also see Exhibit I. The revised policy will permit the Funds to issue senior securities in accordance with the most recent regulatory requirements, or, provided certain conditions are met, to engage in the types of transactions that have been interpreted by the SEC staff as not constituting the issuance of senior securities.

VALIC has advised the Board that the proposed revisions to each Fund’s fundamental policy on the issuance of senior securities are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a Fund’s investment practices are changed in response to the revised policy, the Board would be consulted and, if appropriate, the Fund’s prospectus or statement of additional information would be supplemented to disclose the changes, the purpose of the changed practices and any additional risks.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5D.

PROPOSAL 5E – TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING

INVESTING IN REAL ESTATE

Funds affected: all Funds

If shareholders of a Fund approve this proposal, the Fund’s current fundamental investment restriction on investing in real estate will be revised to read as follows:

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale. All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities.

Currently, all of the Funds, other than the Lifestyle Funds, are not permitted to invest in real estate, but they are permitted to own securities of companies, such as real estate investment trusts, that deal in real estate or interests therein. The Funds also are not permitted to hold or sell real estate except for real estate they acquire as a result of their ownership of securities. After reviewing the Lifestyle Funds’ current fundamental investment restrictions, VALIC has determined that the Lifestyle Funds’ fundamental investment restriction on investing in real estate is ambiguous. Accordingly, it is proposed that the Lifestyle Funds adopt the revised investment restriction to clarify and standardize their fundamental policy on purchasing and selling real estate. It is also proposed that each of the other Funds adopt the revised investment restriction. The Funds’ current investment restriction concerning investment in real estate is disclosed in their prospectuses and/or statements of additional information. Please also see Exhibit I.

As a general rule, the Funds currently do not intend to purchase or sell real estate. However, the Funds wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, consistent with their investment programs. Accordingly, the Funds will not be restricted by the revised policy from purchasing or selling real estate. However, a Fund’s investment program may not contemplate these investments.

As noted above, the revised investment restriction will be interpreted to permit the Funds to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

VALIC has advised the Board that the proposed revisions to each Fund’s fundamental policy on investing in real estate are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a Fund’s investment practices are changed in response to revised policy, the Board would be consulted and, if appropriate, the Fund’s prospectus or statement of additional information would be supplemented to disclose the changes, the purpose of the changed practices and any additional risks.

To the extent that investments in real estate are considered illiquid, a Fund will be limited in the amount of illiquid investments it may purchase. Pursuant to Rule 22e-4 under the 1940 Act, not more than 15% of a Fund’s net assets may be invested in illiquid investments.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5E.

PROPOSAL 5F – TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING

INVESTING IN COMMODITIES

Funds affected: all Funds

If shareholders of a Fund approve this proposal, the Fund’s current fundamental investment restriction on investing in commodities will be revised to read as follows:

The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale. All mutual funds are required to have a fundamental policy about purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

The fundamental policies of the Funds currently prohibit them from purchasing or selling physical commodities, except that each Fund, other than the Lifestyle Funds, may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies. After reviewing the Lifestyle Funds’ current fundamental investment restrictions, VALIC has determined that the Lifestyle Funds’ fundamental investment restriction on investing in commodities is ambiguous. Accordingly, it is proposed that the Lifestyle Funds adopt the revised investment restriction to clarify and standardize their fundamental policy on purchasing and selling commodities. It is also proposed that each of the other Funds adopt the revised investment restriction. The Funds’ current policies regarding investment in commodities are disclosed in their prospectuses and/or statements of additional information. Please also see Exhibit I.

The revised policy will permit the Funds to purchase or sell commodities or contracts related to commodities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. VALIC believes that the revised policy is in the best interests of the Funds because it accounts for potential future situations in which SEC staff takes action (for example, no-action letters) or other federal agencies promulgate rules impacting the restriction. The change expands the scope of circumstances in which the Funds could purchase or sell commodities or contracts related to commodities, enabling the Funds to accommodate industry and market developments.

The Funds do not currently anticipate that their investment strategies with respect to investing in commodities or commodity contracts will change as a result of a change in fundamental policy.

VALIC has advised the Board that the proposed revisions to each Fund’s fundamental policy on investment in commodities and commodity contracts are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a Fund’s investment practices are changed in response to the revised policy, the Board would be consulted and, if appropriate, the Fund’s prospectus or statement of additional information would be supplemented to disclose the changes, the purpose of the changed practices and any additional risks.

To the extent that investments in commodities are considered illiquid, a Fund will be limited in the amount of illiquid investments it may purchase. Pursuant to Rule 22e-4 under the 1940 Act, not more than 15% of a Fund’s net assets may be invested in illiquid investments.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5F.

PROPOSAL 5G – TO REVISE OR ADOPT, AS APPLICABLE, A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION

1. Funds affected: all Funds other than

Nasdaq-100® Index Fund

Global Real Estate Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental investment restriction regarding concentration will be revised to read as follows:

The Fund may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Rationale. All mutual funds are required to recite their fundamental policy about concentration of their investments in a particular industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC generally has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.

Currently, all of the Funds, other than the Lifestyle Funds, are not permitted to concentrate their investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments. After reviewing the Lifestyle Funds’ current fundamental investment restrictions, VALIC has determined that the Lifestyle Funds’ fundamental investment restriction on regarding concentration is ambiguous. Accordingly, it is proposed that the Lifestyle Funds adopt the revised investment restriction to clarify and standardize their fundamental policy regarding concentrating their investments. It is also proposed that each of the other Funds adopt the revised investment restriction. The Funds’ current policies about concentration are disclosed in their prospectuses and/or statements of additional information. Please also see Exhibit I.

The proposed policy will be interpreted to refer to concentration as that term may be interpreted from time to time. The proposed policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The revised policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries.

The Dynamic Allocation Fund and each of the Lifestyle Funds, which are funds-of-funds, do not consider investment companies to be an industry for purposes of this restriction and the investment by one of these Funds in an underlying fund that concentrates its investments in a particular industry or group of industries will not be considered an investment by the Fund in that particular industry or group of industries.

2. Funds affected: Nasdaq-100® Index Fund

If shareholders of the Fund approve this proposal, the Fund’s current fundamental investment restriction regarding concentration will read as follows:

The Fund may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except to approximately the same extent that its benchmark index is concentrated in one or more particular industries.

Rationale. All mutual funds are required to recite their fundamental policy about concentration of their investments in a particular industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC generally has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.

The Nasdaq-100® Index Fund does not have a fundamental policy regarding concentration. It is proposed that the new fundamental policy be added to reflect that Fund may concentrate its investments to approximately the same extent that its benchmark index is concentrated in one or more particular industries. The new policy is intended to help the Fund more closely track the risk and return performance of its benchmark index, the Nasdaq-100® Index, by allowing the Fund to take advantage of certain investment opportunities when the index is concentrated in certain industries.

3. Funds affected: Global Real Estate Fund

If shareholders of the Fund approve this proposal, the Fund’s current fundamental investment restriction regarding concentration will read as follows:

The Fund may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund will concentrate its investments in the real estate industry.

Rationale. All mutual funds are required to recite their fundamental policy about concentration of their investments in a particular industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC generally has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.

The Global Real Estate Fund does not have a fundamental policy regarding concentration. It is proposed that the new fundamental policy be added to reflect that the Fund may concentrate in the real estate industry. This new policy aligns with the Fund’s principal investment strategies, which states that the Fund will invest, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in real estate and real estate-related companies.

VALIC has advised the Board that the proposed revisions to each Fund’s fundamental policy on concentration are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a Fund’s investment practices are changed in response to the new or revised policy, the Board would be consulted and, if appropriate, the Fund’s prospectus or statement of additional information would be supplemented to disclose the changes, the purpose of the changed practices and any additional risks.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5G.

PROPOSAL 5H – TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION

REGARDING DIVERSIFICATION

Funds affected: all Funds other than

Growth Fund

International Government Bond Fund

Nasdaq-100® Index Fund

Science & Technology Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy requiring diversification of investments will be eliminated. Despite this change, each Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders. With the exception of the Blue Chip Growth Fund, there are no current plans to seek shareholder approval to change any of these Funds to non-diversified funds.

Rationale. The 1940 Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund’s assets that may be invested in a single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. In addition, funds (including the Funds) are subject to diversification tests under the Internal Revenue Code of 1986, as amended (the “Code”), that limit investments in a single issuer or small number of issuers. The Funds currently comply with both the 1940 Act and the Internal Revenue Service requirements. However, the 1940 Act does not require that investment policies on diversification be fundamental policies.

A Fund classified as “diversified” may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. A Fund classified as “non-diversified” is not subject to these limitations. To qualify as a “regulated investment company” (“RIC”) for purposes of the Code, a Fund must, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. Qualification as a RIC under the Code relieves the Funds of any liability for federal income tax to the extent their earnings are distributed to shareholders.

Under the existing policy on diversification, a Fund generally may not (1) invest more than 5% of the Fund’s total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of each Fund’s total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by U.S. Government, its agencies or instrumentalities, or (2) as to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer. The policy generally reflects the 1940 Act requirements as in effect today. Accordingly, elimination of the policy will not change the extent to which these Funds’ assets may be invested in a single issuer.

As noted above, if a Fund wishes to become non-diversified in the future, the Fund would need to obtain shareholder approval of that change. Until that approval is obtained, the Fund must continue to comply with the diversification requirements of the 1940 Act. This is true despite the elimination of the Fund’s fundamental policy on diversification.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5H.

PROPOSAL 6

APPROVAL OF A CHANGE TO THE BLUE CHIP GROWTH FUND’S SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”

SHAREHOLDERS OF THE BLUE CHIP GROWTH FUND

Shareholders are being asked to review and consider reclassifying the diversification status of the Blue Chip Growth Fund from diversified to non-diversified. The Blue Chip Growth Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, the Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, the Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items (including receivables).

Section 5(b) of the 1940 Act requires funds to be classified as either diversified or non-diversified, and a fund’s status as diversified is considered a fundamental policy. Accordingly, shareholder approval is required to change a fund’s status from diversified to non-diversified. Diversified funds are subject to the above restrictions and non-diversified funds are not. As a result, a non-diversified fund is permitted to hold a greater percentage of its assets in the securities of a single issuer.

The Blue Chip Growth Fund’s benchmark index is the S&P 500® Index. Over the past year or so, certain stocks have experienced extraordinary increases in market capitalization. Notably, these stocks have included Apple, Amazon, Meta, Google, and Microsoft. As a result, large-cap growth indices and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level.

Due to the 1940 Act diversification requirements, the Fund typically must underweight these holdings relative to their weights in the S&P 500® Index even if the portfolio managers find them to be attractive investment opportunities. VALIC, the Fund’s investment adviser, and the Board believe that reclassifying the Fund as non-diversified is in the best interests of the Fund and its shareholders because the non-diversified status will provide the Fund’s investment team with increased investment flexibility and potential for better investment performance. Given the weightings of the largest holdings in the Fund’s benchmark and the appreciation of the Fund’s largest holdings, we believe that it is important to have this additional flexibility, which will allow the portfolio managers to be better able to execute the Fund’s investment strategies.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 6.

VOTING INFORMATION

General

The Company is a Maryland corporation incorporated on December 7, 1984. The Company is registered with the SEC under the 1940 Act as an open-end management investment company. The Company currently offers 36 Funds. Certain Funds that are operated as “funds-of-funds” hold shares of other Funds.

Shareholder Information

As of the close of business on the Record Date, each of the Funds has the number of shares outstanding as set forth in Exhibit J, which in each case equals the number of votes that shareholders of the Funds are entitled to cast. Exhibit K lists the record and/or beneficial owners of 5% or more of the shares of each class of each Fund outstanding on the Record Date. [As of the Record Date, there were no Contract Owners who beneficially owned a 5% or greater voting interest in any Funds, and officers and Directors of the Company and members of their families, as a group, beneficially owned less than 1% of each Fund’s shares.] As of the Record Date, the Funds-of-Funds identified in Exhibit K owned more than 5% or greater voting interest in certain Underlying Portfolios (as defined below).

Shareholder Approval

Voting Requirements: With respect to Proposal 1, a plurality of all the votes cast at the Special Meeting at which a quorum is present is required to elect each person nominated as a Director. A “plurality” vote means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Directors. Since the Board nominees are running unopposed, each Board nominee only needs one vote to be elected if there is a quorum present at the Special Meeting. Abstentions, if any, will not have any effect on the outcome of Proposal 1. The approval of each of the other Proposals with respect to a Fund will require the affirmative vote of a majority of the outstanding voting securities of that Fund as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of the Fund. Except for Proposal 3 being contingent upon Proposal 2 being approved by shareholders, shareholder approval of one proposal is not contingent upon shareholder approval of any other proposal. Abstentions will have the same effect as a vote against each of Proposals 2-6.

Quorum Requirements: The presence in person or by proxy of shareholders entitled to cast one-third of all the votes entitled to be cast at the Special Meeting on any matter shall constitute a quorum. Abstentions will be treated as present for determining the existence of a quorum for any matter. As noted above, the Separate Accounts and the Plans own directly nearly all of the outstanding shares of each Fund and the Life Company will vote those shares for which it receives timely voting instructions from shareholders in accordance with those instructions. As a result, a quorum will be present for the election of Directors and each of the Proposals considered separately by the Funds.

However, in the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve a Proposal are not received, the chairman of the Special Meeting may adjourn the Special Meeting or the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of votes. If submitted to shareholders, any such adjournment will require the affirmative vote of a majority of the votes cast on the adjournment. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote that have voted in favor of a Proposal. They will vote against any such adjournment on behalf of those proxies that have voted against a Proposal.

Manner of Voting

Fund shareholders may authorize their proxy by returning the enclosed proxy card or provide voting instructions by returning the enclosed voting instruction card, as applicable. Fund shareholders may also authorize their proxy or provide voting instructions via telephone or Internet using the instructions provided on the enclosed proxy card or voting instruction card. A proxy may be revoked at any time prior to its exercise at the Special Meeting by written notice to Kathleen D. Fuentes, Vice President and Secretary of the Company, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the respective proposal.

Pass Through Voting: Shares of the Funds are sold to Separate Accounts and are used as investment options under Contracts and to Plans and IRA custodians. Contract owners (including participants in a Plan) who select a Fund for investment through a Contract do not invest directly in or hold shares of the Fund. An insurance company that uses the Funds as a funding vehicle is, in most cases, the legal shareholder of a Fund and has sole voting power with respect to the shares, but generally will pass through any voting rights to Contract owners. Therefore, for Fund shares owned through a Separate Account that is registered with the SEC, a Life Company will request voting instructions from the Contract owner and will vote shares or other interests in the Separate Account as directed by the Contract owner. In the event that any Contract owner fails to provide voting instructions with respect to the Separate Account, the Life Company will vote the shares attributable to that Contract owner for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract owners investing through the same Separate Account, even if only a small number of Contract owners provide voting instructions. The effect of proportional voting is that if a large number of Contract owners fail to give voting instructions, a small number of Contract owners may determine the outcome of the vote. If any Contract owner submits a properly executed voting instruction card but does not indicate how that Contract owner wishes the shares to be voted, the Contract owner’s shares will be voted “For” the applicable proposal.

Shares of the Funds are also sold directly to Plans and to IRA custodians. These shares (owned outside of a Contract) are voted directly. A Plan or IRA custodial account that includes a Fund as an investment option, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but in most cases will pass through any voting rights to Plan participants or IRA owners who have an interest in the Fund. Shareholders of a Fund who are participants in a Plan or an IRA custodial account that passes through the right to vote to participants or owners vote their shares directly. If proxies for directly held shares are not authorized (by returning the proxy card or via telephone or Internet), the proxies will not be voted.

Voting by Funds-of-Funds. The Dynamic Allocation Fund and the Lifestyle Funds are structured as “funds-of-funds,” which means that they generally pursue their investment goals by investing in shares of other portfolios of the Company (the “Underlying Portfolios”) as part of their investment strategies (collectively, the “Funds-of-Funds”). The Funds-of-Funds will vote the shares of the Underlying Portfolios according to the Funds-of-Funds’ proxy voting policies and procedures.

Voting by Mail: To vote by mail, you should date and sign the proxy card or voting instruction card, as applicable, included with this Proxy Statement, indicate your vote on the Proposals, and return the form in the envelope provided. Please mail it early enough to be delivered prior to the Special Meeting.

Voting by Telephone: You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card or voting instruction card, as applicable. At the prompt, follow the menu. Prior to calling, you should read this Proxy Statement and have your proxy card or voting instruction card at hand.

Internet Voting. To vote over the Internet, please log on to the website listed on your proxy card or voting instruction card, as applicable, and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your proxy card or voting instruction card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card or voting instruction card, you may vote them during the same session.

Additional Information. Shareholders voting their proxies or providing voting instructions by telephone or Internet need not return their proxy card or voting instruction card by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing Donnelley Financial Solutions (“DFIN”), as proxy solicitor, and its agents to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Each Fund believes that the procedures for authorizing the execution of a proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder authorizing the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card or voting instruction card, as applicable, promptly. No postage is necessary if mailed in the United States.

Shareholders as of the Record Date are entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. Shareholders of a Fund are entitled to one vote for each share or unit in the applicable Fund held on that date. When a matter comes up for vote, the Life Company will vote all shares in the same proportion as the unit votes actually received. If no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract “FOR” the applicable proposal.

OTHER BUSINESS

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposals, no other business may properly come before the Special Meeting. If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Special Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

HOUSEHOLDING

Please note that only one copy of the Proxy Statement and other shareholder documents may be delivered to a shareholder or multiple shareholders of the Funds whose accounts are registered under the same client identification number and the same address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of the Proxy Statement or any other shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Fund at the address and phone number set forth on the first page of the Notice of Joint Special Meeting.

OTHER INFORMATION

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Funds and the Board primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about [●]. In addition to the solicitation of proxies by mail, employees of the Funds and their affiliates may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The tabulation and solicitation expenses in connection with the proposals are estimated to be approximately $2.5 million, and other expenses of the proposals, including legal, audit, filing fees and other related expenses are estimated to be approximately $700,000. Such costs will be split equally between the Funds and VALIC or its affiliates (i.e., the Funds and VALIC or its affiliates will each bear approximately $1.6 million of expenses). Any additional costs that may be incurred in connection with contacting those shareholders who have not voted in the event of a need for re-solicitation of votes will be borne by the Funds and VALIC or its affiliates in the same manner. VALIC has retained DFIN to serve as a proxy solicitation firm on behalf of the Funds. DFIN, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Questions about the Proposals should be directed to DFIN by telephone at 1-888-305-4154.

Reports to Shareholders

Copies of the most recent Annual Report may be obtained without charge if you:

•	write to Kathleen D. Fuentes, Vice President and Secretary, VALIC Company I, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311

•	call 1-800-448-2542, or

•	access the Report through the Internet at www.valic.com.

Shareholder Proposals

Maryland law does not require the Company to hold regular, annual shareholder meetings. However, the Company must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions; and (c) to fill vacancies on the Board if the shareholders have elected less than a majority of the Directors. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Kathleen D. Fuentes, Vice President and Secretary of the Company, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Company within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Service Providers

VALIC, the Fund’s investment adviser, is located at 2929 Allen Parkway, Houston, Texas 77019. AIG Capital Services, Inc. (“ACS”) serves as each Fund’s principal underwriter. SunAmerica serves as each Fund’s administrator and as the sub-adviser or a sub-adviser to the SunAmerica-Advised Funds. Each of ACS and SunAmerica is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

See Exhibit L for the fees paid by each Fund to certain affiliates of VALIC over each Fund’s most recently completed fiscal year and any commissions paid to affiliated-broker dealers during that same period. The services provided by such affiliates will continue to be provided after the New Advisory Agreements and Future Agreements are approved.

EXHIBIT A

Information About Current Officers of the Company

The following table lists the officers of the Company, their ages, current position(s) held with the Company, length of time served and principal occupations during the past five years. Unless otherwise noted, the address of each executive officer is 2929 Allen Parkway, Houston, TX 77019.

Name and Age	Position(s) Held With Company	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Kevin J. Adamson AGE: 56	Vice President	2018 - Present	Senior Vice President, VALIC (2018-Present); Vice President Lincoln Financial Group (2004-2017).

Gregory N. Bressler Harborside 5 185 Hudson Street Suite 3300 Jersey City, NJ 07311-4992 AGE: 55	Vice President and Assistant Secretary	2005 - Present	Senior Vice President and General Counsel (2005-Present) and Assistant Secretary (2013-Present), SunAmerica.

Kathleen D. Fuentes Harborside 5 185 Hudson Street Suite 3300 Jersey City, NJ 07311-4992 AGE: 53	Vice President, Chief Legal Officer and Secretary	2015 - Present	Vice President and Deputy General Counsel, SunAmerica (2006-Present).

John T. Genoy Harborside 5 185 Hudson Street Suite 3300 Jersey City, NJ 07311-4992 AGE: 53	President and Principal Executive Officer	2014 - Present	President (2021-Present), Chief Financial Officer (2002-Present), Senior Vice President (2004-2021), Chief Operating Officer (2006-Present) and Director, SunAmerica (2014-Present).

Matthew J. Hackethal Harborside 5 185 Hudson Street Suite 3300 Jersey City, NJ 07311-4992 AGE: 50	Anti-Money Laundering (“AML”) Compliance Officer	2006 - Present	Acting Chief Compliance Officer (2016-2017), Vice President (2011-Present), and Chief Compliance Officer, SunAmerica (2006-Present); AML Compliance Officer, SunAmerica Fund Complex (2006-Present).

Christopher C. Joe Harborside 5 185 Hudson Street Suite 3300 Jersey City, NJ 07311-4992 AGE: 53	Chief Compliance Officer and Vice President	2017 - Present	Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017-Present); Chief Compliance Officer, VALIC Retirement Services Company (2017-Present); Chief

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Name and Age	Position(s) Held With Company	Length of Time Served	Principal Occupation(s) During Past 5 Years
Compliance Officer, Invesco PowerShares (2012-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).

Gregory R. Kingston AGE: 56	Treasurer and Principal Financial and Accounting Officer	2000 - Present	Vice President (2001-Present) and Head of Mutual Fund Administration, SunAmerica (2014-Present).

Donna McManus Harborside 5 185 Hudson Street Suite 3300 Jersey City, NJ 07311-4992 AGE: 61	Vice President and Assistant Treasurer	2014 - Present	Vice President, SunAmerica (2014-Present); Managing Director, BNY Mellon (2009-2014).

Shawn Parry AGE: 49	Vice President and Assistant Treasurer	2014 - Present	Vice President (2014-Present) and Assistant Vice President, SunAmerica (2010-2014).

Mark R. Szycher AGE: 57	Vice President and Senior Investment Officer	2021 - Present	Vice President, Fund Due Diligence, VALIC (2019-2021); Managing Director, GM Asset Management (2015-2019).

Christopher J. Tafone Harborside 5 185 Hudson Street Suite 3300 Jersey City, NJ 07311-4992 AGE: 47	Vice President and Assistant Secretary	2021 - Present (Vice President); (2016 - Present) (Assistant Secretary)	Vice President, SunAmerica (2016-Present); Associate General Counsel, AIG Life & Retirement (2016 - Present).

Thomas M. Ward AGE: 55	Vice President	2008 - Present	Vice President (2009-Present), VALIC; Vice President, VALIC Financial Advisors, Inc. (2009 - Present).

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EXHIBIT B

VALIC COMPANY I

AUDIT COMMITTEE CHARTER

MEMBERSHIP

The Board of Directors (the “Board”) of VALIC Company I (the “Company”), and each underlying series (collectively, the “Funds” and individually a “Fund”), acting by resolution adopted by a majority of the full Board, shall elect from among its members an audit committee of not fewer than three (3) nor more than eight (8) members, each of whom shall be a director who is not an interested person (as defined by the Investment Company Act of 1940, as amended, the “1940 Act”). Members of the committee shall be considered independent so long as they do not accept any consulting, advisory or other compensatory fee from the Funds and are not affiliated (as defined in the 1940 Act) persons of the Company, American International Group, Inc. (“AIG”), or its subsidiaries. The chairman of the committee shall be elected by a majority of the full Board at the time the committee is elected or at such time as it becomes necessary to elect a new chairman because of the chairman’s death, resignation or removal. Each member of the committee shall be financially literate or shall undertake to become financially literate within a reasonable period of time after being elected to the committee. The members of the committee are listed in Appendix A.

The Board shall determine annually if there is at least one member of the committee who is an independent “audit committee financial expert,” as that term is defined in Item 3 of Form N-CSR. A committee member designated as an audit committee financial expert shall not be subject to a different or higher degree of individual responsibility, care or obligation than other members of the committee not so designated.

The Board shall have the power at any time to change the membership of the committee and to fill vacancies in it, subject to such new member(s) satisfying the independence, experience and financial expertise requirements referred to above.

PURPOSES

The purposes of the committee are:

(a)     to oversee the accounting and financial reporting processes of the Funds and their internal control over financial reporting and, as the committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b)     to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof;

(c)     to oversee, or, as appropriate, assist Board oversight of, the Company and the Funds’ compliance with legal and regulatory requirements that relate to accounting and financial reporting, internal control over financial reporting and independent audits;

(d)     to approve prior, to appointment, the engagement of the Company’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of such independent registered public accounting firm; and

(e)     to act as a liaison between the Company’s independent registered public accounting firm and the full Board.

The independent registered public accounting firm for the Company shall report directly to the committee.

POWERS AND DUTIES

The audit committee shall have the following powers and duties:

(a)     to approve prior to appointment the engagement of the independent registered public accounting firm to annually audit and provide their opinion on the Funds’ financial statements, to recommend to the Board the selection, retention or termination of the Company’s independent registered public accounting firm and, in connection therewith, to review and evaluate matters potentially affecting the independence and capability of the independent registered public accounting firm;

(b)     to pre-approve all other audit services to be provided to the Company and “permissible non-audit services,”1 including tax services by independent registered public accounting firms, except those within the de minimis statutory exception, to be provided to the Company, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Company or the Funds, if the engagement relates directly to the operations and financial reporting of the Company or the Funds;

(c)     to develop, to the extent deemed appropriate by the committee, policies and procedures for pre-approval of the engagement of the Company’s independent registered public accounting firm to provide any of the services described in (b) above. Such policies and procedures shall include a delegation to one or more designated members of the committee of the authority to grant pre-approvals of audit and non-audit services, provided the decision of any member, to whom authority is delegated, to pre-approve services is presented to the full committee at its next scheduled meeting;

(d)     to consider the controls applied by the independent registered public accounting firm and any measures taken by management in an effort to assure that all items requiring pre-approval by the committee are identified and referred to the committee in a timely fashion;

(e)     to review all non-audit services and fees charged by the independent registered public accounting firm for such services, giving appropriate consideration to the possible effect on the independent registered public accounting firm’s independence of each non-audit service provided to a Fund’s investment adviser or any adviser affiliate that provides ongoing services to a Fund;

(f)     to review the arrangements for and scope of the annual audit and any special audits, and to review and approve the fees proposed to be charged by the independent registered public accounting firm for such services;

(g)     to ensure that the independent registered public accounting firm submits to the committee at least annually a formal written statement delineating all relationships between the independent registered public accounting firm and each Fund and AIG and its affiliates, and to review with the independent registered public accounting firm any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm for the purpose of recommending, as necessary, that the Board takes appropriate action to satisfy itself of the independent registered public accounting firm’s independence;

[1]

“Permissible non-audit services” include any professional services, including tax services, provided to the Funds by the independent registered public accounting firm, other than those provided to the Funds in connection with an audit or a review of the financial statements of the Funds. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Funds; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services; (ix) expert services unrelated to the audit; and (x) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(h)     to receive reports at least annually from the independent registered public accounting firm regarding (1) all critical accounting principles, practices and policies of the Funds, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Funds, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm, and (3) other material written communications between the independent registered public accounting firm and the management of the Funds, such as any management letter or schedule of unadjusted differences;

(i)     to review periodically with each Fund’s management and independent registered public accounting firm the adequacy and effectiveness of accounting and financial reporting policies, procedures and internal control over financial reporting (including the Funds’ critical accounting policies and practices), including each Fund’s practices regarding valuation of securities, systems to monitor and manage business risk, legal and ethical compliance programs, compliance with the 1940 Act and qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to the extent the committee deems necessary or appropriate, to promote improvements in the quality of the foregoing;

(j)     to review with each Fund’s independent registered public accounting firm, upon completion of their audit, their findings and recommendations and the responses of management to such findings and recommendations, to review the independent registered public accounting firm’s opinions on such Funds’ financial statements, and to resolve disagreements between management and the independent registered public accounting firm regarding financial reporting;

(k)     to review and discuss with management, including any certifying officers, each Fund’s audited financial statements, as well as any officers’ certifications and reports to be filed with the U.S. Securities and Exchange Commission, and to offer guidance regarding such audited financial statements, certifications and reports;

(l)     to discuss all disclosures made by the certifying officers of each Fund to the audit committee, based on such officers’ most recent evaluation, as to (1) all significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein which could adversely affect the Funds’ ability to record, process, summarize, and report financial data, and any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable, and (2) any reported evidence of fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting;

(m)     to conduct from time to time, or cause to be conducted, such investigations or inquiries relating to the committee’s responsibilities, including suspected improprieties in connection with the Company’s accounting or financial reporting, as the facts presented to the committee warrant and as the committee may deem necessary or appropriate in the interest of each Fund and its shareholders;

(n)     to confer with and direct the officers of each Fund to the extent necessary to exercise the committee’s powers and to carry out its duties;

(o)     to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the committee may deem necessary or appropriate; and

(p)     to perform such additional duties as may be assigned to the committee by the Board.

The committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the committee, for payment of compensation to the independent registered public accounting firm for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the committee deems necessary, and the authority to obtain specialized training for committee members, at the expense of the Funds.

ROLE AND RESPONSIBILITIES

The function of the committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. Specifically, the Funds’ management is responsible for: (1) the preparation, presentation and integrity of the Funds’ financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of its engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the independent registered public accounting firm. Prior to recommending to the Board the selection, retention or termination of the Funds’ independent registered public accounting firm, the committee will consider audit quality indicators or similar information provided by the independent registered public accounting firm.

Although the committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Funds’ financial statements by the committee is not an audit, nor does the committee’s review substitute for the responsibilities of the Funds’ management for preparing, or the independent registered public accounting firm for auditing, the financial statements. Members of the committee are not full-time employees of the Funds’ and, in serving on this committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Accordingly, the committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Funds to their shareholders and others.

In discharging their duties, the members of the committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, an independent registered public accounting firm, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the director is not a member.

PROCESS

The audit committee shall meet at such times and places as may be fixed by the committee, or on the call of its chairman, at such times and places as may be designated in the call of such meetings. The committee shall also meet promptly upon the request of the Independent Registered Public Accounting Firm. The committee may meet in-person or by telephone. The committee shall maintain a record of its proceedings and shall report to the Board a summary of its activities not less frequently than twice each fiscal year, along with such recommendations as the committee deems appropriate. The committee shall review the charter periodically and recommend changes to the Board.

The committee shall regularly meet, in separate executive sessions, with representatives of management and the independent registered public accounting firm. The committee may also request to meet with internal legal counsel and compliance personnel of the Funds’ investment adviser and with entities that provide significant accounting or administrative services to the Funds to discuss matters relating to the Funds’ accounting and compliance as well as other Fund-related matters.

The matters to be considered by the committee, at any meeting or in general, shall be in the sole discretion of the committee. Membership on the committee shall not be deemed to impose on any director an obligation or duty, or to imply any experience, expertise or knowledge different from or greater than that of any other director.

Appendix A

Committee Members

(as of August 3, 2022)

Mr. Thomas J. Brown, Chair

Dr. Judith L. Craven

Ms. Yvonne M. Curl

Dr. Timothy J. Ebner

Dr. John E. Maupin, Jr.

EXHIBIT C

VALIC COMPANY I

NOMINATION AND GOVERNANCE COMMITTEE

CHARTER

Introduction: The Board of Directors (the “Board”) of VALIC Company I, and each underlying series (collectively, the “Funds” and individually a “Fund”) has established a Governance Committee of the Board and has adopted this Governance Committee Charter setting forth the purpose and method of operation of the Committee.

Membership: The Governance Committee shall consist of all Directors of the Board (each, a “Director” and collectively, the “Directors”) who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the adviser or sub-adviser of any Fund (each, an “Independent Director” and collectively, the “Independent Directors”). Unless otherwise determined by the Board, the Governance Committee shall elect one member to serve as the Chairperson of the Committee. The members of the Committee are listed in Appendix A.

Meetings: Meetings of the Governance Committee shall be held at such times and at such places as determined from time to time by the Board, the Committee or the Chairperson of the Committee, but not less frequently than annually. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting of the Governance Committee. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this Charter.

Purpose: The purpose of the Governance Committee is to represent the interests of shareholders of the Funds by undertaking a periodic review of, and making recommendations to the full Board with respect to, the following matters:

•	procedures for identifying and recruiting qualified candidates for the position of Independent Director;

•	recommending to the Board individuals to be appointed or nominated for election as Independent Directors;

•	the performance of the Board;

•	the compensation of Directors, including any Retirement Plan or Deferred Compensation Plan;

•	the identity, duties, and composition of the various Committees of the Board and the Chairpersons of such Committees;

•	the development and maintenance of the Board’s membership, structure and operation; and

•	any other matters related to the governance of the Funds.

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Appendix A

Committee Members

(as of August 3, 2022)

Mr. Thomas J. Brown

Dr. Judith L. Craven

Ms. Yvonne M. Curl

Dr. Timothy J. Ebner (Chair)

Dr. John E. Maupin, Jr.

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EXHIBIT D

FORM OF PROPOSED AGREEMENT

The form of Proposed Agreement discussed in this Proxy Statement for VALIC Company I appears below.

FORM OF INVESTMENT ADVISORY AGREEMENT

This AGREEMENT made as of this [    ] day of [    ], [    ], by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as the “ADVISER,” and VALIC COMPANY I, hereinafter referred to as “VC I.”

The ADVISER and VC I recognize the following:

(a)     The ADVISER is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940.

(b)     VC I is an investment company organized under the general corporation laws of Maryland, as a series type of investment company issuing separate classes (or series) of stock and is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)     VC I currently consists of thirty-six portfolios (“Funds”):

Aggressive Growth Lifestyle Fund	International Opportunities Fund
Asset Allocation Fund	International Socially Responsible Fund
Blue Chip Growth Fund	International Value Fund
Capital Appreciation Fund	Large Capital Growth Fund
Conservative Growth Lifestyle Fund	Mid Cap Index Fund
Core Bond Fund	Mid Cap Strategic Growth Fund
Dividend Value Fund	Mid Cap Value Fund
Dynamic Allocation Fund	Moderate Growth Lifestyle Fund
Emerging Economies Fund	Nasdaq-100® Index Fund
Global Real Estate Fund	Science & Technology Fund
Global Strategy Fund	Small Cap Growth Fund
Government Securities Fund	Small Cap Index Fund
Growth Fund	Small Cap Special Values Fund
High Yield Bond Fund	Small Cap Value Fund
Inflation Protected Fund	Stock Index Fund
International Equities Index Fund	Systematic Core Fund
International Government Bond Fund	Systematic Value Fund
International Growth Fund	U.S. Socially Responsible Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”) and Bylaws, new Funds may be added to VC I upon approval of VC I’s Board of Directors without approval of the Funds’ shareholders. This Agreement will apply only to the Fund(s) and any other Fund(s) as may be added or deleted by amendment to the attached Schedule A (“Covered Funds”).

The ADVISER and VC I AGREE AS FOLLOWS:

1.	Services Rendered and Expenses Paid by ADVISER

The ADVISER, subject to the control, direction, and supervision of VC I’s Board of Directors and in conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including Section 817(h) of the Internal Revenue Code of 1986, as amended, VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions shall:

(a)     manage the investment and reinvestment of the assets of the Covered Funds including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)     maintain a trading desk and place all orders for the purchase and sale of portfolio investments for each Covered Fund’s account with brokers or dealers selected by the ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the ADVISER, subject to the ADVISER’s control, direction, and supervision.

(c)     furnish to the Covered Funds office space, facilities, equipment and personnel adequate to provide the services described above and pay the compensation to VC I’s Directors and officers who are interested persons of the ADVISER.

In performing the services described in paragraph (b) above, the ADVISER shall use its best efforts to obtain for the Covered Funds the most favorable overall price and execution. The ADVISER shall also use its best efforts to obtain for the Covered Funds any tender and exchange offer solicitation fees, other fees, and similar payments available in connection with the portfolio transactions of the Covered Funds. Subject to prior authorization by VC I’s Board of Directors of appropriate policies and procedures, the ADVISER may cause the Covered Funds to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services, including statistical data, to the ADVISER. The ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

The ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VC I’s Board of Directors regarding the performance of services under this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the ADVISER shall bear the expense of discharging its responsibilities hereunder and VC I shall pay, or arrange for others to pay, all its expenses other than those which part 2 of this Agreement expressly states are payable to the ADVISER. Expenses payable by VC I include, but are not limited to, (i) interest and taxes; (ii) brokerage commissions and other expenses of purchasing and selling portfolio investments; (iii) compensation of its Directors and officers other than those persons who are interested persons of the ADVISER; (iv) fees of outside counsel to and of independent auditors of VC I selected by the Board of Directors; (v) fees for accounting services; (vi) custodial, registration, and transfer agency fees; (vii) expenses related to the repurchase or redemption of its shares including expenses related to a program of periodic repurchases or redemptions; (viii) expenses related to issuance of its shares against payment therefor by, or on behalf of, the subscribers thereto; (ix) fees and related expenses of registering and qualifying VC I and its shares for distribution under state and federal securities laws; (x) expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of VC I; (xi) all other expenses incidental to holding meetings of VC I’s shareholders including proxy solicitations therefor; (xii) expenses for servicing shareholder accounts; (xiii) insurance premiums for fidelity coverage and errors and omissions insurance; (xiv) dues for VC I’s membership in trade associations approved by the Board of Directors; and (xv) such non-recurring expenses as may arise, including those associated with actions, suits, or proceedings to which VC I is a party and the legal obligation which VC I may have to indemnify its officers, Directors and employees with respect thereto. VC I shall allocate the foregoing expenses among the Covered Funds and, to the extent that any of the foregoing expenses are allocated between the Covered Funds and any other Funds or entities, such allocations shall be made pursuant to methods approved by the Board of Directors.

2.	Compensation of ADVISER

VC I shall pay to the ADVISER, as compensation for the services rendered, facilities furnished and expenses paid by the ADVISER, a monthly fee based on each Covered Fund’s average daily net assets computed for each Covered Fund as provided for in the fee schedule attached hereto as Schedule A. VC I shall pay this fee for each calendar month as soon as practicable after the end of that month. Schedule A may be amended from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any existing or new Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The ADVISER shall promptly reduce its monthly fee by the amount of any commissions, tender and exchange offer solicitation fees, other fees, or similar payments received by the ADVISER, or any affiliated person of the ADVISER, in connection with any Covered Fund’s portfolio transactions, less the amount of any direct expenses incurred by the ADVISER, or any affiliated person of the ADVISER, in obtaining such commissions, fees, or payments.

If the ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

3.	Scope of ADVISER’s Duties

The ADVISER, and any person controlling, controlled by or under common control with the ADVISER, shall remain free to provide similar investment advisory services to other persons or engage in any other business or activity which does not impair the services which the ADVISER renders to the Covered Funds.

Except as otherwise required by the 1940 Act, any of the shareholders, Directors, officers and employees of VC I may be a shareholder, director, officer or employee of, or be otherwise interested in, the ADVISER, and in any person controlling, controlled by or under common control with the ADVISER; and the ADVISER, and any person controlling, controlled by or under common control with the ADVISER, may have an interest in VC I.

The ADVISER shall not be liable to VC I, or to any shareholder in VC I, for any act or omission in rendering services under this Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties on the part of the ADVISER.

The ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement, provided that any such person who serves or acts as an investment adviser separate from the ADVISER will do so pursuant to a sub-advisory agreement as provided in the following paragraph. The compensation of any such persons will be paid by the ADVISER, and no obligation will be incurred by, or on behalf of, VC I with respect to them.

Notwithstanding any other provision of this Agreement, VC I hereby authorizes the ADVISER to employ an investment sub-adviser for any one or more of the Covered Funds for the purpose of providing investment management services with respect to such Covered Funds, provided that (a) the compensation to be paid to such investment sub-adviser shall be the sole responsibility of the ADVISER, (b) the duties and responsibilities of the investment sub-adviser shall be as set forth in a sub-advisory agreement including the ADVISER and the investment sub-adviser as parties, (c) such sub-advisory agreement shall be adopted and approved in conformity with applicable laws and regulations, and (d) such sub-advisory agreement may be terminated at any time, on not more than 60 days’ written notice, by the ADVISER on notice to the sub-adviser and VC I, by the sub-adviser on notice to the ADVISER and VC I, and by VC I’s Board of Directors or by a majority vote of the Covered Fund’s outstanding voting securities on notice to the sub-adviser and the ADVISER.

4.	Duration of Agreement

This Agreement shall become effective as to the Covered Funds set forth on Schedule A on the date hereof and as to any other Funds on the date of the amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the effective date. Thereafter this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of the VC I Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote a majority of the VC I Board of Directors or a majority of a Covered Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated, without the payment of any penalty, as to any Covered Fund at any time by VC I’s Board of Directors or by vote of a majority of that Fund’s outstanding voting securities, on 30-60 days’ prior written notice to the ADVISER, or by the ADVISER, on not more than 60 days’ nor less than 30 days’ written notice, or upon such shorter notice as may be mutually agreed upon.

5.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to the ADVISER or VC I by the Securities and Exchange Commission (the “Commission”) or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

6.	Notices

All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service:

If to VC I:	With a copy to:

VALIC Company I	SunAmerica Asset Management, LLC
2919 Allen Parkway	Harborside 5
Houston, TX 77019	185 Hudson Street, Suite 3300
Attention: President	Jersey City, NJ 07311
Attention: General Counsel

If to the ADVISER:

The Variable Annuity Life Insurance Company 2929 Allen Parkway
Houston, TX 77019
Attention: General Counsel

7.	Miscellaneous Provisions

For the purposes of this Agreement, the terms “affiliated person,” “assignment,” “interested person,” and “majority of outstanding voting securities” shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted to either the ADVISER or VC I by the Commission, or such interpretive positions as may be taken by the Commission or its staff, under the 1940 Act, and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

8.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

VALIC COMPANY I

By:
Name:
Title:

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:
Name:
Title:

[Signature Page to VC I Investment Advisory Agreement]

VALIC COMPANY I

SCHEDULE A

to Investment Advisory Agreement

(Effective [●])

COVERED FUNDS

Fee computed at the following annual rates, based on average daily net assets and payable monthly:

Aggressive Growth Lifestyle Fund	0.10%

Asset Allocation Fund	0.50% on the first $300 million 0.475% on the next $200 million 0.45% on assets over $500 million

Blue Chip Growth Fund	0.75% on the first $250 million 0.725% on the next $250 million 0.70% on assets over $500 million

Capital Appreciation Fund	0.55% on the first $1 billion 0.525% on assets over $1 billion

Conservative Growth Lifestyle Fund	0.10%

Core Bond Fund	0.50% on the first $200 million 0.45% on the next $300 million 0.40% on assets over $500 million

Dividend Value Fund	0.75% on the first $250 million 0.72% on the next $250 million 0.67% on the next $500 million 0.62% on assets over $1 billion

Dynamic Allocation Fund	0.25% on the first $1 billion 0.22% on the next $1 billion 0.20% on assets over $2 billion

Emerging Economies Fund	0.81% on the first $250 million 0.76% on the next $250 million 0.71% on the next $500 million 0.66% on assets over $1 billion

Global Real Estate Fund	0.75% on the first $250 million 0.70% on the next $250 million 0.65% on assets over $500 million

Global Strategy Fund	0.50% on the first $500 million 0.46% on assets over $500 million

Government Securities Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on the next $500 million 0.35% on assets over $1 billion

Growth Fund	0.73% on the first $500 million 0.67% on the next $500 million 0.64% on the next $500 million 0.61% on assets over $1.5 billion

High Yield Bond Fund	0.65% on the first $150 million 0.60% on the next $350 million 0.55% over $500 million

Inflation Protected Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on assets over $500 million

International Equities Index Fund	0.35% on the first $500 million 0.25% on the next $500 million 0.24% on assets over $1 billion

International Government Bond Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on the next $500 million 0.35% on assets over $1 billion

International Growth Fund	0.95% on the first $250 million 0.90% on the next $250 million 0.85% on the next $500 million 0.80% on assets over $1 billion

International Opportunities Fund	0.90% on the first $100 million 0.80% on the next $650 million 0.75% on assets over $750 million

International Socially Responsible Fund	0.50% on the first $500 million 0.475% on the next $500 million 0.45% on assets over $1 billion

International Value Fund	0.73% on the first $250 million 0.68% on the next $250 million 0.63% on the next $500 million 0.58% on assets over $1 billion

Large Capital Growth Fund	0.64% on the first $750 million 0.59% on assets over $750 million

Mid Cap Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion

Mid Cap Strategic Growth Fund	0.70% on the first $250 million 0.65% on the next $250 million 0.60% on assets over $500 million

Mid Cap Value Fund	0.75% on the first $100 million 0.725% on the next $150 million 0.70% on the next $250 million 0.675% on the next $250 million 0.65% over $750 million

Moderate Growth Lifestyle Fund	0.10%

Nasdaq-100® Index Fund	0.40% on the first $250 million 0.38% on the next $250 million 0.36% on assets over $500 million

Science & Technology Fund	0.90% on the first $500 million 0.85% on assets over $500 million

Small Cap Growth Fund	0.85% on the first $100 million 0.80% on assets over $100 million

Small Cap Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion

Small Cap Special Values Fund	0.75% on the first $500 million 0.70% on assets over $500 million

Small Cap Value Fund	0.75% on the first $50 million 0.65% on assets over $50 million

Stock Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion

Systematic Core Fund	0.75% on the first $500 million 0.725% on assets over $500 million

Systematic Value Fund	0.70% on the first $250 million 0.65% on the next $250 million 0.60% on the next $500 million 0.55% on assets over $1 billion

U.S. Socially Responsible Fund	0.25% on the first $1 billion 0.24% on assets over $1 billion

EXHIBIT E

INFORMATION REGARDING CURRENT AGREEMENTS

VALIC serves as investment adviser to each Fund pursuant to its current investment advisory agreement (the “Current Advisory Agreement”). The table below sets forth the date on which the Current Advisory Agreement was last submitted to a vote of shareholders of each Fund for approval, the advisory fee rate, and the aggregate amount of advisory fees paid by each Fund to VALIC for the Fund’s most recently completed fiscal year. The Current Advisory Agreement is dated January 1, 2002, as amended.

Fund	Date of Last Shareholder Approval	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to VALIC
Aggressive Growth Lifestyle Fund	May 18, 2021	0.10%	$722,082

Asset Allocation Fund	December 28, 2001	0.50% on the first $300 million 0.475% on the next $200 million 0.45% on assets over $500 million	$773,743

Blue Chip Growth Fund	December 28, 2001	0.75% on the first $250 million 0.725% on the next $250 million 0.70% on assets over $500 million	$6,939,191

Capital Appreciation Fund	May 18, 2021	0.55% on the first $1 billion 0.525% on assets over $1 billion	$821,511

Conservative Growth Lifestyle Fund	May 18, 2021	0.10%	$362,643

Core Bond Fund	May 18, 2021	0.50% on the first $200 million 0.45% on the next $300 million 0.40% on assets over $500 million	$11,614,851

Dividend Value Fund	December 28, 2001	0.75% on the first $250 million 0.72% on the next $250 million 0.67% on the next $500 million 0.62% on assets over $1 billion	$9,488,965

Dynamic Allocation Fund	[December 19, 2012]	0.25% on the first $1 billion 0.22% on the next $1 billion 0.20% on assets over $2 billion	$472,913

Emerging Economies Fund	December 5, 2005	0.81% on the first $250 million 0.76% on the next $250 million 0.71% on the next $500 million 0.66% on assets over $1 billion	$6,100,689

Global Real Estate Fund	[March 10, 2008]	0.75% on the first $250 million 0.70% on the next $250 million 0.65% on assets over $500 million	$3,960,717

Global Strategy Fund	December 5, 2005	0.50% on the first $500 million 0.46% on assets over $500 million	$1,347,741

Fund	Date of Last Shareholder Approval	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to VALIC
Government Securities Fund	December 28, 2001	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on the next $500 million 0.35% on assets over $1 billion	$819,987

Growth Fund	December 5, 2005	0.73% on the first $500 million 0.67% on the next $500 million 0.64% on the next $500 million 0.61% on assets over $1.5 billion	$9,223,629

High Yield Bond Fund	May 18, 2021	0.65% on the first $150 million 0.60% on the next $350 million 0.55% over $500 million	$3,625,840

Inflation Protected Fund	December 20, 2004	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on assets over $500 million	$3,808,635

International Equities Index Fund	December 28, 2001	0.35% on the first $500 million 0.25% on the next $500 million 0.24% on assets over $1 billion	$4,854,150

International Government Bond Fund	December 28, 2001	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on the next $500 million 0.35% on assets over $1 billion	$854,648

International Growth Fund	December 28, 2001	0.95% on the first $250 million 0.90% on the next $250 million 0.85% on the next $500 million 0.80% on assets over $1 billion	$5,250,533

International Opportunities Fund	May 18, 2021	0.90% on the first $100 million 0.80% on the next $650 million 0.75% on assets over $750 million	$4,993,521

International Socially Responsible Fund	December 28, 2001	0.50% on the first $500 million 0.475% on the next $500 million 0.45% on assets over $1 billion	$1,816,155

International Value Fund	December 5, 2005	0.73% on the first $250 million 0.68% on the next $250 million 0.63% on the next $500 million 0.58% on assets over $1 billion	$4,605,327

Large Capital Growth Fund	December 20, 2004	0.64% on the first $750 million 0.59% on assets over $750 million	$4,571,464

Mid Cap Index Fund	December 28, 2001	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion	$9,266,483

Fund	Date of Last Shareholder Approval	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to VALIC
Mid Cap Strategic Growth Fund	[December 20, 2004]	0.70% on the first $250 million 0.65% on the next $250 million 0.60% on assets over $500 million	$5,627,514

Mid Cap Value Fund	December 28, 2001	0.75% on the first $100 million 0.725% on the next $150 million 0.70% on the next $250 million 0.675% on the next $250 million 0.65% over $750 million	$6,342,152

Moderate Growth Lifestyle Fund	May 18, 2021	0.10%	$1,150,200

Nasdaq-100® Index Fund	December 28, 2001	0.40% on the first $250 million 0.38% on the next $250 million 0.36% on assets over $500 million	$3,356,597

Science & Technology Fund	December 28, 2001	0.90% on the first $500 million 0.85% on assets over $500 million	$25,028,320

Small Cap Growth Fund	May 18, 2021	0.85% on the first $100 million 0.80% on assets over $100 million	$5,730,029

Small Cap Index Fund	December 28, 2001	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion	$3,674,444

Small Cap Special Values Fund	December 5, 2005	0.75% on the first $500 million 0.70% on assets over $500 million	$1,927,195

Small Cap Value Fund	May 18, 2021	0.75% on the first $50 million 0.65% on assets over $50 million	$3,172,425

Stock Index Fund	December 28, 2001	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion	$13,774,195

Systematic Core Fund	December 28, 2001	0.75% on the first $500 million 0.725% on assets over $500 million	$5,075,839

Systematic Value Fund	December 28, 2001	0.70% on the first $250 million 0.65% on the next $250 million 0.60% on the next $500 million 0.55% on assets over $1 billion	$3,498,500

U.S. Socially Responsible Fund	May 18, 2021	0.25% on the first $1 billion 0.24% on assets over $1 billion	$2,013,874

EXHIBIT F

COMPENSATION PAID TO VALIC BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following tables set forth the advisory fee rates and assets under management of each registered investment company advised by VALIC and SunAmerica, an affiliated investment adviser, which have similar investment objectives or strategies to the relevant Funds. The information is as of each registered investment company’s most recently completed fiscal year. Rates are provided as a percentage of average daily net assets unless otherwise indicated.

VC I International Equities Index Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SunAmerica Series Trust (“SAST”) SA International Index Portfolio	0.40% on first $2 billion 0.35% over $2 billion	$48,551,690,503	N

Seasons Series Trust (“SST”) SA Multi-Managed International Equity Portfolio[1]	0.95% first $250 million 0.90% next $250 million 0.85% over $500 million	$47,163,864,483	N

VC I International Equities Index Fund	0.35% on the first $500 million 0.25% on the next $500 million 0.24% on assets over $1 billion	$1,772,562,425	N

VC I Stock Index Fund

VC I U.S. Socially Responsible Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Large Cap Index Portfolio	0.40% on first $2 billion 0.32% on next $1 billion 0.28% over $3 billion	$48,551,690,503	Y

VC I Stock Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion	$6,182,796,309	N

VC I U.S. Socially Responsible Fund	0.25% on the first $1 billion 0.24% on assets over $1 billion	$805,549,480	N

[1]	Only the portion of assets directly managed by SunAmerica is managed pursuant to similar strategies.

VC I Mid Cap Index Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Mid Cap Index Portfolio	0.30% on first $2 billion 0.25% over $2 billion	$48,551,690,503	N

VC I Mid Cap Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion	$3,633,241,657	N

VC I Small Cap Index Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Small Cap Index Portfolio	0.35% on first $2 billion 0.30% over $2 billion	$48,551,690,503	N

SST SA Multi-Managed Small Cap Portfolio[2]	0.85% first $250 million 0.80% next $250 million 0.75% over $500 million	$47,163,864,483	N

VC I Small Cap Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion	$1,269,777,653	N

VC I Dividend Value Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SST SA Columbia Focused Value Portfolio	1.00% first $250 million 0.95% next $250 million 0.90% over $500 million	$47,163,864,483	Y

SAST SA Franklin BW U.S. Large Cap Value Portfolio	0.80% on first $100 million 0.75% on next $400 million 0.70% over $500 million	$48,551,690,503	Y

[2]	Only the portion of assets directly managed by SunAmerica is managed pursuant to similar strategies.

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan Equity-Income Portfolio	0.70% first $50 million 0.65% next $100 million 0.60% next $150 million 0.55% next $200 million 0.50% over $500 million	$48,551,690,503	N

SST SA Multi-Managed Large Cap Value Portfolio	0.80% on first $250 million 0.75% on next $250 million 0.70% over $500 million	$47,163,864,483	N

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio	0.60% on all assets	$48,551,690,503	N

VC I Dividend Value Fund	0.75% on first $250 million 0.72% on next $250 million 0.67% on next $500 million 0.62% over $1 billion	$1,397,413,695	Y

VC I Core Bond Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan MFS Core Bond Portfolio	0.60%	$48,551,690,503	Y

SST SA Multi-Managed Diversified Fixed Income Portfolio	0.70% first $200 million 0.65% next $200 million 0.60% over $400 million	$47,163,864,483	N

SAST SA Wellington Government and Quality Bond Portfolio	0.53% on all assets	$51,186,960,723	N

VC I Core Bond Fund	0.50% on first $200 million 0.45% on next $300 million 0.40% on assets over $500 million	$2,816,212,837	N

VC I Capital Appreciation Fund

VC I Large Capital Growth Fund

VC I Growth Fund

VC I Blue Chip Growth Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Janus Focused Growth Portfolio	0.85%	$48,551,690,503	Y

SAST SA Wellington Capital Appreciation Portfolio	0.750% first $50 million 0.725% next $50 million 0.700% thereafter	$51,186,960,723	N

SAST SA MFS Blue Chip Growth Portfolio	0.70% first $250 million 0.65% next $250 million 0.60% over $500 million	$48,551,690,503	N

SAST SA AB Growth Portfolio	0.70% first $50 million 0.65% next $100 million 0.60% over $150 million	$48,551,690,503	N

SST SA T. Rowe Price Growth Stock Portfolio	0.85% first $250 million 0.80% next $250 million 0.75% over $500 million	$47,163,864,483	N

SST SA Multi-Managed Large Cap Growth Portfolio	0.80% first $250 million 0.75% next $250 million 0.70% over $500 million	$47,163,864,483	Y

VC I Capital Appreciation Fund	0.55% first $1 billion 0.525% on assets over $1 billion	$149,365,579	N

VC I Large Capital Growth Fund	0.64% first $750 million 0.59% over $750 million	$714,416,355	N

VC I Growth Fund	0.73% first $500 million 0.67% next $500 million 0.64% next $500 million 0.61% over $1.5 billion	$1,347,549,920	Y

VC I Blue Chip Growth Fund	0.75% first $250 million 0.725% next $250 million 0.70% over $500 million	$964,527,234	Y

VC I High Yield Bond Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA PineBridge High-Yield Bond Portfolio	0.70% first $50 million 0.65% next $100 million 0.60% next $100 million 0.55% over $250 million	$48,551,690,503	N

VC I High Yield Bond Fund	0.65% on first $150 million 0.60% on next $350 million 0.55% on assets over $500 million	$600,152,708	N

VC I Systematic Core Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio	0.50% on the first $100 million 0.48% on the next $150 million 0.46% on the next $250 million 0.44% on the next $250 million 0.43% thereafter	$48,551,690,503	N

VC I Systematic Core Fund	0.750% on the first $500 million 0.725% on assets over $500 million	$682,874,388	Y

VC I Asset Allocation Fund

VC I Global Strategy Fund

VC I Moderate Growth Lifestyle Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan Diversified Balanced Portfolio	0.70% first $50 million 0.65% next $100 million 0.60% next $150 million 0.55% next $200 million 0.50% over $500 million	$48,551,690,503	N

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA MFS Total Return Portfolio	0.700% first $50 million 0.650% next $450 million 0.625% next $250 million 0.595% next $250 million 0.575% over $1 billion	$48,551,690,503	N

SAST SA Wellington Strategic Multi-Asset Portfolio	1.00% first $200 million 0.875% next $300 million 0.800% thereafter	$51,186,960,723	N

SST SA Multi-Managed Moderate Growth Portfolio	0.85% on the first $250 million 0.80% on the next $250 million 0.75% on assets over $500 million	$47,163,864,483	Y

SST SA Multi-Managed Growth Portfolio	0.89% on the first $250 million 0.84% on the next $250 million 0.79% on assets over $500 million	$47,163,864,483	Y

VC I Asset Allocation Fund	0.500% on the first $300 million 0.475% on the next $200 million 0.450% on assets over $500 million	$154,748,535	Y

VC I Global Strategy Fund	0.50% on the first $500 million 0.46% on assets over $500 million	$269,548,155	Y

VC I Moderate Growth Lifestyle Fund	0.10%	$1,150,199,858	N

VC I Emerging Economies Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan Emerging Markets Portfolio	1.15% first $100 million 1.10% next $100 million 1.05% over $200 million	$48,551,690,503	Y

VC I Emerging Economies Fund	0.81% on the first $250 million 0.76% on the next $250 million 0.71% on the next $500 million 0.66% on assets over $1 billion	$806,723,732	N

VC I International Government Bond Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Goldman Sachs Global Bond Portfolio	0.75% first $100 million 0.65% next $100 million 0.60% next $100 million 0.55% over $250 million	$48,551,690,503	N

VC I International Government Bond Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on the next $500 million 0.35% on assets over $1 billion	$170,929,513	N

VC I Inflation Protected Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SST SA American Century Inflation Protection Portfolio	0.60% first $500 million 0.55% over $500 million	$47,163,864,483	Y

VC I Inflation Protected Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on the assets over $500 million	$858,408,422	Y

VC I Small Cap Growth Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Invesco Growth Opportunities Portfolio	0.75% on the first $250 million 0.70% on the next $250 million 0.65% over $500 million	$48,551,690,503	N

VC I Small Cap Growth Fund	0.85% on the first $100 million 0.80% on assets over $100 million	$710,002,798	Y

VC I Mid Cap Strategic Growth Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan Mid-Cap Growth Portfolio	0.80% to $100 million 0.75% over $100 million	$48,551,690,503	Y

SST SA Multi-Managed Mid Cap Growth Portfolio	0.85% on the first $250 million 0.80% on the next $250 million 0.75% on the next $500 million	$47,163,864,483	N

VC I Mid Cap Strategic Growth Fund	0.70% on the first $250 million 0.65% on the next $250 million 0.60% on assets over $500 million	$875,418,997	N

VC I Mid Cap Value Fund

VC I Small Cap Special Values Fund

VC I Small Cap Value Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA AB Small & Mid-Cap Value Portfolio	0.95% to $250 million 0.90% over $250 million	$48,551,690,503	Y

SAST SA Franklin Small Company Value Portfolio	1.00% on first $200 million 0.92% on next $300 million 0.90% over $500 million	$48,551,690,503	Y

SST SA Multi-Managed Mid Cap Value Portfolio	0.85% first $250 million 0.80% next $250 million 0.75% over $500 million	$47,163,864,483	N

VC I Mid Cap Value Fund	0.75% on first $100 million 0.725% on next $150 million 0.70% on next $250 million 0.675% on next $250 million 0.65% on assets over $750 million	$914,177,185	N

VC I Small Cap Special Values Fund	0.75% on the first $500 million 0.70% on assets over $500 million	$256,959,376	N

VC I Small Cap Value Fund	0.75% on the first $50 million 0.65% on assets over $50 million	$480,373,025	N

VC I International Growth Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Fidelity Institutional AM® International Growth Portfolio	0.78% on first $100 million 0.76% on next $100 million 0.75% over $200 million	$48,551,690,503	N

VC I International Growth Fund	0.95% on the first $250 million 0.90% on the next $250 million 0.85% on the next $500 million 0.80% on assets over $1 billion	$574,355,277	Y

VC I International Value Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan Global Equities Portfolio	0.90% on the first $50 million 0.80% on the next $100 million 0.70% on the next $150 million 0.65% thereafter	$48,551,690,503	N

SAST SA Morgan Stanley International Equities Portfolio	0.85% on first $250 million 0.80% on next $250 million 0.75% over $500 million	$48,551,690,503	Y

SAST SA PIMCO RAE International Value Portfolio	1.025% on first $50 million 0.865% on next $150 million 0.775% on next $300 million 0.750% over $500 million	$48,551,690,503	N

SAST SA Putnam International Growth and Income Portfolio	1.00% on first $150 million 0.90% on next $150 million 0.80% over $300 million	$48,551,690,503	Y

SST SA Multi-Managed International Equity Portfolio	0.95% on the first $250 million 0.90% next $250 million 0.85% over $500 million	$47,163,864,483	Y

VC I International Value Fund	0.73% on the first $250 million 0.68% on the next $250 million 0.63% on the next $500 million 0.58% on assets over $1 billion	$671,480,470	Y

VC I Dynamic Allocation Fund

Fund	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA VCP Dynamic Allocation Portfolio	0.25% on first $1.5 billion 0.22% on next $1.5 billion 0.20% over $3 billion	$10,996,433,290	Y

SAST SA VCP Dynamic Strategy Portfolio	0.25% on first $1.5 billion 0.22% on next $1.5 billion 0.20% over $3 billion	$7,122,133,989	N

SAST SA VCP Index Allocation Portfolio	0.200% on first $500 million 0.175% thereafter	$48,551,690,503	N

SAST SA BlackRock VCP Global Multi Asset Portfolio	0.860% on first $500 million 0.840% on next $2.5 billion 0.790% over $3 billion	$48,551,690,503	Y

SAST SA PIMCO VCP Tactical Balanced Portfolio	0.86% on first $750 million 0.85% on next $750 million 0.82% over $1.5 billion	$48,551,690,503	N

SAST SA Schroders VCP Global Allocation Portfolio	0.850% on first $250 million 0.830% on next $250 million 0.790% on next $1 billion 0.770% over $1.5 billion	$48,551,690,503	Y

SAST SA T. Rowe Price VCP Balanced Portfolio	0.850% on first $200 million 0.820% reset at $200 million 0.820% on next $300 million 0.800% reset at $500 million 0.800% on next $500 million 0.770% reset at $1 billion 0.750% on next $1 billion 0.750% reset at $2 billion 0.750% over $2 billion	$48,551,690,503	N

VC I Dynamic Allocation Fund	0.25% on the first $1 billion 0.22% on the next $1 billion 0.20% on assets over $2 billion	$189,165,300	N

EXHIBIT G

FORM OF NEW SUNAMERICA SUB-ADVISORY AGREEMENT

The form of New SunAmerica Sub-Advisory Agreement discussed in this Proxy Statement appears below.

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this [    ] day of [    ], by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and SUNAMERICA ASSET MANAGEMENT, LLC, hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)

VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-six portfolios (“Funds”):

Aggressive Growth Lifestyle Fund

Asset Allocation Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Conservative Growth Lifestyle Fund

Core Bond Fund

Dividend Value Fund

Dynamic Allocation Fund

Emerging Economies Fund

Global Real Estate Fund

Global Strategy Fund

Government Securities Fund

Growth Fund

High Yield Bond Fund

Inflation Protected Fund

International Equities Index Fund

International Government Bond Fund

International Growth Fund

International Opportunities Fund

International Socially Responsible Fund

International Value Fund

Large Capital Growth Fund

Mid Cap Index Fund

Mid Cap Strategic Growth Fund

Mid Cap Value Fund

Moderate Growth Lifestyle Fund

Nasdaq-100® Index Fund

Science & Technology Fund

Small Cap Growth Fund

Small Cap Index Fund

Small Cap Special Values Fund

Small Cap Value Fund

Stock Index Fund

Systematic Core Fund

Systematic Value Fund

U.S. Socially Responsible Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including Section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions of any Covered Fund(s) and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER, shall:

(a)

Manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC I Board of Directors, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)

Maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

(c)

In performing its obligations under this Agreement, the SUB-ADVISER may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that the SUB-ADVISER shall always remain liable for its obligations hereunder.

VALIC agrees that, to the extent SUB-ADVISER is responsible for managing only a portion of the assets of a Covered Fund, SUB-ADVISER shall manage the portion of the assets of a Covered Fund allocated to it as if it was a separate operating fund, unless instructed otherwise in writing from VALIC, and shall comply with the investment objectives, policies and restrictions applicable to a Covered Fund and qualifications of a Covered Fund as a regulated investment company under the Code with respect to the portion of assets of a Covered Fund allocated to SUB-ADVISER.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions, under the circumstances of each trade and on the basis of all relevant factors and considerations. Subject to policies and procedures that may be adopted by VC I’s Board of Directors and Section 28(e) of the Securities Exchange Act of 1934, as amended, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research products or services, including statistical data, to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, VALIC and its affiliates or any other sub-adviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.

Furthermore, on occasions when the SUB-ADVISER deems the purchase or sale of a security to be in the best interest of one or more of the Covered Fund(s) as well as other clients of the SUB-ADVISER, it may allocate such transactions in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Covered Fund(s) and to such other clients. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the SUB-ADVISER in accordance with this Agreement and the investment objectives and strategies of the Covered Fund(s), as outlined in the Registration Statement for the Covered Fund(s), VALIC hereby authorizes and directs the SUB-ADVISER to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Covered Fund(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Covered Fund(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The SUB-ADVISER also is hereby authorized to instruct a Covered Fund’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The SUB-ADVISER is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. VALIC acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the SUB-ADVISER for such investment purposes and agrees to provide the SUB-ADVISER with tax information, governing documents, legal opinions and other information concerning the Covered Fund(s) as may be reasonably necessary to complete such agreements and other documentation. The SUB-ADVISER is required to provide VALIC with copies of the applicable agreements and documentation promptly upon request and to notify VALIC of any claims by counterparties or financial intermediaries that a Covered Fund has triggered an early termination or default provision or otherwise is out of compliance with the terms of the applicable agreement or that the counterparty is excused from performing under the agreement. The SUB-ADVISER is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal VC I and the Covered Fund’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

The authority shall include, without limitation the authority on behalf of and in the name of the Covered Fund(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

The SUB-ADVISER is authorized to terminate all such master and related agreements and other documentation with respect to a Covered Fund when it determines it is in the best interest of the Covered Fund to do so, and it is authorized to exercise all default and other rights of the Covered Fund against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Covered Fund. Upon termination of this Agreement, the SUB-ADVISER agrees to remove the Covered Fund(s) as parties to such agreements and to consult with Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts, which VALIC shall determine in its sole discretion. If instructed by VALIC to do so, the SUB-ADVISER shall close out open positions and transfer financial instruments in accordance with VALIC’s instructions.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUB-ADVISER and VALIC the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for the Covered Fund(s), (ii) to deliver securities and other property against payment for the Covered Fund(s), and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement or as provided by VALIC in writing to the Custodian.

VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Directors. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by the Covered Fund(s).    VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund(s). The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ assets.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement.

VALIC and the SUB-ADVISER acknowledge that VC I will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of the Covered Funds(s).

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.	Confidentiality

Each party will receive and hold any records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a Covered Fund’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Covered Fund; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Covered Fund; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 2.

To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects (and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding).

For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers), affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 2 are in addition to the terms of any other agreements between the parties or their affiliates.

The parties agree that, notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net assets computed for each Covered Fund as provided for in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Covered Fund shall not be deemed to affect the interest of any other Covered Fund and shall not require the approval of shareholders of any other Covered Fund.

VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month. If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, the Covered Funds, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this Agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement. The provisions of this paragraph shall survive the termination of the Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 817(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.

The SUB-ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB-ADVISER may use, or the success of SUB-ADVISER’s overall management of the Covered Fund(s). VALIC and VC I understand that investment decisions made for the Covered Fund(s) by the SUB-ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC and in making investment decisions for the Covered Fund(s).

5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)

The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers and the delegation to the SUB-ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.

6.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties.

7.	Indemnification

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC. The provisions of this paragraph shall survive the termination of this Agreement.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER. The provisions of this paragraph shall survive the termination of this Agreement.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this Section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this Section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

8.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person, or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder; provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect for the Covered Fund(s) and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this paragraph shall survive the termination of this Agreement.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement.

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC I in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder.

9.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the SEC or such interpretive positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

10.	Amendment and Waiver

The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

11.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

12.	Notices

All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

VALIC consents to the delivery of a Covered Fund’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to VALIC, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. VALIC confirms that it has provided the SUB-ADVISER with at least one valid electronic mail address where Account Communications can be sent. VALIC acknowledges that the SUB-ADVISER reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. VALIC may withdraw consent to electronic delivery at any time by giving the SUB-ADVISER notice pursuant this Section.

If to VALIC:	If to SUB-ADVISER:

The Variable Annuity Life Insurance Company 2919 Allen Parkway Houston, Texas 77019 Attention: General Counsel Email address: SaamcoLegal@aig.com	SunAmerica Asset Management, LLC Harborside 5 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311 Attention: General Counsel Email address: SaamcoLegal@aig.com

[Signature page follows]

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:
Name:
Title:

SUNAMERICA ASSET MANAGEMENT, LLC

By:
Name:
Title:

[Signature Page to VC I SunAmerica Investment Sub-Advisory Agreement]

SCHEDULE A

Effective [    ]

Annual Fee computed at the following annual rate, based on average daily net assets for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund(s)	Fee
Dynamic Allocation Fund	0.07% on the first $500 million 0.04% on the next $500 million 0.02% on assets over $1.0 billion

Growth Fund[1]	0.02% on first $2 billion 0.01% on assets over $2 billion

International Equities Index Fund	0.10% on first $1 billion 0.09% on assets over $1 billion

Internationally Socially Responsible Fund	0.25% on first $500 million 0.225% on next $500 million 0.20% on assets over $1 billion

Mid Cap Index Fund	0.03% on first $150 million 0.02% on assets over $150 million

Nasdaq®-100 Index Fund	0.15% on first $250 million 0.13% on next $250 million 0.11% over $500 million

Small Cap Index Fund	0.03% on first $150 million 0.02% on assets over $150 million

Stock Index Fund[1]	0.02% on first $2 billion 0.01% on assets over $2 billion

U.S. Socially Responsible Fund	0.125% on first $1 billion 0.115% on assets over $1 billion

[1]	SUB-ADVISER shall be paid a composite fee based on the aggregate assets it manages for the Stock Index Fund and the VALIC Company I Growth Fund.

EXHIBIT H

INFORMATION REGARDING THE CURRENT SUNAMERICA SUB-ADVISORY AGREEMENTS

Material Differences in the Terms of the New SunAmerica Sub-Advisory Agreement and each of the 2002 Agreement and the 2010 Agreement

The terms of the New SunAmerica Sub-Advisory Agreement are similar to those of the 2002 Agreement, but differ in certain respects. The differences are not expected to have any impact on the day-to-day management of the SunAmerica-Advised Funds. The material differences in terms between the New SunAmerica Sub-Advisory Agreement and those of the 2002 Agreement are:

•	The New SunAmerica Sub-Advisory Agreement expressly provides that the Sub-Adviser may delegate its rights, powers and functions to any advisory affiliate;

•

The New SunAmerica Sub-Advisory Agreement expressly provides that the Sub-Adviser shall manage the portion of the assets of a Fund allocated to it as if it were a separate operating Fund and shall comply with the investment objectives, policies and restrictions of the Fund and qualifications of a Fund as a regulated investment company;

•	The provision in the 2002 Agreement that VALIC may direct the Sub-Adviser to use a particular broker or dealer for trades is not included in the New SunAmerica Sub-Advisory Agreement;

•	The New SunAmerica Sub-Advisory Agreement provides that the Sub-Adviser is not responsible for taking any action on behalf of the Funds in connection with litigation;

•	The New SunAmerica Sub-Advisory Agreement includes a provision relating to proxy voting by the Sub-Adviser;

•	The New SunAmerica Sub-Advisory Agreement expressly provides that the indemnification provisions shall survive the termination of the Agreement;

•	The New SunAmerica Sub-Advisory Agreement requires an indemnified party to notify the indemnifying party of the commencement of an action, and addresses the allocation of defense expenses; and
•	The governing law of the New SunAmerica Sub-Advisory Agreement is that of the State of New York, as opposed to the 2002 Agreement which is governed by the law of the State of Texas.

The terms of the New SunAmerica Sub-Advisory Agreement are similar to those of the 2010 Agreement, but differ in certain respects. The differences are not expected to have any impact on the day-to-day management of the SunAmerica-Advised Funds. The material differences in terms between the New SunAmerica Sub-Advisory Agreement and those of the 2010 Agreement are:

•	The New SunAmerica Sub-Advisory Agreement expressly provides that the Sub-Adviser may delegate its rights, powers and functions to any advisory affiliate;

•

The New SunAmerica Sub-Advisory Agreement expressly provides that the Sub-Adviser shall manage the portion of the assets of a Fund allocated to it as if it were a separate operating Fund and shall comply with the investment objectives, policies and restrictions of the Fund and qualifications of a Fund as a regulated investment company;

•	The provision in the 2010 Agreement that VALIC may direct the Sub-Adviser to use a particular broker or dealer for trades is not included in the New SunAmerica Sub-Advisory Agreement;

•	The New SunAmerica Sub-Advisory Agreement provides that the Sub-Adviser is not responsible for taking any action on behalf of the Funds in connection with litigation;

•	The New SunAmerica Sub-Advisory Agreement expressly provides that the indemnification provisions shall survive the termination of the Agreement;

H-1

•	The New SunAmerica Sub-Advisory Agreement requires an indemnified party to notify the indemnifying party of the commencement of an action, and addresses the allocation of defense expenses; and

•	The governing law of the New SunAmerica Sub-Advisory Agreement is that of the State of New York, as opposed to the 2010 Agreement which is governed by the law of the State of Texas.

Date of Last Shareholder Approval of the Current SunAmerica Sub-Advisory Agreements

The Investment Sub-Advisory Agreement between VALIC and SunAmerica, dated January 1, 2002, with respect to the Dynamic Allocation Fund (the “2002 Agreement”) was approved by shareholders on December 28, 2001.

The Investment Sub-Advisory Agreement between VALIC and SunAmerica, dated March 26, 2010, with respect to the Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund (the “2010 Agreement”) was approved by shareholders on March 26, 2010.

The Investment Sub-Advisory Agreement between VALIC and SunAmerica, dated June 16, 2014, with respect to the Growth Fund, International Equities Index Fund, Internationally Socially Responsible Fund and U.S. Socially Responsible Fund was approved by shareholders on May 13, 2014.

H-2

EXHIBIT I

COMPARISON OF CURRENT AND PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS

The following chart compares the current and proposed fundamental investment restrictions of each of the Funds.

Restriction	Current Restriction	Proposed Restriction
Borrowing

All Funds: Each Fund may borrow money in amounts up to 33 1⁄3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities

All Funds, except the Lifestyle Funds: No Fund may purchase or sell physical commodities except that each Fund (other than the Lifestyle Funds) may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

Explanation: The Lifestyle Funds may not purchase or sell physical commodities.

The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Restriction	Current Restriction	Proposed Restriction
Concentration

All Funds, except the Nasdaq-100® Index Fund, Lifestyle Funds and Global Real Estate Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments. For purposes of this restriction, the Dynamic Allocation Fund does not consider investment companies to be an industry or the investment in an Underlying Fund that concentrates investments in a particular industry or group of industries will not be considered an investment by the Dynamic Allocation Fund in that particular industry or group of industries.

Explanation: With respect to the Lifestyle Funds, each Lifestyle Fund may invest more than 25% of its assets in Funds of VC I.

The Fund may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Nasdaq-100® Index Fund: No fundamental investment restriction regarding concentration.

The Fund may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except to approximately the same extent that its benchmark index is concentrated in one or more particular industries.

Lifestyle Funds: No fundamental investment restriction regarding concentration.

The Fund may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Restriction	Current Restriction	Proposed Restriction
Global Real Estate Fund: No fundamental investment restriction regarding concentration.

The Fund may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund will concentrate its investments in the real estate industry.

Diversification

All Funds, except the Growth Fund, the International Government Bond Fund, the Nasdaq-100® Index Fund and the Science & Technology Fund: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act. The Funds are classified as diversified under the 1940 Act. This means that each Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, (a) with respect to 75% of its total assets, more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Issuance of Senior Securities

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission (“SEC”) staff interpretation of the 1940 Act.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Restriction	Current Restriction	Proposed Restriction
Lending

All Funds, except the Lifestyle Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

Explanation: The Lifestyle Funds may not engage in lending securities.

The Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate

All Funds, except the Lifestyle Funds: No Fund may purchase or sell real estate except that each Fund (other than the Lifestyle Funds) may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

Explanation: The Lifestyle Funds may not invest in real estate.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

EXHIBIT J

SHARES OUTSTANDING AS OF THE RECORD DATE

As of the Record Date, the following number of shares of each Fund were outstanding and entitled to vote:

Fund	Shares Outstanding on Record Date
Aggressive Growth Lifestyle Fund	[●]
Asset Allocation Fund	[●]
Blue Chip Growth Fund	[●]
Capital Appreciation Fund	[●]
Conservative Growth Lifestyle Fund	[●]
Core Bond Fund	[●]
Dividend Value Fund	[●]
Dynamic Allocation Fund	[●]
Emerging Economies Fund	[●]
Global Real Estate Fund	[●]
Global Strategy Fund	[●]
Government Securities Fund	[●]
Growth Fund	[●]
High Yield Bond Fund	[●]
Inflation Protected Fund	[●]
International Equities Index Fund	[●]
International Government Bond Fund	[●]
International Growth Fund	[●]
International Opportunities Fund	[●]
International Socially Responsible Fund	[●]
International Value Fund	[●]
Large Capital Growth Fund	[●]
Mid Cap Index Fund	[●]
Mid Cap Strategic Growth Fund	[●]
Mid Cap Value Fund	[●]
Moderate Growth Lifestyle Fund	[●]
Nasdaq-100® Index Fund	[●]
Science & Technology Fund	[●]
Small Cap Growth Fund	[●]
Small Cap Index Fund	[●]
Small Cap Special Values Fund	[●]
Small Cap Value Fund	[●]
Stock Index Fund	[●]
Systematic Core Fund	[●]
Systematic Value Fund	[●]
U.S. Socially Responsible Fund	[●]

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

J-1

EXHIBIT K

OWNERSHIP OF SHARES

To the knowledge of each Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the Record Date.

Fund	Shareholder Name and Address	Shares Held	% of Class
Aggressive Growth Lifestyle Fund
Asset Allocation Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
Dividend Value Fund
Dynamic Allocation Fund
Emerging Economies Fund
Global Real Estate Fund
Global Strategy Fund
Government Securities Fund
Growth Fund
High Yield Bond Fund
Inflation Protected Fund
International Equities Index Fund
International Government Bond Fund
International Growth Fund
International Opportunities Fund
International Socially Responsible Fund
International Value Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Mid Cap Value Fund
Moderate Growth Lifestyle Fund
Nasdaq-100® Index Fund
Science & Technology Fund
Small Cap Growth Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small Cap Value Fund
Stock Index Fund
Systematic Core Fund
Systematic Value Fund
U.S. Socially Responsible Fund

K-1

EXHIBIT L

AMOUNTS PAID TO AFFILIATES OF VALIC

The below table sets forth: (i) the administrative services fees paid to SunAmerica Asset Management, LLC (“SunAmerica”); (ii) the transfer agency fees paid to VALIC Retirement Services Company (“VRSCO”); and (iii) the brokerage commissions paid to affiliated broker-dealers for the most recently completed fiscal year of each Fund. SunAmerica and VRSCO are each affiliates of VALIC.

Fund	Fees Paid to SunAmerica	Fees Paid to VRSCO	Affiliated Brokerage Commissions Paid
Aggressive Growth Lifestyle Fund	$0	$2,930	$0
Asset Allocation Fund	$103,296	$1,460	$0
Blue Chip Growth Fund	$643,774	$3,404	$0
Capital Appreciation Fund	$99,703	$3,873	$0
Conservative Growth Lifestyle Fund	$0	$2,048	$0
Core Bond Fund	$1,879,835	$6,372	$0
Dividend Value Fund	$932,715	$3,403	$0
Dynamic Allocation Fund	$21,972	$1,533	$0
Emerging Economies Fund	$538,441	$4,863	$0
Global Real Estate Fund	$368,290	$3,405	$0
Global Strategy Fund	$179,919	$1,459	$0
Government Securities Fund	$109,470	$4,377	$0
Growth Fund	$899,483	$2,432	$0
High Yield Bond Fund	$400,595	$3,900	$0
Inflation Protected Fund	$573,030	$3,404	$0
International Equities Index Fund	$1,183,147	$7,291	$0
International Government Bond Fund	$114,092	$3,405	$0
International Growth Fund	$383,347	$3,405	$0
International Opportunities Fund	$408,280	$4,360	$0
International Socially Responsible Fund	$242,450	$3,168	$0
International Value Fund	$448,211	$3,891	$0
Large Capital Growth Fund	$476,898	$3,892	$0
Mid Cap Index Fund	$2,425,206	$8,864	$0
Mid Cap Strategic Growth Fund	$584,360	$3,915	$0
Mid Cap Value Fund	$610,202	$4,601	$0
Moderate Growth Lifestyle Fund	$0	$2,597	$0
Nasdaq-100® Index Fund	$594,543	$6,581	$0
Science & Technology Fund	$1,945,686	$7,293	$0
Small Cap Growth Fund	$473,878	$4,037	$0
Small Cap Index Fund	$847,497	$8,514	$0
Small Cap Special Values Fund	$171,521	$3,397	$0
Small Cap Value Fund	$320,648	$3,893	$0
Stock Index Fund	$4,127,078	$10,185	$0
Systematic Core Fund	$455,814	$4,935	$0
Systematic Value Fund	$347,647	$3,479	$0
U.S. Socially Responsible Fund	$537,704	$2,498	$0

L-1

PXY-VAL-V4 Note: Please sign exactly as your name appears on the proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated, and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. Signature and Title, if applicable Additional Signature (if held jointly) Date PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE Scan code for mobile voting PO BOX 8035 CARY, NC 27512 PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of the Fund, a series of VALIC Company I, a Maryland Corporation, hereby appoints Gregory D. Bressler, Louis O. Ducote, Kathleen D. Fuentes, Edward J. Gizzi, Gregory R. Kingston, Jennifer M. Rogers and Christopher J. Tafone and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on August 5, 2022, at a Joint Special Meeting of Shareholders (the “Special Meeting”) to be held on Friday, October 14, 2022 at 3:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Joint Special Meeting. The Special Meeting will be held in virtual meeting format only. Please visit www.proxydocs.com/VALIC for more details. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Joint Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given. The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals. The above named proxies will use their discretion to vote for any VALIC COMPANY I JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 2022 Joint Special Meeting to be held live via the Internet—please visit www.proxydocs.com/VALIC for more details. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on October 14, 2022. The Proxy Statement for this Meeting is available at: www.proxydocs.com/VALIC. INTERNET Go To: www.proxypush.com/VALIC • Cast your vote online. • Have your Proxy Card ready. • Follow the simple instructions to record your vote, or • Scan the QR code below; follow the instructions. [GRAPHIC APPEARS HERE] ATTEND THE VIRTUAL MEETING • You can register to attend and vote at the virtual Special Meeting at www.proxydocs.com/VALIC and follow the instructions. MAIL • Mark, sign and date your Proxy Card. • Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window. PHONE Call 1-866-520-4683 • Use any touch-tone telephone. • Have your Proxy Card ready. • Follow the simple recorded instructions,     OR, • Call 1-888-305-4154 to speak with a live agent and record your vote. PROXY CARD PXY-VAL-V4

1.                To elect ten (10) Directors to the Board of the Company:     (Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) below.) Fund Name Fund Name Fund Name Fund Name 2. To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, and to approve any future investment advisory agreements between VALIC and the Company, each to take effect upon a Change of Control Event resulting from the Separation Plan 3. To approve a new investment sub-advisory agreement between VALIC and SunAmerica with respect to each of the Dynamic Allocation Fund, Growth Fund, International Equities Index Fund, Internationally Socially Respon-sible Fund, Mid Cap Index Fund, Nasdaq-100 Index Fund, Small Cap Index Fund, Stock Index Fund and U.S Socially Responsible Fund (the “SunAmerica-Advised Funds”), and to approve any future investment sub-advisory agreements between VALIC and SunAmerica with respect to the SunAmerica-Advised Funds, each to take effect upon a Change of Control Event resulting from the Separation Plan 4. To approve a “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisors on behalf of the Funds without obtain-ing shareholder approval 5. To approve the adoption, revision or elimination, as applicable, of the fundamental investment restrictions, as follows: 5A. To revise the fundamental investment restriction regarding borrowing money 5B. To revise the fundamental investment restriction regarding underwriting 5C. To revise the fundamental investment restriction regarding lending 5D. To revise the fundamental investment restriction regarding the issuance of senior securities 5E. To revise the fundamental investment restriction regarding investing in real estate 5F. To revise the fundamental investment restriction regarding investing in commodities 5G. To revise or adopt, as applicable, a fundamental investment restriction regarding concentration 5H. To eliminate the fundamental investment restriction regarding diversification—all Funds other than Growth Fund, International Government Bond Fund, Nasdaq-100® Index Fund, Science & Technology Fund 6. Approval of a change to the Blue Chip Growth Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified” —Shareholders of the Blue Chip Growth Fund only PXY-VAL-V4

Note: Please sign exactly as your name appears on the proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated, and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. Signature and Title, if applicable Additional Signature (if held jointly) Date PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE Scan code for mobile voting PO BOX 8035 CARY, NC 27512 PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of the Fund, a series of VALIC Company I, a Maryland Corporation, hereby appoints Gregory D. Bressler, Louis O. Ducote, Kathleen D. Fuentes, Edward J. Gizzi, Gregory R. Kingston, Jennifer M. Rogers and Christopher J. Tafone and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on August 5, 2022, at a Joint Special Meeting of Shareholders (the “Special Meeting”) to be held on Friday, October 14, 2022 at 3:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Joint Special Meeting. The Special Meeting will be held in virtual meeting format only. Please visit www.proxydocs.com/VALIC for more details. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Joint Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given. The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals. The above named proxies will use their discretion to vote for any VALIC COMPANY I JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 2022 Joint Special Meeting to be held live via the Internet—please visit www.proxydocs.com/VALIC for more details. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on October 14, 2022. The Proxy Statement for this Meeting is available at: www.proxydocs.com/VALIC. INTERNET Go To: www.proxypush.com/VALIC • Cast your vote online. • Have your Proxy Card ready. • Follow the simple instructions to record your vote, or • Scan the QR code below; follow the instructions. [GRAPHIC APPEARS HERE] ATTEND THE VIRTUAL MEETING • You can register to attend and vote at the virtual Special Meeting at www.proxydocs.com/VALIC and follow the instructions. MAIL • Mark, sign and date your Proxy Card. • Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window. PHONE Call 1-866-520-4683 • Use any touch-tone telephone. • Have your Proxy Card ready. • Follow the simple recorded instructions,     OR, • Call 1-888-305-4154 to speak with a live agent and record your vote. PROXY CARD PXY-VAL-V4

1.                To elect ten (10) Directors to the Board of the Company:     (Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) below.) Fund Name Fund Name [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE] Fund Name Fund Name 2. To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, and to approve any future investment advisory agreements between VALIC and the Company, each to take effect upon a Change of Control Event resulting from the Separation Plan 3. To approve a new investment sub-advisory agreement between VALIC and SunAmerica with respect to each of the Dynamic Allocation Fund, Growth Fund, International Equities Index Fund, Internationally Socially Respon-sible Fund, Mid Cap Index Fund, Nasdaq-100 Index Fund, Small Cap Index Fund, Stock Index Fund and U.S Socially Responsible Fund (the “SunAmerica-Advised Funds”), and to approve any future investment sub-advisory agreements between VALIC and SunAmerica with respect to the SunAmerica-Advised Funds, each to take effect upon a Change of Control Event resulting from the Separation Plan 4. To approve a “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisors on behalf of the Funds without obtain-ing shareholder approval 5. To approve the adoption, revision or elimination, as applicable, of the fundamental investment restrictions, as follows: 5A. To revise the fundamental investment restriction regarding borrowing money 5B. To revise the fundamental investment restriction regarding underwriting 5C. To revise the fundamental investment restriction regarding lending 5D. To revise the fundamental investment restriction regarding the issuance of senior securities 5E. To revise the fundamental investment restriction regarding investing in real estate 5F. To revise the fundamental investment restriction regarding investing in commodities 5G. To revise or adopt, as applicable, a fundamental investment restriction regarding concentration 5H. To eliminate the fundamental investment restriction regarding diversification—all Funds other than Growth Fund, International Government Bond Fund, Nasdaq-100® Index Fund, Science & Technology Fund 6. Approval of a change to the Blue Chip Growth Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified” —Shareholders of the Blue Chip Growth Fund only (01) Thomas J. Brown (03) Cheryl Creuzot (05) Darlene T. DeRemer (07) Eileen A. Kamerick (09) Peter A. Harbeck (02) Dr. Judith L. Craven (04) Yvonne M. Curl (06) Dr. Timothy J. Ebner (08) Dr. John E. Maupin , Jr. (10) Eric S. Levy FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Fund Name Fund Name Fund Name Fund Name FOR AGAINST ABSTAIN

Signature and Title, if applicable Additional Signature (if held jointly) Date PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE PO BOX 8035 CARY, NC 27512 PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This Voting Instruction/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you have the right to provide voting instructions attributable to your plan, please indicate your instructions and return the voting instructions. If you wish to instruct us to accept voting instructions from participants in your plan, you may select this option and return the group authorization. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope. If we receive no response from you, then we will vote according to any instructions we receive from plan participants. The undersigned hereby instructs THE VARIABLE ANNUITY LIFE INSURANCE COMPANY OR AN AFFILIATED LIFE INSURANCE COMPANY, on behalf of the Separate Account, to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders. With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account. MAIL • Check the appropriate box on the card below. • Mark, sign and date your card. • Fold and return your card in the postage-paid enve-lope provided with the address below showing through the window. GAC VALIC COMPANY I JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 2022 Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on October 14, 2022. The Proxy Statement for this Meeting is available at: www.proxydocs.com/VALIC. Account #: GROUP-#####-PLAN-### Note: Please sign exactly as your name appears on the card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated, and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. To instruct us to accept voting instructions from participants OR vote on behalf of partici-pants MARK THE BOXES BELOW: Check here to authorize only and DO NOT VOTE. Check here to vote only.

1.                To elect ten (10) Directors to the Board of the Company:     (Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) below.) Fund Name [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE] Fund Name Fund Name [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE] Fund Name 2. To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, and to approve any future investment advisory agreements between VALIC and the Company, each to take effect upon a Change of Control Event resulting from the Separation Plan 3. To approve a new investment sub-advisory agreement between VALIC and SunAmerica with respect to each of the Dynamic Allocation Fund, Growth Fund, International Equities Index Fund, Internationally Socially Respon-sible Fund, Mid Cap Index Fund, Nasdaq-100 Index Fund, Small Cap Index Fund, Stock Index Fund and U.S Socially Responsible Fund (the “SunAmerica-Advised Funds”), and to approve any future investment sub-advisory agreements between VALIC and SunAmerica with respect to the SunAmerica-Advised Funds, each to take effect upon a Change of Control Event resulting from the Separation Plan. 4. To approve a “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisors on behalf of the Funds without obtain-ing shareholder approval 5. To approve the adoption, revision or elimination, as applicable, of the fundamental investment restrictions, as follows: 5A. To revise the fundamental investment restriction regarding borrowing money 5B. To revise the fundamental investment restriction regarding underwriting 5C. To revise the fundamental investment restriction regarding lending 5D. To revise the fundamental investment restriction regarding the issuance of senior securities 5E. To revise the fundamental investment restriction regarding investing in real estate 5F. To revise the fundamental investment restriction regarding investing in commodities 5G. To revise or adopt, as applicable, a fundamental investment restriction regarding concentration 5H. To eliminate the fundamental investment restriction regarding diversification—all Funds other than Growth Fund, International Government Bond Fund, Nasdaq-100® Index Fund, Science & Technology Fund 6. Approval of a change to the Blue Chip Growth Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified” —Shareholders of the Blue Chip Growth Fund only

GAC-VAL-V4 Please fold here—Do not separate Note: Please sign exactly as your name appears on the card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated, and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. Signature and Title, if applicable Additional Signature (if held jointly) Date PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE Scan code for mobile voting PO BOX 8035 CARY, NC 27512 PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 THE VARIABLE ANNUITY LIFE INSURANCE COMPANY VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby instructs The Variable Annuity Life Insurance Company, or other affiliated life insurance company (each, a “Life Company”), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Fund, a series of VALIC Company I (the “Company”), which are attributable to the variable annuity contract (the “Contract”) for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the “Special Meeting”) to be held on Friday, October 14, 2022 at 3:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. The Special Meeting will be held in virtual meeting format only. Please visit www.proxydocs.com/VALIC for more details. Contract owners must register in advance to attend and participate in the Special Meeting. The Variable Annuity Life Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, The Variable Annuity Life Insurance Company will vote shares attributable to your Contract “FOR” the Proposals. If you fail to return this voting instruction card or return it unsigned, The Variable Annuity Life Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting. VALIC COMPANY I JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 2022 Joint Special Meeting to be held live via the Internet—please visit www.proxydocs.com/VALIC for more details. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on October 14, 2022. The Proxy Statement for this Meeting is available at: www.proxydocs.com/VALIC. VIC INTERNET Go To: www.proxypush.com/VALIC • Cast your vote online. • ÂHave your card ready. • ÂFollow the simple instructions to record your vote, or • Scan the QR code below; follow the instructions. ATTEND THE VIRTUAL MEETING • You can register to attend and vote at the virtual Special Meeting at www.proxydocs.com/VALIC and follow the instructions. MAIL • Mark, sign and date your card. • Fold and return your card in the postage-paid enve-lope provided with the address below showing through the window. PHONE Call 1-866-520-4683 • Use any touch-tone telephone. • Have your card ready. • Follow the simple recorded instructions,     OR, • Call 1-888-305-4154 to speak with a live agent and record your vote. VIC-VAL-V4

1.                To elect ten (10) Directors to the Board of the Company:     (Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) below.) Fund Name 2. To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, and to approve any future investment advisory agreements between VALIC and the Company, each to take effect upon a Change of Control Event resulting from the Separation Plan 3. To approve a new investment sub-advisory agreement between VALIC and SunAmerica with respect to each of the Dynamic Allocation Fund, Growth Fund, International Equities Index Fund, Internationally Socially Respon-sible Fund, Mid Cap Index Fund, Nasdaq-100 Index Fund, Small Cap Index Fund, Stock Index Fund and U.S Socially Responsible Fund (the “SunAmerica-Advised Funds”), and to approve any future investment sub-advisory agreements between VALIC and SunAmerica with respect to the SunAmerica-Advised Funds, each to take effect upon a Change of Control Event resulting from the Separation Plan. 4. To approve a “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisors on behalf of the Funds without obtain-ing shareholder approval 5. To approve the adoption, revision or elimination, as applicable, of the fundamental investment restrictions, as follows: 5A. To revise the fundamental investment restriction regarding borrowing money 5B. To revise the fundamental investment restriction regarding underwriting 5C. To revise the fundamental investment restriction regarding lending 5D. To revise the fundamental investment restriction regarding the issuance of senior securities 5E. To revise the fundamental investment restriction regarding investing in real estate 5F. To revise the fundamental investment restriction regarding investing in commodities 5G. To revise or adopt, as applicable, a fundamental investment restriction regarding concentration 5H. To eliminate the fundamental investment restriction regarding diversification—all Funds other than Growth Fund, International Government Bond Fund, Nasdaq-100® Index Fund, Science & Technology Fund 6. Approval of a change to the Blue Chip Growth Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified” —Shareholders of the Blue Chip Growth Fund only (01) Thomas J. Brown (03) Cheryl Creuzot (05) Darlene T. DeRemer (07) Eileen A. Kamerick (09) Peter A. Harbeck (02) Dr. Judith L. Craven (04) Yvonne M. Curl (06) Dr. Timothy J. Ebner (08) Dr. John E. Maupin , Jr. (10) Eric S. Levy FOR ABSTAIN

787 Seventh Avenue New York, NY 10019-6099 Tel: 212 728 8000 Fax: 212 728 8111

VIA EDGAR

August 3, 2022

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:     VALIC COMPANY I (Investment Company Act File No. 811-03738)

           Preliminary Proxy Statement

Ladies and Gentlemen:

On behalf of VALIC Company I (the “Company”), I hereby transmit for filing pursuant to the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), a preliminary proxy statement, notice to shareholders and forms of proxy cards and voting instruction cards relating to a joint special meeting (the “Special Meeting”) of the shareholders of each series of the Company (each, a “Fund” and collectively, the “Funds”), scheduled to be held on October 14, 2022. Capitalized terms used in this letter and not defined have the meanings ascribed to them in the preliminary proxy statement.

The following matters will be considered at the Special Meeting:

1.	To elect Directors to the Board of the Company;

2.

To approve a new investment advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and the Company, on behalf of each of its Funds, and to approve any future investment advisory agreements between VALIC and the Company, each to take effect upon a Change of Control Event resulting from the Separation Plan;

3.

To approve a new investment sub-advisory agreement between VALIC and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to each of the Dynamic Allocation Fund, Growth Fund, International Equities Index Fund, Internationally Socially Responsible Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund and U.S. Socially Responsible Fund (the “SunAmerica-Advised Funds”), and to approve any future investment sub-advisory agreements between VALIC and SunAmerica with respect to the SunAmerica-Advised Funds, each to take effect upon a Change of Control Event resulting from the Separation Plan;

BRUSSELS        CHICAGO         FRANKFURT        HOUSTON        LONDON        LOS ANGELES        MILAN

NEW YORK        PALO ALTO        PARIS         ROME        SAN FRANCISCO        WASHINGTON

VALIC Company I

August 3, 2022

4.

To approve a “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers on behalf of the Funds without obtaining shareholder approval;

5.	To approve the adoption, revision or elimination of the fundamental investment restrictions, as applicable, with respect to each Fund; and

6.	To approve a change to the Blue Chip Growth Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified.”

Any questions concerning this filing should be directed to the undersigned at (212) 728-8037.

Sincerely,

/s/ Stacey P. Ruiz
Stacey P. Ruiz

Cc:	Kathleen D. Fuentes, Esq., SunAmerica Asset Management, LLC
Christopher J. Tafone, Esq., SunAmerica Asset Management, LLC
Elliot J. Gluck, Esq., Willkie Farr & Gallagher LLP